UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

ANNUAL REPORT

HANCOCK HORIZON FAMILY OF FUNDS

DECEMBER 31, 2020

Burkenroad Small Cap Fund

Diversified Income Fund

Diversified International Fund

Dynamic Asset Allocation Fund

International Small Cap Fund

Louisiana Tax-Free Income Fund

Microcap Fund

Mississippi Tax-Free Income Fund

Quantitative Long/Short Fund

The Advisors’ Inner Circle Fund II

Hancock Horizon Family of Funds	December 31, 2020

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to December 31, 2019). The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-990-2434; and (ii) on the Commission’s website at http://www.sec.gov.

Shareholder Letter (unaudited)

Dear Shareholder,

As 2019 ended, we felt like U.S. — China trade relations would be the top issue of 2020. Little did we know at the time how insignificant a topic that would become. Our attention was still on China, but for a much different reason. A virus that scientists knew little about was spreading quickly through the population taking a toll on life, commerce, and mental and physical health. Weeks later, this was not just a China issue—it was a global issue. Many ‘firsts’ or ‘worsts’ would soon be recorded and the way we live, work, shop and socialize would all change very quickly. As we all know now, the dark days of the Pandemic are still here. However, there are many reasons to be hopeful. Medical researchers have made tremendous strides in treating, and in time, preventing the spread of the virus through effective vaccines that should bring us back to a more ‘normal’ world. Spring is coming.

Four Star Fund

As of December 31, 2020 the Hancock Horizon Mississippi Tax-Free Institutional Share Class received an overall 4-star rating from Morningstar. The Fund’s rating was achieved relative to 146 US Muni Single State Intermediate Funds in this category.

Microcap Fund Manager Update

In 2020 we announced that Stephen Cangelosi would be added as co-manager to the Hancock Horizon Microcap Fund. Stephen Cangelosi is a senior portfolio manager focused primarily on managing investment portfolios for high net worth individuals and institutional clients. Stephen has been in the finance industry for 29 years, joining the Hancock team as part of the acquisition of Capital One Asset Management LLC.

Benchmark Changes

As of December 31, 2020 the Hancock Horizon Burkenroad Small Cap Fund’s primary benchmark was changed from the Russell 2000 Index to the S&P Small Cap 600 Index, which is a small capitalization index made up of 600 domestic stocks is chosen for market size, liquidity and industry group representation.

Also as of December 31, 2020 the Hancock Horizon Microcap Fund’s primary benchmark was changed from the Russell Microcap Index to the Dow Jones U.S. Micro-Cap Total Stock Market Index. This index is a subset of the Dow Jones U.S. Total Stock Market Index, which measures al U.S. equity securities with readily available prices. We believe this Index is an appropriate benchmark for the Fund because it represents stocks ranked below 2,500 by size and is designed to provide a comprehensive measure of the micro-cap segment of the U.S. stock market.

The Hancock Horizon Dynamic Asset Allocation Fund added a new secondary benchmark. The HFRI Macro Multi Strategy Index—the proposed secondary benchmark—captures monthly returns of an equal-weighted set of hedge funds that follow strategies that have the flexibility in allocation decisions similar to the Fund. This Index is designed to represent the performance of hedge funds which employ components of both Discretionary and Systematic Macro strategies, but neither exclusively both. Strategies frequently contain proprietary trading influences, and in some cases contain distinct, identifiable sub-strategies, such as equity hedge or equity market neutral, or in some cases a number of sub-strategies are blended together without the capacity for portfolio level disaggregation. Strategies employ an investment process is predicated on a

December 31, 2020

systematic, quantitative evaluation of macroeconomic variables in which the portfolio positioning is predicated on convergence of differentials between markets, not necessarily highly correlated with each other, but currently diverging from their historical levels of correlation. Strategies focus on fundamental relationships across geographic areas of focus both inter and intra-asset classes, and typical holding periods are longer than trend following or discretionary strategies.

We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team, and we look forward to serving your future investment needs.

Sincerely,

David Lundgren, CFA

Chief Investment Officer

Disclosures

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com

Mutual fund investing involves risk including loss of principal.

Smaller companies typically exhibit higher volatility. Products of companies in which Funds invest may be subject to severe competition and rapid obsolescence.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Whitney Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Whitney Bank or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

About Morningstar

© 2020 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

Economic Overview and Investment Outlook (unaudited)

2020: A Mosaic of Disaster

For asset management professionals, the memory of the Financial Crisis of 2008-09 does not easily fade away. During those dark days, we spent much of our time discussing the many ‘firsts’ or ‘worsts’ used to describe the economy, markets, and employment. Client conversations were plentiful and many advisers also doubled as therapists all the while themselves secretly worrying how it may end. As it became apparent that the global economy wasn’t going to collapse and stock markets would eventually heal, we had hoped this would be a ‘once in a career’ experience. Enter the Pandemic of 2020.

As 2019 ended, we felt like U.S. – China trade relations would be the top issue of 2020. Little did we know at the time how insignificant a topic that would become. Our attention was still on China, but for a much different reason. A virus that scientists knew little about was spreading quickly through the population taking a toll on life, commerce, and mental and physical health. Weeks later, this was not just a China issue - it was a global issue. Many ‘firsts’ or ‘worsts’ would soon be recorded and the way we live, work, shop, and socialize would all change very quickly. We all know the story.

If you’ve spent any time on social media, you have definitely run across a meme or two (or a hundred), telling 2020 just how we all felt about it and how we were anxiously awaiting to flip the calendar with 2021 at the top. If only it were that simple. Unfortunately, January 1, 2021 was not a light switch. As we all know now, the dark days of the Pandemic are still here. However, there are still many reasons to be hopeful. Medical researchers have made tremendous strides in treating and, in time, preventing the spread of the virus through effective vaccines that should bring us back to a more ‘normal’ world. Spring is coming.

In this issue, we briefly review some of the key market, policy, and economic highlights of 2020 followed by a more in-depth look at 2021 and the reasons to be hopeful.

December 31, 2020

2020 BY THE NUMBERS

Employment[1]

Unemployment Rate (U.S)
3.6%	14.8%	6.8%
Start of Year	Peak of Pandemic	End of Year
	(April 20)

6.87 Million	Initial jobless claims for U.S. week of March 27

25 Million	U.S. workers receiving unemployment benefits in May

Pandemic
20 Million	People with COVID-19 in 2020[2]

10 months	to develop and distribute the first COVID-19 vaccine[3]

35%	of employees switched from working in office to remote in April / May 2020[4]

Economic Growth

Stocks[1]

40	Number of years the S&P 500 was positive out of the last 50 years

Economic Overview and Investment Outlook (unaudited) (continued)

Policy / Government
$4 Trillion	Amount of Coronavirus Fiscal Aid / Relief passed in 2020[1]

155 Million	Votes cast in the U.S. Presidential election – most ever[1]

US DEFICIT[6]

$1 Trillion	for 2019

$3 Trillion	for 2020

The Fed and Interest Rates[1]
$3 Trillion	Amount of debt securities purchased by the Federal Reserve through Quantitative Easing (QE) program in 2020

Fed Funds target rate (upper bound)

1.75% at 1/1/20 .25% at 12/31/20

10 year U.S. Treasury 1.9% 1/1/20 0.5% 8/20 0.9% 12/31/20

December 31, 2020

2020: A Mosaic of Disaster

After a difficult Spring, Markets and the Economy Rebound in the Face of a Difficult Environment

The Dark Days of Spring	Relief and Hope	The Rebound

•  Global Pandemic

•  Stay in place orders are issued

•  Unprecedented Global Economic Collapse (U.S. GDP -31.4% 2Q)

•  Stock markets plunge (major market indi- ces fall more than 30%)

•  Money floods into U.S. Treasuries for safety (10 year U.S. Treasures fall to near 0.5%)

•  The Fed moves into action

•  Massive fiscal stimulus near $3 trillion – CARES Act

•  Better treatment options for COVID patients emerge

•  Pharmaceutical companies begin to work on a vaccine

•  Restrictions are eased - governments try to balance both safety and commerce

•  Stocks roar back off March lows

•  Economic Growth soars (U.S. GDP +33.4% 3Q)

Success Amidst Stress

•  Election

•  The race – vaccine distribution vs. soaring cases

•  More fiscal stimulus

•  Markets close strong (Many indices finished the year up double digits)

Economic Overview and Investment Outlook (unaudited) (continued)

2021 – Spring is Coming

In forming our annual outlook for the upcoming year, we typically review the current macroeconomic and market trends to help formulate our expectations for future economic growth, stock market outcomes, and the direction of interest rates. While those fundamental items are still very important, for 2021 there are two other arguably more important considerations. If and when the pandemic ends and how the 2020 election may change government policy are both very critical backdrops that will likely play a large role in shaping the economy and markets in 2021. Hancock Whitney Asset Management’s senior leaders present their key investment themes and more commentary on the outlook for 2021.

2021 Key Investment Themes

PANDEMIC

•  Vaccine distribution - enthusiasm meets reality

•  Herd immunity is on the horizon

GOVERNMENT POLICY

•  Slim majority limits range of policy choices

•  Further Federal support programs expected

ECONOMY

•  Back to ‘normal’ economic growth

•  The recovering economy likely to reach relatively full employment by year-end

•  Inflation expected to remain muted

STOCK MARKET

•  The global growth imperative and ample liquidity will likely drive U.S. large cap stocks performance higher

•  Cycle resets – expansion ended

•  The rally for Large Cap Value and Small Cap stocks will likely be transitory

FEDERAL RESERVE &      INTEREST RATES

•  Long-term interest rates are likely to migrate higher

•  Debt and deficits are anticipated to continue to rise

•  The Federal Reserve has indicated that it will keep short-term interest rates anchored near zero

•  We anticipate Anti-QE clamor by year-end

December 31, 2020

2021 Outlook: COVID-19 and the Impact on the U.S. Economy

Herd immunity

Works to control the spread of disease within a population when a specific amount of that population (threshold) becomes immune to the disease through vaccination or infection and recovery.

Journal of the American Medical Association; “What Is Herd Immunity?” by Angel N. Desai, MD, MPH1; Maimuna S. Majumder, PhD, MPH2, October 19, 2020

Americans are anxious to return to normal activities and for the economy to operate as it did during “normal” times. However, for it to perform up to its full capabilities the population must acquire herd immunity – the level of widespread protection from infection that stops the virus from being transmitted. Fortunately, the availability of vaccines is growing, potentially offering the much - preferred avenue to achieving herd immunity - a vaccination rather than recovery from an infection.

Current trends in infection transmission and testing results indicate the U.S. is not close to achieving herd immunity. A reputable data scientist, Youyang Gu, estimates the percentage of the population that has been infected and has achieved immunity, at least temporarily, at a midpoint of around 21%, or 69.8 million people. This equates to one out over every five people.8

The percentage of the population required to be immune to stop the spread of a disease varies by disease. A highly contagious disease such as measles requires a very high percentage of people to be immune in order to prevent further spread. COVID-19 is highly contagious, leading public health experts to estimate that around 70% of the population may need to be immune, either from prior infection or a vaccination, to stop its spread. Vaccines offer a chance to speed up this process, though they may not be a panacea. Coronaviruses are known to mutate, meaning that vaccines may offer just partial protection and may not protect everyone.9

Economic Overview and Investment Outlook (unaudited) (continued)

THE ENSEMBLE OF COVID-19 FORECASTING MODELS

COVID-19 was the dominant factor impacting the economy in 2020. No economic forecast could be made without reference to the course of the pandemic as it surged and ebbed in large geographic areas and densely populated cities. We are interested in understanding how impactful the spread of COVID-19 will be to economic progress in 2021. With that goal in mind, we will make several observations and assumptions.

1.

The current level of cases, hospitalizations and deaths will get worse before it improves. The ensemble of 34 models shown on the CDC’s website figures in Chart 1 show the number of total COVID-19 deaths in the United States each week from October 24 through December 26 and the forecasted number of total COVID-19 deaths over the next 4 weeks. The ensemble predicts that a cumulative 383,000 to 424,000 COVID-19 deaths will be reported by January 23. (Chart 1). Thus, the risk of an economic stall or contraction cannot be ruled out due to voluntary or mandated restrictions on population mobility.[7]

December 31, 2020

2.

Behavior of the population may change in response to these results, but probably less so than in the early months of the pandemic. Behavioral change has been observed recently according to some mobility measures, as shown in Chart 2. However, the Dallas Federal Reserve’s Mobility and Engagement Index (MEI), which correlates with economic activity (Chart 2, grey line), indicates economic activity has remained fairly steady in the face of rising case growth. The recent dip during the Christmas holiday is similar to that seen at Thanksgiving, from which there was a quick recovery. Mobility has held up better than expected considering the surge in COVID case growth.[10]

3.

The current surge will run its course and weaken, as has occurred in every surge globally. Youyang Gu estimates that by the end of 2021, around one third of the population (~ 105 million) will likely have been infected, compared to a current estimated percentage that have already been infected of around 23%.[8]

Economic Overview and Investment Outlook (unaudited) (continued)

Based on current conditions and the improved clarity regarding the prospective timing of vaccine approvals, production and distribution, we can make some projections for the coming year. Immunity achieved via vaccinations should ramp up in the first quarter of 2021 and become a meaningful percentage of the immune population by the end of the second quarter. By the end of 2021, vaccinations may become the major source of immunity, and 70% of the U.S. population could obtain some degree of protection, through a combination of inoculations and prior infection (Chart 3).8 This outcome will allow the nation to approach herd immunity. As the nation approaches that level, new infections will be in decline. Importantly, as the high-risk population are prioritized in the early stages of vaccine distribution, deaths should decline even faster than new infections, and that could result in restrictions on mobility being removed in some locations even before herd immunity is achieved. Even though herd immunity doesa not mean there will be no new infections, population mobility can recover, allowing industries that have suffered the most from pandemic restrictions to restore jobs as revenues rebound.

While we have limited this section to potential outcomes in the U.S., the vaccine rollout internationally is even more complex, with numerous uncertainties and potential shortfalls. A significant risk exists that the Covax program, a global initiative to help people in all countries get rapid, fair and equitable access to safe and effective vaccines, will run short of funds. There is a danger that the plan fails to deliver, or that the roll-out for poor countries is delayed.1

Bloomberg Economics projects that 16 major countries have the potential to quickly achieve herd immunity in 2021, which offers the chance to boost the U.S. and global economies materially in 2021. These countries represent more than half of world GDP and therefore can provide the largest boost –estimated at 3.2 percent—to the world economy though they represent about one third of the world population. Another group of mainly emerging market countries, representing about 9 percent of global GDP has ordered enough vaccine supply to cover their vulnerable populations. If they can close 75 percent of the lost GDP compared to pre-crisis levels, they could add another 0.5 percent to global GDP growth next year.1

While the national and global efforts to vaccinate populations in a fair and equitable manner are not likely to go flawlessly, as evidenced by the disappointing rollout to date, we like the prospects for the COVID-19 pandemic to have a diminishing impact on the course of the economy as 2021 unfolds.

December 31, 2020

Impacts of the Election

Democrats have scored come-from-behind wins in both of this year’s Georgia Senate elections and will control the White House and both houses of Congress moving forward in 2021. This has led some to suggest that a major working of the tax code as well as important Senate procedural changes are in the works. However we believe the actual scope of change may be much smaller than many commentators expect.

With a 50-50 tie in the Senate, a party-line vote will leave Democrats dependent on a tie-breaking vote from Vice-President Kamala Harris. Since Senator Joe Manchin, a West Virginia Democrat, has publicly pledged to oppose major structural changes – such as the elimination of the Senate filibuster, the inclusion of additional states in the Union or expansion of the Supreme Court – those proposals look to be off the table. Further with a very narrow margin in the House of Representatives, Democrats will likely need to make any major policy changes acceptable to more moderate members of their party – particularly those in districts likely to be vulnerable in the mid-term elections. In general, moderates of both parties, particularly Democrats, are likely to have substantial leverage in this Congress.

One of the earliest actions of the newly seated government may be to increase funding for COVID relief as there were several popular provisions – including increased support both to individuals and to states and municipalities – that did not make it into the final version of the bill passed in December. There also appears to be bipartisan support for infrastructure spending and there is some discussion of including this in early stimulus. We expect, instead, it will take time to hammer out details and this discussion may extend to overlap with a focus on the national debt ceiling which is likely to be lifted in the summer. Among the likely beneficiaries of an infrastructure bill are alternative energy companies.

A key concern for investors heading into the November elections, tax reform is likely to be limited even under a Democratic Congress. More moderate House members from wealthier districts are likely to rein in the full agenda. We would expect some moderate increase in corporate taxes and on the highest-income individuals – almost certainly more than a Republican Senate would have delivered. Key for individual investors, the repeal of a step-up in cost basis at inheritance alongside a rollback of estate tax exemptions seem likely to be palatable to Congress. An increase in the capital gains rate along with ordinary rate for top earners is very much on the table as these would all address the goal of decreasing wealth inequality.

A Democratic Senate may make a significant difference in Cabinet selection, but we do not anticipate any changes in the team already announced prior to the Georgia results, which are generally viewed as acceptable to a Republican Senate. The prospective Biden team was chosen with an eye toward government experience and a moderate regulatory stance. In roles of key concern to the market (such as Janet Yellen as

Economic Overview and Investment Outlook (unaudited) (continued)

Treasury Secretary, Jennifer Granholm in Energy, and Katherine Tai as U.S. Trade Representative) should remain on track and face relatively smooth paths to confirmation in a Democratic Senate.

Similarly, a Democratic Senate opens the door to expansion of the current form of the Affordable Care Act. This would most likely benefit service providers, but drug cost control is likely to be part of this discussion as well. This could be a notable revenue growth drag for pharmaceutical companies.

We expect the Biden administration to act more aggressively in areas where no legislative action is necessary: trade and regulation. We anticipate the Biden White House will move to normalize trading arrangements with traditional partners. However, that does not necessarily mean a rapid embrace of open trade or an immediate end to Trump-era tariffs. Indeed, we believe Biden may prefer to keep some protections for U.S. industry and workers in place while also redomesticating critical portions of supply chains related to medical goods and other security-related items.

On the regulatory front, we expect that attention will be turned to strengthening environmental and public health rules that were loosened during the Trump administration. However, imposing new regulations will take time so any actual policy changes won’t emerge in the first few months, but we are likely to see more enthusiastic enforcement action across a broad set of issues.

December 31, 2020

2021 Economic Outlook: Onward Through the Fog1

The U.S. economy rebounded dramatically in 3Q20 with an unmatched quarter in modern U.S. history, a 33.1% annual rate of reboot. At this writing with roughly 2/3 of data available for 4Q20, we estimate a relatively robust follow-on at a 4-5% annual rate of growth in Real Gross Domestic Product (RGDP), strong by post-2009 standards anyway. Our central projection for 2021 is that U.S. economic growth gradually decelerates to pre-coronavirus norms of 2% trend growth. Stated broadly, we expect the annual average -3.6% rate of decline in 2020 RGDP to reverse to 3.3% growth in 2021 and 1.5% in 2022. Our 2021 forecast includes a 1.0% soft patch in 1Q21, owing to heightened COVID concerns and restrained business in some locales; recovering to a 3.0% annual rate of growth by 3Q21 as vaccines become widely administered.

The U.S. experienced in 4Q20 an alarming surge in COVID-19 case growth, hospitalizations and fatalities; associated with reduced mobility, intensified social distancing and lockdowns of non-essential business in some more impacted areas. However, we note an abundance of anecdotal evidence of popular resistance to mandated restraint of commercial activity; as many businesses, large and small, face an existential struggle and are determined to remain open to the extent possible. While 15 million workers furloughed by the Spring lockdowns have returned to work, another 8 million remain displaced and dependent on pandemic assistance programs and eviction moratoriums. Congressional passage in December of the 2021 federal budget, which includes $900 billion for extension of COVID relief programs, goes a long way toward ameliorating immediate anxiety among displaced workers and hobbled businesses. Our baseline assessment is that the U.S. economy trudges back toward full employment over the next 18 months, barring unforeseen externalities and unforced policy errors.

One of the less obvious benefits of the super-charged economic rebound in the second half of 2020 is that it accelerated the timeline of the U.S. return to peak economic activity and full employment. U.S. RGDP peaked in 4Q19 at a $19.3 trillion annual rate of output and our previous expectation was that it would take until 3Q23 for activity to return to that level. Our current projection is that the U.S. economy returns to that level in 2Q22, just a little more than a year ahead. If RGDP surprises on the upside in 4Q20, 6.0% growth is a plausible outcome, that would advance peak RGDP forward to 1Q22. We interpret the Federal Open Market Committee’s (FOMC) standing dot-plot projection to mean that the Fed Funds rate will remain anchored to the zero lower bound through 2023 as more messaging of determination to assist the recovery as long as it takes than a hard coded forecast.

But now with peak RGDP feasibly just a year or so ahead and vaccines being distributed, an acceleration in growth this Fall as the economy re-opens full steam will likely force the Fed to offer a more informative projection for 2022. Later this year, a variety of signals will likely paint a mosaic of a maturing economic recovery; including rising commodity prices, the U3 unemployment rate falling below 5% and possibly even core inflation rates inching up to or through 2%. The markets will clamor for clarity and pressure the Fed

Economic Overview and Investment Outlook (unaudited) (continued)

to account for such extraordinarily accommodative monetary policy concurrent with an expansive economy. We expect the Fed to foreshadow rising Fed Funds rates and an end to the bond buying program, known as quantitative easing (QE), by the end of the year.

“The unemployment rate dropped to 6.7% in December. It is worth recalling that in May 2013 when to former Fed Chair Ben Bernanke first uttered the word “taper,” signaling to the markets that a gradual phase-out of QE would commence at some point, the U3 unemployment rate was 7.5%. When the Fed actually began the phase-out in January 2014, the unemployment rate was 6.6%. The U.S. economy is at the point, in terms of labor force employment, one of the Fed’s primary policy objectives, at which the Fed terminated monetary stimulus in the last cycle. Our assessment is that the time will likely arrive this Fall when the FOMC will see the need to guide market expectations toward the prospect that monetary policy will start a gradual normalization phase in 2022. Thanksgiving would be good timing, when we can reflect on the expertise of our central bank in navigating our economic ship through treacherous currents. However, the market implications for longer-term interest rates will be significant at that point, when the markets begin to discount the end of QE while the Treasury continues to run historically large federal budget deficits.

The European Central Bank (ECB) doubled down with an additional €500 billion of projected QE in December, reflecting its struggles to stabilize the European economy and ignite demand. In contrast, we expect the Fed to be the first of the developed economies’ central banks to step away from QE, same as the last cycle, when the ECB trailed the Fed’s normalization strategies by over three years. That contrast was a major support for the dollar’s value from 2014 through 2016 and we expect the growing likelihood that the Fed will project a phase-out of QE later this year will similarly buttress the Dollar’s value.

December 31, 2020

The trade war with China, so disruptive in 2019, took a holiday to the back burners of policy interest in 2020 as virtually all countries focused on reignition of their economic engines. However, it is notable that of all the levers of monetary and fiscal stimulus pulled last year, tariff reduction was not among them. The planned Phase 2 trade negotiations with China, perhaps aspirational from inception, will be in abeyance while the incoming Biden Administration evaluates its policy positions. Already though the transition team is signaling that any tariff reductions will be contingent on reformed Chinese trade practices. It is clear that Chinese disregard for intellectual property rights, aggressive cyber theft of sensitive information and illegal protection of domestic industries did not start during the Trump Administration, but are deeply rooted behaviors of the last two decades. The Trump Administration illuminated Chinese unfair trade practices as unavoidably objectionable and gave voice to the economic damage inflicted on American communities from our burgeoning trade deficit with China. These realities are enduring. Our view is that it will not take long for China to remind U.S. policymakers of the imperative to confront China on unfair trade practices and counter its geopolitical ambitions.

A synchronized global recovery in the developed economies is unfolding, led, as in the last recovery from a disastrous recession in 2009, by a vigorous rebound in the U.S. Our confidence in the vibrant U.S. capital markets and our dynamic and innovative economy remains undeterred by the prevalence of negative interest rates, a scary pandemic, and the arrival of domestic political realignment. However, despite our expectation that inflation may creep upward in the U.S. this year, deflationary conditions continue to hobble monetary and fiscal policies in Europe and Japan, and even China lately. Our assessment is that deflationary conditions did not take a vacation during the global COVID recession but rather intensified. Growth is the antidote to deflation and we expect growth to be scarce globally this year, outside of the U.S., China and some of its emerging market trading partners. As in much of the last decade, we expect the U.S. to be distinguished globally by relatively strong growth and attractive investment opportunity.

Economic Overview and Investment Outlook (unaudited) (continued)

December 31, 2020

2021 Equity Outlook11

After a year of unprecedented turbulence and volatility, equity investors are approaching 2021 with visions of a return to normalcy dancing in their heads. The uncertainty that dominated the market throughout 2020, birthed at first by the emergence of the novel coronavirus in Wuhan, Hubei Province, China, and then boosted by pandemic-infected election-year politics in the U.S., should fade somewhat as a vaccinated world can get back to business-as-usual. 2021 will nevertheless be an unusual environment for investing, because no investor alive has experience navigating an economy emerging from a global health scare and the deep, albeit brief, economic Contraction brought on by it.

A reset of sorts happened in 2020 for equity markets. Amidst the extreme selloff in prices in February and March, the new workfrom-home environment accelerated the pace of change in human behavior. The kinds of companies – and technologies – that support that change in behavior became ever more dominant in the global marketplace. Additionally, consumers and homeowners took advantage of the situation to make long-needed or desired improvements to their homes. The different types of companies supporting that kind of consumer behavior, solidified and grew their long-established place of prominence.

From that reset, which is roughly characterized by the low in stock market prices on March 23rd, stock markets have now climbed to record highs on a seeming abundance of encouraging news. Yet despite the good mood prevailing in equity markets at the present time, investors face a number of questions that promise to make 2021 interesting, albeit likely less volatile than 2020. While usually true any year, this year’s questions have a different caste, driven, as they are, by the massive change the world experienced in 2020. Will we really be getting back to normal or will something new emerge? Amid changing politics, will regulatory and governance policies revert to previous (i.e., pre-Trump Administration) trends or send our economy in a new direction (for example, “public benefit” corporations)? How will underlying fundamentals, and expectations for changes in those fundamentals, trend in 2021 and will they provide support for the continuation of positive returns? Finally, are valuations a cause for concern?

BACK TO NORMAL OR ONWARD AND UPWARD

Leading the market higher currently (since the end of October mainly) has been a resurgence in the types of stocks that underperformed the most in the earlier part of 2020, and even prior to that. Some of these stocks or sectors could be characterized as back to normal sectors

Economic Overview and Investment Outlook (unaudited) (continued)

(housing, energy) while others are merely formerly beaten down extreme value opportunities (banks).

Take energy companies, for example. More and more, as mobility comes back to pre-pandemic levels, the economy needs energy to drive forward; a growing economy demands more energy. On the other hand, new methods of living and conducting business have come to the fore, and so mobility, portability, and communication methods have all evolved leading to dominance by companies that barely had a market for their offerings in the early part of 2020. America, and the world at large, are retooling.

Going into 2021, with the odd combination of hope associated with a vaccinated population, along with the persistence of the virus in said population and the eagerness of politicians to “fix” the problem, it is prudent to assume a good bit of both a return to normal as well as a persistence of new ways of getting along. Further, investors should also be keen to the near term risks of more virus problems, which could upset the entire apple cart again. The portfolio implication is that investors should be both nimble and diversified, adjusting and adapting their evaluation methods and being mindful of sources of risk. Stock selection will be a critical component of success in the year(s) to come. However, factors as sources of returns (value versus growth, small versus large) may yet come back to the fore after a long period of domination by one segment of the market – large U.S. growth company stocks. Investors will therefore benefit from diversification among broad sub-groups of stocks.

WORLD IN TRANSITION

Among the more overlooked trends in the recent past, and one that perhaps received a boost in the recent socio-economic turbulence, is a growing belief that the world should move beyond owner-centered capitalism. While some radical anti-capitalist beliefs have been around a long time, there has been a surge recently in companies adopting a public benefit corporation (PBC) structure. The over-simplified explanation of the difference between a traditional (or “C”) corporation and a PBC is the inclusion in the company’s charter of a public benefit purpose, which means the board of the company has a fiduciary obligation that goes beyond a purely financial, shareholder oriented one.

This evolution in corporate thinking does not imply, in itself, that profits are not important, but it does give management of such companies leeway to consider other things in evaluating their investment decisions and their performance. A sample of language that might be found in a proxy filing to change their charter includes: the company’s “proposed public benefit purpose is to help make the industries it serves more productive and create high-quality employment opportunities.” While sufficiently vague as to not obligate the company to do anything other than do what it currently does (i.e., be a provider of a product to make its customers more productive and be a good place to work), the diversion of attention away from purely rational financial evaluations and management could have a very long-term, or secular, impact on aggregate corporate profitably.

December 31, 2020

This is a new trend and a rapidly developing and evolving one, which equity investors should be aware of but which does not likely have any significantly exploitable investment opportunities or risks just yet.

BASIC CORPORATE FUNDAMENTALS AND EVOLVING EXPECTATIONS

In addition to those broad themes, a key driver for 2021 will be the continuing recovery in underlying fundamentals from the extreme contraction of last summer. Analysts’ aggregate expectation for S&P 500 EPS growth for the full year of 2021 is currently a very robust 22%. Even though the comparison should be quite favorable after the 2020 earnings recession which accompanied the economic recession, that 22% level is an attractive one. More impressive is the expectation of 8% growth in S&P 500 sales.

These levels of growth are quite achievable and reflect an expected strong recovery in overall economic activity. Growth is also likely to be supported and boosted by corporate investing activities. Corporations in the aggregate are sitting on a mountain of cash. Merger and acquisition activity is picking up, as are actions to return capital to shareholders (such as dividends and share buybacks). More investing and more fluidity of corporate funds will be a strong catalyst for fundamental growth.

Analysts’ estimates are also likely to be currently flavored with a good bit of caution as a) analysts have not yet caught up from the 2020 collapse and b) analysts do not want to get burned by overestimating pandemic recovery growth. The implication of this is that the likelihood for positive surprise is still high. If both hold, that is, if expectations of growth remain high and move higher and then are exceeded by actual results, that will be a strong support for equity prices.

VALUATION

Investors have bid up stock prices since the pandemic bottom to a level that, for many, is hard to digest. Standard measures of valuation point to overvalued equity markets. The P/E for the S&P 500, based on the previous 12 months’ earnings, at the end of 2020 stood at 27.9. This level is unusual to be sure; it was last this high in the 1999-2001 period. At that time however, the robust 1990’s economic expansion was coming to an end and a recession was looming on the horizon. At the start of this year, markets are looking in the rear-view mirror at a deep, albeit short, recession. Strong underlying corporate performance in 2021 should support, or at least offset, extended valuations.

EQUITY OUTLOOK OVERVIEW

Equity markets, along with the economy overall, experienced a reset in 2020. The rapidity with which equity prices collapsed in the face of a looming pandemic was unprecedented. While governments drove the shutdowns that sunk economic activity, governments and central banks responded with extraordinary actions to combat the slowdown and markets reacted accordingly, rebounding based on

Economic Overview and Investment Outlook (unaudited) (continued)

optimism about both the hoped-for end of the pandemic as well as the shortness of the recession. Fundamental performance (sales growth, profit growth) turned out to be not nearly as bad as the worst expectations in late May. As 2021 rolls along, economic growth and corporate fundamental growth is likely to outperform expectations, providing support to stock prices.

December 31, 2020

2021 Fixed Income Outlook1

The bond market’s behavior of 2021 will look nothing like the rollercoaster ride investors experienced in 2020. With the U.S. and global economic recovery of 2021 squarely underway, the fixed income markets begin the long journey back to pre-pandemic order. The economic triage of 2020 in the form of lower interest rates and free government stimulus money served their purposes well but will be increasingly less necessary as the Real GDP returns to normal. While there will certainly be twists and turns along the way the overall trend in the fixed income markets is clear. The longer term cost of money (interest rates) will creep moderately higher in 2021 on heavy government borrowing, rising inflation expectations and improving economic activity. Trend indicators confirm a downtrend in effect since late 2018 in the U.S. Treasury 10 year note yield has recently completed a reversal and turned higher.

Despite the trend higher however, longer term interest rates should remain relatively low by historical comparison. We anticipate the 10 year U.S. Treasury note yield will return to the 1.25% to 1.50% range by yearend. Short term interest rates will remain near zero in 2021 as dictated by the Federal Reserve. The net result will be a modestly steeper yield curve as is common in an economic recovery.

Among the fixed income sectors, corporate bonds and inflation protected securities will likely outperform government securities in the improving economy. Looking ahead to 2021 bond investors would best prepare for more modest returns where coupons are collected but market values erode due to rising interest rates.

The Federal Reserve played a historic role in averting a virus induced economic and financial disaster of biblical proportion in 2020. In 2021 the Federal Reserve will be much lower profile as almost all of the emergency program “facilities” implemented during March 2020 are winding down. The Fed will mostly return to its traditional role of monitoring the pace of the economic growth, progress in employment gains and inflation. While there has been no formal announcements yet, all indications are there will be no change of Chairmanship at the Federal Reserve under the Biden administration and likely no immediate change to Fed policy. The annual two person rotation in 2021 among the all-important Federal Open Market Committee (FOMC) voting members should nudge the committee in a slightly more dovish direction. The Fed Funds target interest rate will likely remain near zero for all of 2021 as has been telegraphed by Chairman Powell. The Fed’s new and more tolerant inflation averaging policy announced in September 2020 will provide ample leeway (justification) for keeping overnight interest rates unchanged for the coming year. The Fed will view periodic surges in inflation above the 2% level as short term “transitory” occurrences that do not require an immediate response. In addition to current inflation measures the Fed will also be watching long term inflation expectations to gauge investor attitudes. Currently the Fed’s preferred long term inflation expectations measure is pointing to investor expectations approaching 2% annually.

The area of greatest uncertainty regarding Federal Reserve policy in 2021 relates to its asset purchase (quantitative easing) program. As we enter 2021, the Fed is purchasing $120 billion per month in U.S. Treasury notes, bonds and agency mortgage debt in an effort to keep longer term rates lower and spur the

Economic Overview and Investment Outlook (unaudited) (continued)

economy. The recent trend at the U.S. Treasury Department to shift more borrowing from short term T-Bills to longer term Treasury coupon securities will put additional upward pressure on longer term interest rates in 2021 and possibly slow the economy unless the Fed compensates with a “twist” to larger purchases of longer term debt and less short term debt as well. The Fed will likely tolerate a moderate and orderly rise in interest rates but a sharp rise in longer term interest rates in 2021 will probably bring action by the Fed to mitigate the move. With the return of the U.S. economy to more normal growth in the latter half of 2021, Chairman Powell will need to begin the delicate task of preparing the bond markets for the eventual start of “tapering” its quantitative easing program sometime in 2022.

The prior Federal Reserve Chairperson Janet Yellen is widely anticipated to take over as Secretary of Treasury under the Biden administration. We anticipate given Yellen’s recent tenure at the Fed and her longstanding relationship with the current Chairman Jay Powell that there will be unprecedented coordination between the Treasury and the Federal Reserve on economic recovery efforts and monetary policy. A working relationship made all the more important given the massive amount of new Treasury debt in the pipeline and the Federal Reserve’s slower balance sheet growth. Estimates are the general public (excluding Federal Reserve) may need to purchase a record $1.8 trillion in Treasury notes and bonds to absorb the 2021 glut of new supply.

For the credit markets the year 2020 was the worst of times and the best of times. It was a tumultuous year where intermediate term investment grade yield spreads to U.S. Treasury securities skyrocketed 5 fold in the market chaos of February and March only to reverse course in late March and decline to the lowest spread since early 2018 and nearly the lowest on record. For the calendar year 2020 the Bloomberg Barclays Intermediate Corporate Bond Index returned a whopping 7.47% total return far outperforming intermediate Treasury securities at 5.77%. Looking ahead to 2021 and the improving global economy, intermediate investment grade corporate bonds should again outperform government investments albeit with much lower total returns. For similar reasons, high yield bonds will also be a better fixed income performer though again with much lower returns than 2020.

A DISCIPLINED APPROACH IS KEY

Markets clearly still have many hurdles to overcome and political and pandemic risks remain elevated. While this environment can be volatile and stressful for many in the short term, successful investors are able to remove emotion from the process and stay disciplined in their approach.

We hope 2021 proves to be a prosperous year for all!

December 31, 2020

About Our Authors

David Lundgren, CFA is the Chief Investment Officer at Hancock Whitney Bank and portfolio manager for high net worth and large institutional clients. At Hancock Whitney, David is responsible for directing the bank’s investment approach, models and portfolio management; manages a platform of client- focused internal and external money managers; ensures bank meets regulatory requirements. Additionally, he is a fund manager for Hancock Horizon Family of Funds. Prior to joining the Hancock Whitney team in 1998, he was a portfolio manager at First Commerce Corporation.

Paul Teten, CFA is a Chief Investment Strategist at Hancock Whitney Bank, where he supervises the formulation and implementation of proprietary equity and fixed income strategies. Paul has over 40 years of experience in the finance industry, joining the Hancock Whitney team as part of the acquisition of the trust and asset management business of Capital One, National Association. At Capital One, he served in various capacities over 14 years as Director of Fixed Income Portfolio Management, Chair of the Asset Allocation Committee and Chief Investment Officer. His prior experience includes 5 years of portfolio management for the Bank of America Private Bank and 17 years of fixed income trading and portfolio management at Criterion Investment Management in Houston, culminating in his role as Senior Investment Strategist.

Richard Chauvin, CFA is an investment director at Hancock Whitney Bank, where he chairs the asset allocation committee; is responsible for investment research and strategy; and serves as portfolio manager for high net worth and institutional clients. Richard has been in the banking industry for over 30 years, with 4 years as a member of the Hancock Whitney team. Prior to joining Hancock Whitney, he spent 10 years as the Chief Investment Officer at Capital One and three years as a Senior Portfolio Manager at Hibernia Bank.

Martin Sirera, CFA is the investment director at Hancock Whitney Bank, where he is responsible for management of Equity Strategies and client relationships; for participation in firm Asset Allocation decisions. Martin has been in the banking industry for 28 years, joining the Hancock Whitney team as part of the acquisition of the trust and asset management business of Capital One, National Association. Prior to joining Hancock Whitney, he worked for Capital One and Hibernia Bank.

Stephen Morgan, is the investment director at Hancock Whitney Bank, where he is facilitates a team of investment professionals focused on delivering superior investment strategies and client outcomes. Stephen has been in the banking industry for 24 years, joining Hancock Whitney as part of the acquisition of Capital One Asset Management, LLC. Prior to joining Capital One, Stephen worked at Morgan Stanley, efolio.com, Hibernia Bank and Waterhouse Securities. Stephen has a Bachelor of Mathematics from Carleton College and is a Master of Mathematics from the University of Wisconsin.

Economic Overview and Investment Outlook (unaudited) (concluded)

Jeffrey Tanguis is an investment director at Hancock Whitney Bank, where he is responsible for developing and implementing fixed income strategy and serves as a portfolio manager for high net worth clients. Additionally, he is manages the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund for the Hancock Horizon Family of Funds. Jeff has been in the banking industry for 35 years, with 13 years as a member of the Hancock Whitney team. Prior to joining Hancock Whitney, he spent 20 years working with Hibernia Bank as the senior fixed income portfolio manager.

December 31, 2020

FOOTNOTES:

1 Bloomberg

2 Worldometers

3 Moderna

4 National Bureau of Economic Research (NBER)

5 International Monetary Fund (IMF)

6 Congressional Budget Office (CBO)

7 Centers for Disease Control (CDC)

8 covidprojections.com

9 Mayo Clinic

10 Evercore ISI

11 Factset

Except as otherwise indicated, all All economic data cited is based on information provided by Bloomberg.

All employment data cited is based on information provided by the United States Bureau of Labor Statistics.

The information, views, opinions, and positions expressed by the author(s), presenter(s) and/or presented in the article are those of the author or individual who made the statement and do not necessarily reflect the policies, views, opinions, and positions of Hancock Whitney Bank. Hancock Whitney makes no representations as to the accuracy, completeness, timeliness, suitability, or validity of any information presented.

This information is general in nature and is provided for educational purposes only. Information provided and statements made should not be relied on or interpreted as accounting, financial planning, investment, legal, or tax advice. Hancock Whitney Bank encourages you to consult a professional for advice applicable to your specific situation.

Investment products and services, such as brokerage, advisory accounts, annuities, and insurance are offered through Hancock Whitney Investment Services, Inc., a registered broker/dealer, member FINRA/SIPC and an SEC-Registered Investment Advisor.

Hancock Whitney Bank offers other investment products, which may include asset management accounts as part of its Wealth Management Services. Hancock Whitney Bank and Hancock Whitney Investment Services Inc. are both wholly owned subsidiaries of Hancock Whitney Corporation.

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The Hancock Horizon Funds Investment Philosophy (unaudited)

High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds.

Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that could ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the coming year.

With a high-quality, value-conscious and disciplined investment approach, it naturally follows that risk management is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

Management’s Discussion of Fund Performance (unaudited)

The Hancock Horizon Burkenroad Small Cap Fund (the “Fund”) seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.

Horizon Advisers intends to utilize Tulane University’s Burkenroad Reports as a source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.

On December 31, 2020, common stocks represented 99.7% of the Fund’s assets. The Burkenroad Fund’s largest holdings were in Industrial and Financial stocks, while Consumer Staples and Utilities stocks accounted for minimal exposure. The Burkenroad Fund’s return for the past year was 7.45%, 7.23% and 6.92% for Institutional Class Shares, Investor Class Shares and Class D Shares, respectively. These results lagged the Fund’s benchmark, the Russell 2000 Index, which returned 19.96% for that same period. Beginning January 1, 2021, the primary benchmark for the Fund will be the S&P SmallCap 600 Index, which returned 11.29% in 2020. Long-term performance remains outstanding.

2020 will be a year that not only investors, but also the entire world will not forget anytime soon. The Covid-19 pandemic sent markets sharply lower in the first quarter of the year, and cyclical companies, especially energy, were hard hit. Markets recovered in the second and third quarters and the Burkenroad Fund registered positive relative outperformance for that period. Yet, small cap markets exploded higher in the last quarter of the year on vaccine approval and fading political risk. The Burkenroad Fund’s Institutional class returned 28.09% in the final quarter of 2020.

The market volatility disproportionately affected certain sectors. For instance, the price of crude plummeted during the year and actually registered a negative price briefly on a near-term contract during the spring. Small cap energy stocks registered another abysmal year down over 37%, by far the largest sector decline in the Russell 2000 Index, and the Fund’s overweight to the Energy sector was a major drag on the return relative to its benchmark. Additionally, biotechnology stocks had strong performance, and the Fund’s relative underweight to the industry, due in part to the geographic constraints, weighed on performance. Despite certain sectors and industries either over- or under-represented in the Gulf Coast universe weighing on stocks, there were numerous bright areas for the Fund. Stock selection in Technology and Communication Services were beneficial to relative performance. Additionally, underweights to the Real Estate and Utilities sectors added to relative performance.

Our unique regional approach to investing produced recent relative performance below our expectations and less appealing than our longer-term results. However, we remain confident that our approach is sound and that the demographics and economics of the Gulf South remain attractive for investment. We continue to enhance and refine our investment approach with the aim to deliver strong returns for our investors.

We have seen tremendous growth in assets over the years and have achieved great success in investment performance. We appreciate our shareholders’ confidence in us to manage their assets and look forward to many more years of shared success.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Burkenroad Small Cap Fund, Institutional Class Shares, Investor Class Shares or Class D Shares, versus the Russell 2000 Index, S&P SmallCap 600 Index and the Lipper Small-Cap Core Funds Classification

(1) On December 31, 2020, the Fund’s benchmark changed from the Russell 2000 Index® to the S&P SmallCap 600 Index, because the Adviser believes that the S&P SmallCap 600 Index better reflects the investment strategies of the Fund.

S&P SmallCap 600 Index is a small-capitalization benchmark index made up of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Institutional Class Shares*†	7.45%	2.20%	n/a	n/a	7.17%
Investor Class Shares†	7.23%	2.01%	7.30%	9.26%	10.10%
Class D Shares	6.92%	1.94%	7.15%	9.05%	9.88%
S&P SmallCap 600 Index	11.29%	7.74%	12.38%	11.92%	9.94%
Russell 2000 Index	19.96%	10.25%	13.26%	11.20%	9.07%

† Effective July 31, 2020, Hancock Funds changed their fiscal year end to

December 31 (See Note 1 in the Notes to Financial Statements).

For periods ended December 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2001.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Institutional Class Shares commenced operations on May 31, 2016. Returns shown on the graph, prior to inception date, are based on Investor Class Shares.

December 31, 2020

Top Ten Equity Holdings

Percentage of Total Investments

Digital Turbine	3.1%

Amedisys	2.7%

Mr Cooper Group	2.4%

Pool	2.4%

US Physical Therapy	2.2%

Ebix	2.2%

RealPage	2.2%

TopBuild	2.1%

Alamo Group	2.1%

Cardlytics	2.1%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Diversified Income Fund (the “Fund”) seeks to maximize current income, and secondarily long-term capital appreciation using a multi-asset class portfolio structure. As of December 31, 2020, stocks and income producing securities represented 98% of the Fund’s net assets. The Fund was invested predominantly in four asset categories chosen for their historical ability to produce consistent levels of income. In descending order, the asset class weights at year-end was Dividend Stocks 33%, High Yield Bonds 31%, Preferred Stocks 20%, REITs 14%, and Cash 2%.

The Hancock Horizon Diversified Income Fund’s performance for the past year ending December 31, 2020 was 1.39% for the Institutional Class Shares, and 1.14% for the Investor Class Shares. The Fund continues to focus on income generation investing in a mix of equity and fixed income assets that can produce consistent income.

The issues that faced investors in 2019 continued into 2020, specifically geopolitical fears, possible global economic slowdown, trade tensions and a presidential election. All seemed to take a backseat once the pandemic started. The lockdowns added economic uncertainty putting cash flows in possible jeopardy, for example, a dividend cut or suspension.

In spite of interest rates going down again to provide economic stimulus, the Fund ended the year with a 30 day SEC yield of 3.41% for the Institutional Class Shares, and 2.91% for the Investor Class Shares.

Going forward there appears to be more value in fixed income products relative to equity investments.

December 31, 2020

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified Income Fund, Institutional Class Shares or Investor Class Shares, versus a 50/50 Hybrid of the Dow Jones U.S. Select Dividend Index & Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, the Dow Jones U.S. Select Dividend Index, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, and the Lipper Flexible Portfolio Funds Classification

The Dow Jones U.S. Select Dividend Index represents U.S. dividend paying companies that have non-negative historical dividend per share growth rate, a five year dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three month average daily trading volume of 200,000 shares.

The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Lipper Flexible Portfolio Funds Classification is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares†	1.39%	3.48%	4.71%	3.05%
Investor Class Shares†	1.14%	3.21%	4.46%	2.80%
50/50 Hybrid of the Dow Jones U.S. Select Dividend Index and Bloomberg Barclays Intermediate U.S. Aggregate Bond Index	1.48%	4.41%	6.68%	6.77%

† Effective July 31, 2020, Hancock Funds changed their fiscal year end to

December 31 (See Note 1 in the Notes to Financial Statements).

For periods ended December 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on September 26, 2012.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments

NRG Energy	2.2%

Netflix	1.8%

First Horizon	1.8%

International Game Technology	1.8%

PNC Financial Services Group	1.7%

Quicken Loans	1.7%

Cincinnati Bell Telephone	1.7%

United Rentals North America	1.7%

Sunoco	1.7%

XPO Logistics	1.7%

December 31, 2020

At December 31, 2020, the Hancock Horizon Diversified International Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-UK), which represents roughly 40% of the Fund’s allocation, and Asia (ex-Japan), which represents just under a quarter of the Fund’s overall common stock investments. The Fund’s largest sector exposures were in Financials, Information Technology, and Consumer Discretionary. The Fund’s returns for the year ended December 31, 2020 were 8.63% for the Institutional Class Shares and 8.51% for the Investor Class Shares. The Fund’s results underperformed its benchmark, the MSCI ACWI ex-U.S. Index, which returned 10.65% during this time period.

International stocks began the year falling by over 20% during the depths of the Pandemic at the end of March. During times of such dramatic moves in the equity market portfolio positioning can be an outsized contributor to relative performance, while the quality of stocks within the portfolio can mean very little. As it relates to the Covid crisis, a portfolio would have done exceptionally well if it owned stocks that made respirators or rubber gloves. A portfolio made up of Chinese mobile and online gaming companies would have also fared quite well. Conversely, if a portfolio had exposure related to travel or human connection it likely trailed the Index. The Fund had such exposure which caused it to trail the benchmark during the first few months of the year. The strategy’s positioning is a function of a bottom up, fundamentally driven investment process where the outcome can lead to certain concentrations (like the examples listed above). In the short term, it can hinder results, but over more meaningful periods of time relative performance is a function of our ability to invest in businesses that, in our view, are undervalued in the moment but can generate outsized returns in the long run.

Accelerated by the effects of COVID-19, a large part of the economy was forced indoors and online. This dynamic began to unwind later in the year as the prospects for a vaccine improved and consumer preferences became more personal in nature. As the virtual world saw decelerating growth compared to the beginning of 2020, it was more likely that companies supporting the physical world would see accelerated growth. This notion proved true during the last few months of 2020. As a result, the Fund outperformed the Index by over 1,000 basis points in the fourth quarter.

Contributing to performance, headquartered in Taiwan, ASE Technology Holding Company is the world’s largest provider of semiconductor packaging and testing services, offering a broad and comprehensive variety of semiconductor chip packaging solutions found principally in mobile applications. During the period the company unveiled the world’s first smart factory powered by a 5G network located in Taiwan. The new factory, equipped with automated guided vehicles and remote augmented reality, solidifies ASE’s position as a leader in facilitating 5G technology globally. As company fundamentals continue to improve, investors responded favorably sending shares higher by 40% during the year.

Detracting from performance for the period, TravelSky Technology is the leading provider of information technology and commercial services in China’s air travel and tourism industry. Its clients include airlines, airports, travel agencies, individual

Management’s Discussion of Fund Performance (unaudited) (continued)

and corporate travel consumers. During the onset of the COVID-19 pandemic, air travel in China fell from 85 million passengers per day to less than 10 million passengers per day. Market participants were unable to see past the initial drop in passenger data. It sent the stock down to valuation levels that suggest bookings would remain significantly depressed through 2021. Recent data out of China suggests the pace of the recovery is accelerating, and TravelSky is positioned to benefit from consumer’s proclivity for a physical economy that includes personal interaction and unrestricted mobility.

December 31, 2020

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified International Fund, Institutional Class Shares or Investor Class Shares, versus the MSCI All Country World ex-US Index, and the Lipper International Multi-Cap Growth Funds Classification

The MSCI ACWI ex-U.S. Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

Lipper International Multi-Cap Growth Funds Classification invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to MSCI EAFE Index.

The MSCI Emerging Markets Index is designed to measure equity market performance in global emerging markets. It is a float-adjusted market capitalization index that consists of indices in 23 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The MSCI EAFE Index is a stock market index serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australia and Southeast Asia.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Institutional Class Shares†	8.63%	3.19%	8.20%	3.93%	5.90%
Investor Class Shares†	8.51%	3.07%	8.01%	3.70%	5.67%
MSCI All Country World ex-U.S. Index	10.65%	4.88%	8.93%	4.92%	5.70%

† Effective July 31, 2020, Hancock Funds changed their fiscal year end to

December 31 (See Note 1 in the Notes to Financial Statements).

For periods ended December 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Country Weightings

Japan	23.0%
United Kingdom	16.5%
Sweden	8.7%
Finland	6.7%
Italy	6.0%
Germany	6.0%
United States	4.8%
Canada	4.4%
Netherlands	4.0%
Norway	3.8%
Australia	3.0%
Singapore	2.1%
Switzerland	2.0%
Israel	1.8%
Belgium	1.7%
Hong Kong	1.5%
Spain	1.4%
France	1.3%
Denmark	1.3%
Total	100.0%

Top Ten Equity Holdings

Percentage of Total Investments

Taiwan Semiconductor Manufacturing	2.8%

Samsung Electronics	2.4%

Amadeus IT Group	2.3%

Denso	2.2%

Royal Dutch Shell	2.2%

Barclays	2.1%

HDFC Bank	2.1%

Continental	2.0%

Merck KGaA	2.0%

Rio Tinto	2.0%

December 31, 2020

The Hancock Horizon Dynamic Asset Allocation Fund (the “Fund”) seeks long-term capital appreciation. The Fund aims to manage volatility and enhance total portfolio returns by identifying and investing in trends of at least 20 asset classes. The strategy follows a systematic approach that rebalances periodically by purchasing exchange-traded securities displaying positive trends and selling assets that exhibit negative trends.

As of December 31, 2020, the Fund had an above average risk relative allocation with roughly 40% in equities, 28% in alternative investments, 31% in fixed income, and the remaining in money markets. The largest holdings included the iShares Core S&P 500 ETF (12.0%) and the iShares Emerging Markets ETF (8.3%), based on Net Assets as of December 31, 2020.

2020 will be a year that not only investors, but also the entire world will not forget anytime soon. The massive market swings began with a sharp downturn in the spring due to the emergence of Covid-19, followed by a strong rebound in the middle of the year, and then a move sharply higher in the end of the year with news of a vaccine and diminishing political risk. The Dynamic Asset Allocation Fund remained flexible throughout the year, taking advantage of the market movements.

The Fund’s return for 2020 was 8.43% for the Institutional Class Shares and 8.14% for the Investor Class Shares. Though the Fund trailed a balanced index of 50% MSCI ACWI Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 12.64% over the same period, it outperformed its hedge fund proxy benchmark, the HFRI Macro Multi-Strategy, which returned 4.12% for the year. The Fund’s allocation moved considerably from a conservative allocation to a moderately aggressive allocation as markets rebounded in the second half of the year.

Exposure to equities in the second half of the year, especially large cap US stocks, small cap US stocks, and emerging markets helped relative performance. Exposure to long-term treasuries in the first half of the year also was a solid contributor. The largest detractors to performance occurred in February and March as exposure to risk assets weighed on relative performance.

The Fund ended the year with a moderate to aggressive risk exposure as the economic rebound from the Covid pandemic starts to take shape. The strategy will continue to invest across the asset class spectrum in an effort to meet its long-term investment objectives.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Dynamic Asset Allocation Fund, Institutional Class Shares or Investor Class Shares versus a 50/50 Hybrid of the MSCI ACWI Index and the Bloomberg Barclays U.S. Aggregate Bond Index, MSCI ACWI Index, Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Classification

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

The Lipper Flexible Portfolio Funds Classification is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares†	8.43%	3.95%	6.59%	3.63%
Investor Class Shares†	8.14%	3.69%	6.33%	3.37%
50/50 Hybrid of MSCI ACWI Index and Bloomberg Barclays U.S. Aggregate Bond Index	12.64%	8.13%	8.60%	5.10%

† Effective July 31, 2020, Hancock Funds changed their fiscal year end to

December 31 (See Note 1 in the Notes to Financial Statements).

For periods ended December 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

December 31, 2020

Top Ten Equity Holdings

Percentage of Total Investments

iShares Core S&P 500 ETF	12.0%

iShares MSCI Emerging Markets ETF	8.2%

iShares Core U.S. Aggregate Bond ETF	7.9%

iShares Commodities Select Strategy ETF	7.0%

iShares MSCI EAFE Index Fund	6.9%

iShares Russell 2000 ETF	6.1%

Vanguard Real Estate ETF	5.7%

VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	5.0%

First Trust North American Energy Infrastructure Fund	4.7%

SPDR Bloomberg Barclays International Treasury Bond ETF	3.7%

Management’s Discussion of Fund Performance (unaudited) (continued)

At December 31, 2020, the Hancock Horizon International Small Cap Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-U.K.), Japan, and the United Kingdom, which combined represented 87% of the Fund’s common stock investments. The Fund’s largest sector exposures were in Industrials, Information Technology, and Consumer Discretionary. The Fund’s return for the year ending December 31, 2020, was 12.47% for Institutional Class Shares and 12.03% for Investor Class Shares. The Fund underperformed its benchmark, the MSCI World ex USA Small Cap Index (the “Index”), which returned 13.20% during this period.

2020 was a year unlike any other as the world grappled with the COVID-19 pandemic. Despite the turbulence, international markets experienced a very positive year on the strength of the deep value rally seen in the last two months of 2020. Our approach was generally able to outpace the market through the bulk of the year as a result of good stock selection.

In the first quarter, governments worldwide were forced to induce a global economic blackout for an unknowable period of time in an effort to contain the spread of coronavirus, triggering the quickest, sharpest, and most fundamentally indiscriminate sell-off ever in stock market history. Volatility soared to levels not seen since the Great Financial Crisis as global economies ground to a halt. Despite the historically extreme market conditions, the Fund did well in the first quarter, outperforming the benchmark by about 70 basis points.

Then, just as dramatically, fueled by swift, decisive global central bank action supported by extraordinary fiscal stimulus, markets reversed course and shot up in the second quarter. Better-than-

expected economic news, though from a very low

base, propelled investor hopes for a V-shaped recovery later in the quarter. The rebound was not felt equally, however, with very significant dispersion across factors, sectors, and countries. Many of the themes contributing to the narrowness of the market continued: the U.S. outperformed international markets, growth outperformed value, and technology stocks were largely in the driver’s seat. Amidst the whipsaw, the Fund posted an absolute return of over 21%, and yet was unable to keep up with the benchmark as it lagged the benchmark by about -70 basis points during the second quarter.

The third quarter provided no real relief from the global pandemic and economic malaise, as the letter “K” replaced “V” as the perceived shape of the economic recovery with very distinct winners and losers. Markets were strongly influenced by the prospects for a vaccine, stumbling when optimism softened or when a manufacturer reported disappointing drug trial news. Despite a pullback in September, global markets posted a second consecutive strong quarter. The Fed announced that low interest rates would remain in place for several years, which “juiced” global equity markets, and emerging markets outpaced the rest of the world as energy continued to lag amid reduced oil demand. On a relative basis, this was the strongest quarter for the Fund during the year, as it outperformed the Index by 110 basis points.

Fittingly, the fourth quarter of 2020 brought with it a flurry of important global events: we got not one, but two COVID-19 vaccines; a conclusive U.S. Presidential election; and a negotiated Brexit deal. November was a record-breaking month for equities, but the most significant record by far was the speed at

December 31, 2020

which the coronavirus vaccines were developed. The reports of high efficacy rates in clinical trials sent markets soaring, and approvals quickly followed with actual vaccinations occurring before year-end. Fourth quarter market performance was defined by November – undoubtedly a welcome rotation for deep value and contrarian investors, but not so for fundamentally-driven investors, as reasonably priced, quality growth stocks were left behind. As such, the Fund gave back some of its gains on the year, trailing the benchmark by about 90 basis points.

For the twelve months ending December 31, 2020, at the sector level our process did best in Real Estate, Consumer Discretionary, and Industrials, but struggled most in Materials, Consumer Staples, and Utilities. From a country perspective, the primary contributors were Sweden, Singapore, and Israel, while Canada, the Netherlands, and Hong Kong detracted.

With markets reaching new pinnacles, it is clear that there is optimism, with investors looking forward to a recovery in the second half of 2021 fueled by a mountain of pent-up consumer demand. However, a return to normal is far from guaranteed, as the new year brings the baggage of extended growth stock valuations, looming asset bubbles, and the unknown consequences of unprecedented government stimulus, not to mention the monumental task of vaccinating a global population. Within the nexus of challenges and uncertainties, we find no shortage of companies demonstrating superior fundamentals and ever-better valuations presenting strong investment opportunities.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon International Small Cap Fund, Institutional Class Shares or Investor Class Shares Shares versus the MSCI World ex-USA Small Cap Index, S&P Developed ex-U.S. Small Cap Index and the Lipper International Small/Mid Cap Growth Funds Classification

The MSCI World ex-USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (“DM”) countries (excluding the United States). With 2,540 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country.

The S&P Developed ex-U.S. Small Cap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

Lipper International Small/Mid Cap Growth Funds Classification: Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small/mid-cap growth funds typically have above-average characteristics compared to their small/mid-cap-specific subset of the MSCI EAFE Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weights

% of Total Portfolio Investments

Annualize	One-Year Return	3-Year Return	5-Year Return	Inception To Date
Institutional Class Shares†	12.47%	1.89%	5.82%	4.97%
Investor Class Shares†	12.03%	1.57%	5.52%	4.68%
MSCI World ex-USA Small Cap Index	13.20%	5.45%	10.06%	8.16%
S&P Developed ex-U.S. Small Cap Index	14.27%	5.14%	9.81%	7.84%

† Effective July 31, 2020, Hancock Funds changed their fiscal year end to

December 31 (See Note 1 in the Notes to Financial Statements).

For periods ended December 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

December 31, 2020

Country Weightings

Japan	23.0%
United Kingdom	16.5%
Sweden	8.7%
Finland	6.7%
Italy	6.0%
Germany	6.0%
United States	4.8%
Canada	4.4%
Netherlands	4.0%
Norway	3.8%
Australia	3.0%
Singapore	2.1%
Switzerland	2.0%
Israel	1.8%
Belgium	1.7%
Hong Kong	1.5%
Spain	1.4%
France	1.3%
Denmark	1.2%
Total	100%

Top Ten Equity Holdings

Percentage of Total Investments

Signify	1.7%

Capcom	1.5%

Fukui Computer Holdings	1.2%

Instalco	1.2%

Lindab International	1.2%

Bouvet	1.1%

Itochu Enex	1.0%

Kamux	1.0%

Ebara Jitsugyo	1.0%

Kintetsu World Express	1.0%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Louisiana Tax Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Louisiana personal income tax by investing primarily in municipal bonds of Louisiana issuers. For the period ending December 31, 2020, the Fund generated a total return of +3.94% for the Institutional Class Shares and +3.78% for the Investor Class Shares. This compares to +5.21% for the Bloomberg Barclays Municipal Bond Index and +4.17% for the Lipper Other States Municipal Debt Index. Fund performance was generally in line with its Lipper peer group. During this fiscal period, the Fund’s sector allocation continued to emphasize higher yielding revenue bonds over general obligation securities, both state and local. At the fiscal year-end total revenue bonds represented 55.2 % of the portfolio while general obligation bonds comprised 30.6% of the Fund. The period ended with the Fund’s average maturity at 12.3 years and a weighted average effective duration of 3.8. The average quality of the Fund remained steady at AA.

The fiscal year ended December 31, 2020 was a period of extremely volatile municipal interest rates due primarily to the spread of the Covid-19 pandemic around the globe. The second quarter of 2020 saw an unprecedented drop in economic activity as communities went into shut down, with GDP dropping an historic 31.4% annualized. And while US Treasury rates plummeted in a flight to quality, yields on municipal bonds skyrocketed as market participants eschewed any securities with perceived credit risk. Municipal bonds are particularly susceptible to this type of risk off environment due to the largely retail nature of the investor base. The market for new issue munis effectively closed to many issuers, and in secondary markets volume collapsed and bid-ask spreads widened dramatically. In response, the Federal Reserve (“Fed”) sprang into action, providing markets with an almost unlimited amount of liquidity. The Fed ramped up its purchases of US treasuries and mortgage-backed securities, a policy developed and implemented in the wake of the Great Financial Crisis of 2008-09. In addition, however, the Fed implemented additional liquidity backstop programs tailored specifically to the municipal bond market. The Municipal Liquidity Facility was created with the ability to purchase municipal securities directly from eligible issuers, thus providing municipalities with funding away from the financial markets. The state of Illinois and the New York Metropolitan Transportation Authority were the only entities to use the facility, but this program, along with many others, was successful in returning markets to more normal functioning.

Louisiana’s economy was particularly hard hit by the Covid-19 pandemic. In addition, the state has significant exposure to the oil and gas industry. By some measures, 1 in 9 jobs across the state are tied to the energy sector either directly or indirectly. As the pandemic spread, oil prices fell from above $60 into the teens. Lower oil prices leads to lost jobs and lower revenues across the Louisiana economy. According to the Bureau of Labor Statistics the state lost 238,000 jobs in the month of April. During this month the unemployment rate across the state rose dramatically, from 6.7% to 15.1%. In intervening months, the broader economy has made significant improvements. Total US GDP increased at an annualized rate of 33.4% in Q3 2020. Looking ahead, we believe the Louisiana economy will likely face significant challenges from the effects of the global pandemic and volatile energy prices. These factors will likely lead to slower employment growth and strained state and local budgets. On a hopeful note, Covid-19 vaccinations have begun, and optimistic expectations are for the country overall to reach herd immunity in late 2021. Many risks remain, including the threat of virus mutations and risks from an uneven rollout of vaccines globally.

December 31, 2020

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Institutional Class Shares or Investor Class Shares versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares†	3.94%	3.43%	3.07%	4.64%
Investor Class Shares†	3.78%	3.25%	2.88%	4.41%
Bloomberg Barclays Municipal Bond Index	5.21%	4.64%	3.91%	4.75%

† Effective July 31, 2020, Hancock Funds changed their fiscal year end to

December 31 (See Note 1 in the Notes to Financial Statements).

For periods ended December 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Sector Weightings

% of Total Portfolio Investments

Top Ten Holdings

Percentage of Total Investments

Louisiana, Local Government Environmental Facilities & Community Development Authority	32.7%

Lafayette, Utilities Revenue	9.0%

Louisiana, Transportation Authority	4.5%

Lafayette, Parish School Board	4.0%

Terrebonne Levee, Conservation District	4.0%

Iberia, Parishwide School District	3.8%

Desoto, Parish School Board	3.5%

Plaquemine City	3.5%

Lafourche, Parish School Board	3.1%

St. Tammany Parish, Hospital Service District No. 2	3.1%

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf, Aa-mf, A-mf, Baa-mf and B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

December 31, 2020

The Hancock Horizon Microcap Fund (the “Fund”) seeks long-term capital appreciation by investing in stocks which the Advisor believes to have above average growth potential based on analysis. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. companies with market capitalizations under $750 million.

As of December 31, 2020, common stocks represented 97.3% of the Fund’s Net Assets. At year-end the Fund’s largest holdings were in Health Care, Financials, and Consumer Discretionary, while Utilities, Staples, and Communication Services had the least exposure.

The Fund‘s return for the past year ended December 31, 2020, was -10.49% for the Institutional Class Shares and -10.68% for the Investor Class Shares. The Fund’s benchmark, the Russell Microcap Index, returned 20.96% for the same period.

The Fund’s performance was negatively impacted by both overall stock selection and sector positioning. The largest detractors for the 12 month period were in the Health Care and Financial sectors. Stock selection and sector positioning for both sectors hurt relative performance. A relative under weighting in the Real Estate sector and an over weighting in the Communication Services sector were positive contributors. Also, the Fund’s stock selection in the Energy and Communication Services sectors were the largest positive contributors to performance.

Looking ahead we expect the economy to slowly return to normal as vaccinations continue to ramp up and herd immunity is reached in the second half of the year. Until then unprecedented amounts of fiscal stimulus and low interest rates should help provide a safety net for U.S. consumers and businesses.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Microcap Fund, Institutional Class Shares or Investor Class Shares, versus the Russell Microcap Index and the Lipper Small-Cap Core Funds Classification

(1) On December 31, 2020, the Fund’s benchmark changed from the Russell Microcap Index to the Dow Jones U.S. Micro-Cap Total Stock Market Index, because the Adviser believes that the Dow Jones U.S. Micro-Cap Total Stock Market Index better reflects the investment strategies of the Fund.

The Dow Jones U.S. Micro-Cap Total Stock Market Index, a member of the Dow Jones Total Stock Market Indices family, is designed to provide a comprehensive measure of the micro-cap segment of the U.S. stock market.

The Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

The Lipper Small-Cap Core Funds Classification: Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P Small Cap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares†	-10.49%	-7.54%	1.21%	0.46%
Investor Class Shares†	-10.68%	-7.76%	0.96%	0.21%
Dow Jones U.S. Micro-Cap Total Stock Market Index	21.02%	7.75%	10.33%	7.38%
Russell Microcap Index	20.96%	8.78%	11.89%	8.79%

† Effective July 31, 2020, Hancock Funds changed their fiscal year end to

December 31 (See Note 1 in the Notes to Financial Statements).

For periods ended December 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

December 31, 2020

Top Ten Equity Holdings

Percentage of Total Investments

Curo Group Holdings	1.8%

Vericel	1.4%

Antares Pharma	1.3%

Inspired Entertainment	1.3%

Bluerock Residential Growth REIT	1.2%

Strattec Security	1.2%

First Foundation	1.2%

Dorian LPG	1.2%

Citi Trends	1.2%

Luna Innovations	1.2%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Mississippi Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Mississippi personal income tax by investing primarily in municipal bonds of Mississippi issuers. For the period ending December 31, 2020, the Fund generated a total return of +4.37% for the Institutional Class Shares and +4.31% for the Investor Class Shares. This compares to +5.21% for the Bloomberg Barclays Municipal Bond Index and +4.17% for the Lipper Other States Municipal Debt Index. Fund performance was generally in line with its Lipper peer group. During this fiscal period, the Fund’s sector allocation continued to emphasize higher yielding revenue bonds over general obligation securities, both state and local. At the fiscal year-end total revenue bonds represented 46.3 % of the portfolio while general obligation bonds comprised 37.7% of the Fund. The period ended with the Fund’s average maturity at 8.9 years and a weighted average effective duration of 4.3. The average quality of the Fund remained steady at AA.

The fiscal year ended December 31, 2020 was a period of extremely volatile municipal interest rates due primarily to the spread of the Covid-19 pandemic around the globe. The second quarter of 2020 saw an unprecedented drop in economic activity as communities went into shut down, with GDP dropping an historic 31.4% annualized. And while US Treasury rates plummeted in a flight to quality, yields on municipal bonds skyrocketed as market participants eschewed any securities with perceived credit risk. Municipal bonds are particularly susceptible to this type of risk off environment due to the largely retail nature of the investor base. The market for new issue munis effectively closed to many issuers, and in secondary markets volume collapsed and bid-ask spreads widened dramatically. In response, the Federal Reserve (the “Fed”) sprang into action, providing markets with an almost unlimited amount of liquidity. The Fed ramped up its purchases of US treasuries and mortgage-backed securities, a policy developed and implemented in the wake of the Great Financial Crisis of 2008-09. In addition, however, the Fed implemented additional liquidity backstop programs tailored specifically to the municipal bond market. The Municipal Liquidity Facility was created with the ability to purchase municipal securities directly from eligible issuers, thus providing municipalities with funding away from the financial markets. The state of Illinois and the New York Metropolitan Transportation Authority were the only entities to use the facility, but this program, along with many others, was successful in returning markets to more normal functioning.

Mississippi’s economy was especially hard hit by the Covid-19 pandemic. The state’s unemployment rate began the year higher than the national average (5.3% vs. 3.5%), and in March the state lost 114,000 bobs, increasing the unemployment rate to 16.3% (compared to 14.8% for the economy overall). In intervening months, the broader economy has made significant improvements. Total US GDP increased at an annualized rate of 33.4% in Q3 2020. Looking ahead, we believe the Mississippi economy will likely face significant challenges from the effects of the global pandemic. These factors will likely lead to slower employment growth and strained state and local budgets. On a hopeful note, Covid-19 vaccinations have begun, and optimistic expectations are for the country overall to reach herd immunity in late 2021. Many risks remain, including the threat of virus mutations and risks from an uneven rollout of vaccines globally.

December 31, 2020

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Institutional Class Shares or Investor Class Shares versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized Inception to Date
Institutional Class Shares†	4.37%	3.76%	3.09%	4.40%
Investor Class Shares†	4.31%	3.63%	2.90%	4.18%
Bloomberg Barclays Municipal Bond Index	5.21%	4.64%	3.91%	4.75%

† Effective July 31, 2020, Hancock Funds changed their fiscal year end to

December 31 (See Note 1 in the Notes to Financial Statements).

For periods ended December 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Sector Weightings

% of Total Portfolio Investments

Top Ten Holdings

Percentage of Total Investments

Mississippi State, Development Bank	35.0%

Mississippi State	16.8%

Oxford	5.0%

Mississippi State, University Educational Building	4.6%

Lauderdale County	4.5%

Starkville	3.9%

University of Southern Mississippi	3.7%

Forrest County	3.5%

Copiah County	3.4%

Long Beach, School District	2.7%

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf, Aa-mf , A-mf, Baa-mf and B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

December 31, 2020

The Quantitative Long/Short Fund (the “Fund”) seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S.

Horizon Advisers establishes long positions in common stocks we believe to be “undervalued” and establishes short positions in common stocks we believe to be “overvalued” based on quantitative, fundamental and technical analyses. There are two aspects to our investment process. One involves a top down approach to the Fund’s net equity positioning by reviewing various forms of valuation and momentum indicators of the general US equity markets. The second relates to the bottom up approach to stock selection derived primarily using quantitative techniques. Our quantitative model ranks stocks according to their relative attractiveness based on valuation, earnings, and momentum factors.

On December 31, 2020, the Quantitative Long/Short Fund had a net long position of 62%, with 14.5% of the Fund’s value in short positions. The Fund’s largest holdings were in Information Technology, Consumer Discretionary, and Industrial sectors while having the least exposure to Utilities and Real Estate.

The Quantitative Long/Short Fund’s return for the year ended December 31, 2020 was -3.74% for Institutional Class Shares, -4.01% for Investor Class Shares compared to +4.60% for the HFRX Equity Hedge Index for the same period.

The Fund benefited from stock selection and underweight allocations to Energy, Real Estate and Utilities. Stock selection in Consumer Discretionary and Financial sectors were the biggest detractors during the year. Allocations to short positions was also a detractor, as lower quality stocks with poor fundamental and technical characteristics rallied the most after the market bottomed in March.

Thanks to a dramatic rise in market prices and a decline in earnings growth over the last couple of years, PE expansion has been the primary driver of stock returns, thus leaving valuations at very high levels. This by itself would suggest lower expected returns over the next 5-10 years. However, monetary and fiscal policies may continue to provide the liquidity that pushes markets higher as the TINA phenomenon rages on. In addition we should see positive earnings growth come back in 2021 as the economy regains its footing and comparisons become much easier. At this time risk remains elevated and investor sentiment seems more stretched at these levels, so we remain cautious and will pay close attention to changes in market trends as they develop.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Quantitative Long/Short Fund, Institutional Class Shares or Investor Class Shares, versus the HFRX Equity Hedge Index, the S&P Composite 1500 Index, and the Lipper Long/Short Equity Funds Index

HFRX Equity Hedge Index Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.

The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

Lipper Long/Short Equity Funds Index is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings — Long

% of Total Portfolio Investments, which excludes Securities Sold Short

Sector Weightings — Short

Securities Sold Short, as a % of Total Portfolio Investments

December 31, 2020

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Institutional Class Shares†	-3.74%	0.43%	2.45%	5.52%	4.48%
Investor Class Shares†	-4.01%	0.23%	2.29%	5.31%	4.27%
HFRX Equity Hedge Index	4.60%	1.61%	2.92%	0.76%	1.12%

† Effective July 31, 2020, Hancock Funds changed their fiscal year end to

December 31 (See Note 1 in the Notes to Financial Statements).

For periods ended December 31, 2020. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Top Ten Equity Holdings—Long

Percentage of Total Investments

Lam Research	1.3%

Crown Holdings	1.2%

Intuit	1.2%

Generac Holdings	1.2%

Cadence Design Systems	1.2%

PayPal Holdings	1.2%

PNC Financial Services Group	1.2%

Amazon.com	1.2%

Renewable Energy Group	1.2%

Apple	1.2%

Top Ten Equity Holdings—Short

Percentage of Total Investments

Brady	0.5%

Bank of New York Mellon	0.5%

Boston Scientific	0.5%

Karyopharm Therapeutics	0.5%

Vectrus	0.5%

Misonix	0.5%

American Tower	0.5%

Citrix Systems	0.5%

Atrion	0.5%

NorthWestern	0.5%

Disclosure of Fund Expenses (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2020 to December 31, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return — This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the “Expenses Paid During Period” column.

• Hypothetical 5% return — This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

December 31, 2020

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Annualized Expense Ratios	Expenses Paid During Period*
Burkenroad Small Cap Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,350.90	1.00%	$5.91
Investor Class Shares	1,000.00	1,350.00	1.20%	7.09
Class D Shares	1,000.00	1,348.10	1.50%	8.85

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.11	1.00%	$5.08
Investor Class Shares	1,000.00	1,019.10	1.20%	6.09
Class D Shares	1,000.00	1,017.60	1.50%	7.61

Diversified Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,153.80	0.90%	$4.87
Investor Class Shares	1,000.00	1,151.80	1.15%	6.22

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.61	0.90%	$4.57
Investor Class Shares	1,000.00	1,019.36	1.15%	5.84

Diversified International Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,339.70	1.34%	$7.88
Investor Class Shares	1,000.00	1,338.60	1.49%	8.76

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.40	1.34%	$6.80
Investor Class Shares	1,000.00	1,017.65	1.49%	7.56

Dynamic Asset Allocation Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,128.80	1.31%	$7.01
Investor Class Shares	1,000.00	1,127.30	1.56%	8.34

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.55	1.31%	$6.65
Investor Class Shares	1,000.00	1,017.29	1.56%	7.91

International Small Cap Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,279.30	1.25%	$7.16
Investor Class Shares	1,000.00	1,276.70	1.51%	8.64

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.85	1.25%	$6.34
Investor Class Shares	1,000.00	1,017.55	1.51%	7.66

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Annualized Expense Ratios	Expenses Paid During Period*
Louisiana Tax-Free Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,014.60	0.75%	$3.80
Investor Class Shares	1,000.00	1,013.80	0.90%	4.56

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.37	0.75%	$3.81
Investor Class Shares	1,000.00	1,020.61	0.90%	4.57

Microcap Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,212.40	1.30%	$7.23
Investor Class Shares	1,000.00	1,211.50	1.55%	8.62

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.60	1.30%	$6.60
Investor Class Shares	1,000.00	1,017.34	1.55%	7.86

Mississippi Tax-Free Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,017.40	0.75%	$3.80
Investor Class Shares	1,000.00	1,016.80	0.85%	4.31

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.37	0.75%	$3.81
Investor Class Shares	1,000.00	1,020.86	0.85%	4.32

Quantitative Long/Short Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,084.30	1.54%	$8.07
Investor Class Shares	1,000.00	1,082.40	1.80%	9.42

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,017,39	1.54%	$7.81
Investor Class Shares	1,000.00	1,016,09	1.80%	9.12

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Schedules of Investments

Burkenroad Small Cap Fund

Description	Shares	Value (000)

Common Stock — 100.2%
Aerospace & Defense — 1.9%
HEICO	19,000	$2,515
Total Aerospace & Defense		2,515

Automotive — 2.8%
AGCO	21,000	2,165
AutoNation*	22,000	1,536
Total Automotive		3,701

Banks — 12.0%
International Bancshares	69,000	2,583
Mr Cooper Group*	103,000	3,196
Prosperity Bancshares	34,000	2,358
ServisFirst Bancshares	41,000	1,652
Synovus Financial	54,000	1,748
Trustmark	60,000	1,639
United Community Banks	90,000	2,560
Total Banks		15,736

Building & Construction — 6.0%
Green Brick Partners*	50,000	1,148
Masonite International*	20,000	1,967
Taylor Morrison Home, Cl A*	77,000	1,975
TopBuild*	15,000	2,761
Total Building & Construction		7,851

Chemicals — 2.5%
Element Solutions	116,000	2,057
Huntsman	51,000	1,282
Total Chemicals		3,339

Commercial Services — 1.8%
Insperity	29,000	2,361
Total Commercial Services		2,361

Computer Software — 8.7%
ACI Worldwide*	41,000	1,576
Digital Turbine*	73,000	4,129
Ebix	76,000	2,886
RealPage*	33,000	2,879
Total Computer Software		11,470

Computers & Services — 1.7%
Lumentum Holdings*	24,000	2,275
Total Computers & Services		2,275

Description	Shares	Value (000)

Electrical Utilities — 0.8%
Vistra	50,000	$983
Total Electrical Utilities		983

Engineering Services — 2.7%
Comfort Systems USA	33,000	1,738
MasTec*	26,000	1,773
Total Engineering Services		3,511

Financial Services — 2.5%
Aaron’s Holdings*	37,000	1,993
Affiliated Managers Group	13,000	1,322
Total Financial Services		3,315

Food, Beverage & Tobacco — 0.8%
Ingles Markets, Cl A	26,000	1,109
Total Food, Beverage & Tobacco		1,109

Insurance — 3.8%
Amerisafe	33,000	1,895
Primerica	15,000	2,009
Stewart Information Services	21,000	1,016
Total Insurance		4,920

Leasing & Renting — 0.9%
Rent-A-Center, Cl A	29,000	1,111
Total Leasing & Renting		1,111

Machinery — 3.5%
Alamo Group	20,000	2,759
Mueller Water Products, Cl A	147,000	1,820
Total Machinery		4,579

Manufacturing — 2.7%
Acuity Brands	9,000	1,090
Bloom Energy, Cl A*	84,000	2,407
Total Manufacturing		3,497

Materials — 1.2%
Eagle Materials	16,000	1,621
Total Materials		1,621

Media — 4.7%
Cardlytics*	19,000	2,713
Glu Mobile*	195,000	1,757
Gray Television*	96,000	1,717
Total Media		6,187

Schedules of Investments	December 31, 2020

Burkenroad Small Cap Fund (concluded)

Description	Shares	Value (000)

Medical Products & Services — 16.2%
Amedisys*	12,000	$3,520
Arena Pharmaceuticals*	20,000	1,537
Arrowhead Pharmaceuticals*	19,000	1,458
Catalyst Pharmaceuticals*	220,000	735
Dicerna Pharmaceuticals*	38,000	837
Emergent Biosolutions*	9,000	806
Encompass Health	31,000	2,563
Integer Holdings*	29,000	2,354
Luminex	21,000	486
Molecular Templates*	58,000	545
Repligen*	12,000	2,300
Sorrento Therapeutics*	125,000	853
US Physical Therapy	24,000	2,886
Voyager Therapeutics*	56,000	400
Total Medical Products & Services		21,280

Paper & Paper Products — 1.4%
Neenah	34,000	1,881
Total Paper & Paper Products		1,881

Petroleum & Fuel Products — 4.6%
Cabot Oil & Gas	54,000	879
Cactus, Cl A	61,000	1,590
Halliburton	103,000	1,947
Magnolia Oil & Gas*	220,000	1,553
Total Petroleum & Fuel Products		5,969

Petroleum Refining — 0.8%
HollyFrontier	38,000	982
Total Petroleum Refining		982

Real Estate Investment Trust — 5.5%
American Campus Communities	33,000	1,411
Americold Realty Trust	26,000	971
CyrusOne	20,000	1,463
Lamar Advertising, Cl A	26,000	2,164
NexPoint Residential Trust	29,524	1,249
Total Real Estate Investment Trust		7,258

Retail — 5.8%
GMS*	37,000	1,128
Pool	8,500	3,166
Ruth’s Hospitality Group	95,000	1,684
YETI Holdings*	24,000	1,643
Total Retail		7,621

Description	Shares	Value (000)

Semi-Conductors & Instruments — 4.9%
Cirrus Logic*	30,000	$2,466
Diodes*	37,000	2,608
Jabil	32,000	1,361
Total Semi-Conductors & Instruments		6,435
Total Common Stock (Cost $69,998 (000))		131,507

Cash Equivalent (A) — 0.3%
Goldman Sachs Financials Square Funds Government, Cl Institutional, 0.026%	345,818	346
Total Cash Equivalent (Cost $346 (000))		346
Total Investments — 100.5% (Cost $70,344 (000))		$131,853

Percentages are based on net assets of $131,262 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of December 31, 2020.

Cl — Class

As of December 31, 2020, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. G.A.A.P.

For the period ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Diversified Income Fund

Description	Shares	Value (000)

Common Stock — 46.5%

Aerospace & Defense — 0.5%
General Dynamics	975	$145
Total Aerospace & Defense		145

Agriculture — 0.5%
CF Industries Holdings	3,994	155
Total Agriculture		155

Apparel & Textiles — 0.5%
Oxford Industries	2,278	149
Total Apparel & Textiles		149

Banks — 3.7%
Bank of New York Mellon	3,496	148
Citigroup	2,405	148
Comerica	2,573	144
Fifth Third Bancorp	5,199	143
M&T Bank	1,171	149
Regions Financial	9,009	145
Wells Fargo	4,838	146
Zions Bancorp	3,368	146
Total Banks		1,169

Chemicals — 0.9%
Dow	2,658	147
LyondellBasell Industries, Cl A	1,602	147
Total Chemicals		294

Computers & Services — 3.2%
Cisco Systems	3,255	146
Hewlett Packard Enterprise	12,422	147
HP	6,016	148
Juniper Networks	6,557	148
NetApp	2,213	146
Seagate Technology	2,275	141
Xerox Holdings	6,431	149
Total Computers & Services		1,025

Diversified Support Services — 0.5%
Healthcare Services Group	5,337	150
Total Diversified Support Services		150

E-Commerce — 0.4%
PetMed Express	4,288	138
Total E-Commerce		138

Description	Shares	Value (000)

Electrical Utilities — 0.5%
NRG Energy	4,075	$153
Total Electrical Utilities		153

Financial Services — 1.4%
Invesco	8,387	146
State Street	1,998	146
Synchrony Financial	4,277	149
Total Financial Services		441

Food, Beverage & Tobacco — 1.7%
Altria Group	3,366	138
General Mills	2,233	131
J M Smucker	1,176	136
Philip Morris International	1,754	145
Total Food, Beverage & Tobacco		550

Gas & Natural Gas — 0.5%
UGI	4,118	144
Total Gas & Natural Gas		144

Household Products — 0.9%
Energizer Holdings	3,084	130
Newell Brands	6,898	146
Total Household Products		276

Industrials — 0.9% 3M	837	146
Emerson Electric	1,800	145
Total Industrials		291

Information Technology — 0.5%
International Business Machines	1,177	148
Total Information Technology		148

Insurance — 3.3%
Everest Re Group	637	149
Hartford Financial Services Group	3,030	148
Lincoln National	2,892	146
Metlife	3,101	146
Principal Financial Group	2,966	147
Prudential Financial	1,871	146
Unum Group	6,573	151
Total Insurance		1,033

Machinery — 0.5%
Crane	1,920	149
Total Machinery		149

Schedules of Investments	December 31, 2020

Diversified Income Fund (continued)

Description	Shares	Value (000)

Manufacturing — 0.9%
Kraft Heinz	4,120	$143
nVent Electric	6,246	146
Total Manufacturing		289

Media — 1.4%
Interpublic Group	6,102	143
Omnicom Group	2,334	146
ViacomCBS, Cl B	3,987	149
Total Media		438

Medical Products & Services — 1.3%
AbbVie	1,393	149
CVS Health	2,111	144
Five Star Senior Living	356	3
Gilead Sciences	2,283	133
Total Medical Products & Services		429

Paper & Paper Products — 0.9%
International Paper	2,895	144
WestRock	3,236	141
Total Paper & Paper Products		285

Petroleum & Fuel Products — 0.9%
Schlumberger	6,587	144
TechnipFMC	15,350	144
Total Petroleum & Fuel Products		288

Petroleum Refining — 0.9%
HollyFrontier	5,644	146
Valero Energy	2,598	147
Total Petroleum Refining		293

Pharmaceuticals — 0.4%
Pfizer	3,731	137
Total Pharmaceuticals		137

Real Estate Investment Trust — 15.1%
Alexandria Real Estate Equities	706	126
American Homes 4 Rent, Cl A	3,853	116
Americold Realty Trust	2,720	102
CoreSite Realty	865	108
Crown Castle International	653	104
CubeSmart	3,723	125
CyrusOne	1,543	113
Digital Realty Trust	789	110

Description	Shares	Value (000)

Real Estate Investment Trust (continued)
Diversified Healthcare Trust	5,259	$22
Duke Realty	3,080	123
EastGroup Properties	941	130
Equinix	141	101
Equity LifeStyle Properties	1,643	104
Extra Space Storage	1,105	128
First Industrial Realty Trust	2,830	119
Healthcare Realty Trust	3,719	110
Healthcare Trust of America, Cl A	3,946	109
Healthpeak Properties	4,427	134
Invitation Homes	3,733	111
Iron Mountain	3,915	115
Lamar Advertising, Cl A	1,631	136
Lexington Realty Trust	9,271	98
Life Storage	1,133	135
Medical Properties Trust	6,036	131
National Health Investors	1,744	121
Omega Healthcare Investors	3,808	138
Physicians Realty Trust	6,121	109
Potlatch	2,568	128
Prologis	1,164	116
PS Business Parks	812	108
Public Storage	550	127
Rayonier	3,875	114
Sabra Health Care	7,365	128
SBA Communications, Cl A	353	100
Sun Communities	753	115
Ventas	2,825	139
VICI Properties	5,087	130
Vornado Realty Trust	3,973	148
Welltower	1,971	127
Weyerhaeuser	3,844	129
WP Carey	1,560	110
Total Real Estate Investment Trust		4,797

Retail — 0.9%
Hanesbrands	9,794	143
MSC Industrial Direct, Cl A	1,719	145
Total Retail		288

Semi-Conductors & Instruments — 0.5%
Broadcom	345	151
Total Semi-Conductors & Instruments		151

Specialized Consumer Services — 0.4%
H&R Block	7,752	123
Total Specialized Consumer Services		123

Schedules of Investments

Diversified Income Fund (continued)

Description	Shares/Face Amount (000)	Value (000)

Telecommunication Services — 0.4%
CenturyLink	14,240	$139
Total Telecommunication Services		139

Telephones & Telecommunication — 0.9%
AT&T	4,941	142
Verizon Communications	2,340	137
Total Telephones & Telecommunication		279

Transportation Services — 0.4%
Greenbrier	3,864	140
Total Transportation Services		140

Waste Management Services — 0.4%
Ingredion	1,816	143
Total Waste Management Services		143

Wholesale — 0.4%
Cardinal Health	2,613	140
Total Wholesale		140
Total Common Stock (Cost $12,799 (000))		14,769

Corporate Bonds — 43.5%

Automotive — 2.5%
General Motors Financial (A) 6.500%, VAR ICE LIBOR USD 3 Month+3.436%	$250	272
Tesla (B) 5.300%, 08/15/25	500	521
Total Automotive		793

Banks — 6.0%
Bank of America (A) 6.100%, VAR ICE LIBOR USD 3 Month+3.898%	250	283
Citigroup (A) 5.950%, VAR ICE LIBOR USD 3 Month+4.068%	250	262
Citizens Financial Group (A) 6.375%, VAR ICE LIBOR USD 3 Month+3.157%	250	257
JPMorgan Chase (A) 4.600%, VAR United States Secured Overnight Financing Rate+3.125%	300	310
PNC Financial Services Group (A) 5.000%, VAR ICE LIBOR USD 3 Month+3.300%	495	541

Description	Face Amount (000)	Value (000)

Banks (continued)
Wells Fargo (A) 5.900%, VAR ICE LIBOR USD 3 Month+3.110%	$250	$265
Total Banks		1,918

Computers & Services — 1.6%
CommScope (B) 5.500%, 03/01/24	500	516
Total Computers & Services		516

Consumer Finance — 1.7%
Quicken Loans (B) 5.250%, 01/15/28	500	534
Total Consumer Finance		534

Electrical Utilities — 4.2%
Calpine (B) 4.500%, 02/15/28	500	520
Dominion Energy 5.750%, VAR ICE LIBOR USD 3 Month+3.057%, 10/01/54	250	279
NRG Energy (B) 5.250%, 06/15/29	500	550
Total Electrical Utilities		1,349

Entertainment — 4.5%
International Game Technology (B) 6.500%, 02/15/25	500	559
Netflix (B) 4.875%, 06/15/30	500	575
ViacomCBS 6.250%, VAR ICE LIBOR USD 3 Month+3.899%, 02/28/57	250	281
Total Entertainment		1,415

Financial Services — 2.4%
Charles Schwab (A) 5.000%, VAR ICE LIBOR USD 3 Month+2.575%	250	267
Morgan Stanley (A) 3.847%, VAR ICE LIBOR USD 3 Month+3.610%	250	248
State Street (A) 3.814%, VAR ICE LIBOR USD 3 Month+3.597%	250	249
Total Financial Services		764

Schedules of Investments	December 31, 2020

Diversified Income Fund (continued)

Description	Face Amount (000)	Value (000)

Food, Beverage & Tobacco — 1.6%
Vector Group (B) 6.125%, 02/01/25	$500	$508
Total Food, Beverage & Tobacco		508

Hotels & Lodging — 3.3%
Hilton Domestic Operating 5.125%, 05/01/26	500	516
Wyndham Destinations (B) 4.625%, 03/01/30	500	529
Total Hotels & Lodging		1,045

Industrials — 0.7%
General Electric (A) 5.000%, VAR ICE LIBOR USD 3 Month+3.330%	250	233
Total Industrials		233

Machinery — 0.8%
Stanley Black & Decker 4.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.657%, 03/15/60	250	266
Total Machinery		266

Media — 1.6%
AMC Networks 5.000%, 04/01/24	500	508
Total Media		508

Oil, Gas & Consumable Fuels — 0.8%
Enbridge 5.500%, VAR ICE LIBOR USD 3 Month+3.418%, 07/15/77	250	257
Total Oil, Gas & Consumable Fuels		257

Petroleum Refining — 1.7%
Sunoco 6.000%, 04/15/27	500	532
Total Petroleum Refining		532

Real Estate Management & Development — 1.6%
Brookfield Property Partners (B) 5.750%, 05/15/26	500	492
Total Real Estate Management & Development		492

Description	Face Amount (000)/Shares	Value (000)

Retail — 2.5%
AerCap Global Aviation Trust (B) 6.500%, VAR ICE LIBOR USD 3 Month+4.300%, 06/15/45	$250	$255
United Rentals North America 4.875%, 01/15/28	500	532
Total Retail		787

Telephones & Telecommunication — 1.7%
Cincinnati Bell Telephone 6.300%, 12/01/28	500	532
Total Telephones & Telecommunication		532

Transportation Services — 1.7%
XPO Logistics (B) 6.750%, 08/15/24	500	531
Total Transportation Services		531

Wireless Telecommunication Services —2.6%
United States Cellular 6.700%, 12/15/33	400	519
Vodafone Group 7.000%, VAR USD Swap Semi 30/360 5 Yr Curr+4.873%, 04/04/79	250	311
Total Wireless Telecommunication Services		830
Total Corporate Bonds (Cost $12,990 (000))		13,810

Preferred Stock — 8.6%

Automotive — 0.9%
Ford Motor 6.200%, 06/01/2059	10,000	271
Total Automotive		271

Banks — 2.6%
CIT Group 5.625% (A)	10,000	268
First Horizon 6.500% (A)	20,000	564
Total Banks		832

Financial Services — 0.9%
Northern Trust 4.700% (A)	10,000	278
Total Financial Services		278

Schedules of Investments

Diversified Income Fund (concluded)

Description	Shares	Value (000)

Insurance — 2.6%
Allstate 5.100% (A)	10,000	$279
American International Group 5.850% (A)	10,000	282
WR Berkley 5.700%, 03/30/2058	10,000	280
Total Insurance		841

Telecommunication Services — 0.8%
Qwest 6.750%, 06/15/2057	10,000	257
Total Telecommunication Services		257

Telephones & Telecommunication — 0.8%
AT&T 4.750% (A)	10,000	268
Total Telephones & Telecommunication		268
Total Preferred Stock (Cost $2,500 (000))		2,747

Registered Investment Companies — 0.9%

Open-End Funds — 0.9%
BlackRock Floating Rate Income Portfolio	29,348	290
BlackRock High Yield Bond Portfolio	21	—
Total Open-End Funds		290

Equity Exchange Traded Fund — 0.0%
Alerian MLP ETF	37	1
Total Equity Exchange Traded Fund		1

Exchange Traded Fund — 0.0%
VanEck Vectors Preferred Securities ex Financials ETF	19	—
Total Exchange Traded Fund		—
Total Registered Investment Companies (Cost $291 (000))		291
Total Investments — 99.5% (Cost $28,580 (000))		$31,617

Percentages are based on net assets of $31,783 (000).

(A)	Perpetual security with no stated maturity date.
(B)

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On December 31, 2020, the value of these securities amounted to $6,090 (000), representing 19.2% of the net assets.

Cl — Class

ETF — Exchange Traded Fund

ICE — Intercontinental Exchange

LIBOR — London Inter-bank Offered Rate

MLP — Master Limited Partnership

USD — United States Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of December 31, 2020, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$14,769	$—	$—	$14,769
Corporate Bonds	—	13,810	—	13,810
Preferred Stock	2,747	—	—	2,747
Registered Investment Companies	291	—	—	291

Total Investments in Securities	$17,807	$13,810	$—	$31,617

Amounts designated as “—” are either $0 or have been rounded to $0.

For the period ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	December 31, 2020

Diversified International Fund

Description	Shares	Value (000)

Common Stock — 96.3%

Austria — 2.8%
Erste Group Bank	102,778	$3,150
Voestalpine	89,734	3,201
Total Austria		6,351

Brazil — 4.9%
Ambev	1,235,500	3,723
Banco Bradesco ADR	763,008	4,013
Petroleo Brasileiro ADR	287,793	3,232
Total Brazil		10,968

Canada — 1.9%
Magna International	58,594	4,144
Total Canada		4,144

Chile — 1.1%
Sociedad Quimica y Minera de Chile ADR	52,102	2,558
Total Chile		2,558

China — 5.7%
Anhui Conch Cement, Cl H	363,000	2,273
Baidu ADR*	18,935	4,095
BYD, Cl H	122,000	3,197
China Oilfield Services, Cl H	3,946,000	3,338
Total China		12,903

Colombia — 1.5%
Bancolombia ADR	84,754	3,405
Total Colombia		3,405

France — 6.2%
Capgemini	24,139	3,745
Eurofins Scientific	45,627	3,831
Safran	28,628	4,062
Sodexo	27,791	2,354
Total France		13,992

Germany — 8.1%
Continental	30,208	4,499
Covestro	48,355	3,004
Merck KGaA	25,248	4,404
MTU Aero Engines	12,519	3,246
Vonovia	41,146	3,018
Total Germany		18,171

Description	Shares	Value (000)

Hong Kong — 4.2%
China Life Insurance, Cl H	1,041,000	$2,296
Shanghai Fosun Pharmaceutical Group, Cl H	656,000	3,135
Sinopharm Group, Cl H	647,600	1,575
TravelSky Technology, Cl H	1,028,000	2,479
Total Hong Kong		9,485

India — 3.8%
HDFC Bank ADR*	63,886	4,616
ICICI Bank ADR	260,567	3,872
Total India		8,488

Italy — 3.3%
Leonardo	401,934	2,925
Prysmian	122,617	4,375
Total Italy		7,300

Japan — 5.2%
Denso	81,200	4,834
Hitachi	105,800	4,172
Secom	29,400	2,713
Total Japan		11,719

Mexico — 1.8%
Grupo Financiero Banorte, Cl O*	718,300	3,953
Total Mexico		3,953

Netherlands — 6.1%
ASML Holding	6,549	3,186
Heineken	27,337	3,051
RELX	104,479	2,560
Royal Dutch Shell, Cl A	269,454	4,818
Total Netherlands		13,615

Norway — 5.3%
DNB*	218,361	4,242
Equinor ADR	265,733	4,363
Norsk Hydro	719,078	3,349
Total Norway		11,954

Panama — 1.9%
Carnival	192,665	4,173
Total Panama		4,173

Schedules of Investments

Diversified International Fund (continued)

Description	Shares	Value (000)

Singapore — 1.5%
DBS Group Holdings	181,300	$3,435
Total Singapore		3,435

South Korea — 2.4%
Samsung Electronics	71,038	5,321
Total South Korea		5,321

Spain — 2.3%
Amadeus IT Group, Cl A	71,995	5,247
Total Spain		5,247

Switzerland — 4.0%
Credit Suisse Group ADR	194,931	2,495
Novartis ADR	35,399	3,343
Roche Holding	8,871	3,110
Total Switzerland		8,948

Taiwan — 5.5%
ASE Technology Holding	1,079,376	3,123
Hon Hai Precision Industry	860,880	2,819
Taiwan Semiconductor Manufacturing	337,000	6,357
Total Taiwan		12,299

United Kingdom — 8.5%
BAE Systems	359,919	2,405
Barclays	2,389,727	4,792
Diageo	86,782	3,414
Entain	262,643	4,069
Rio Tinto ADR	59,529	4,478
Total United Kingdom		19,158

United States — 8.3%
Check Point Software Technologies*	23,526	3,127
Core Laboratories	101,754	2,698
Ecopetrol ADR	213,588	2,757
Everest Re Group	11,840	2,772
ICON*	18,732	3,652
Restaurant Brands International	60,474	3,695
Total United States		18,701
Total Common Stock (Cost $144,547 (000))		216,288

Description	Shares	Value (000)

Cash Equivalents (A) — 3.4%
Dreyfus Government Cash Management, Cl I, 0.030%	3,213,131	$3,213
Goldman Sachs Financials Square Funds Government, Cl Institutional, 0.026%	4,413,467	4,414
Total Cash Equivalents (Cost $7,627 (000))		7,627
Total Investments — 99.7% (Cost $152,174 (000))		$223,915

Percentages are based on net assets of $224,623 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of December 31, 2020.

ADR — American Depositary Receipt

Cl — Class

The following is a list of the level of inputs used as of December 31, 2020, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Austria	$—	$6,351	$—	$6,351
Brazil	10,968	—	—	10,968
Canada	4,144	—	—	4,144
Chile	2,558	—	—	2,558
China	12,903	—	—	12,903
Colombia	3,405	—	—	3,405
France	13,992	—	—	13,992
Germany	—	18,171	—	18,171
Hong Kong	9,485	—	—	9,485
India	8,488	—	—	8,488
Italy	—	7,300	—	7,300
Japan	—	11,719	—	11,719
Mexico	3,953	—	—	3,953
Netherlands	13,615	—	—	13,615
Norway	4,363	7,591	—	11,954
Panama	4,173	—	—	4,173
Singapore	3,435	—	—	3,435
South Korea	—	5,321	—	5,321
Spain	5,247	—	—	5,247
Switzerland	5,838	3,110	—	8,948
Taiwan	12,299	—	—	12,299

Schedules of Investments	December 31, 2020

Diversified International Fund (concluded)

	Level 1	Level 2	Level 3	Total
United Kingdom	$19,158	$—	$—	$19,158
United States	18,701	—	—	18,701

Total Common Stock	156,725	59,563	—	216,288

Cash Equivalents	7,627	—	—	7,627

Total Investments in Securities	$164,352	$59,563	$—	$223,915

For the period ended December 31, 2020, there were no transfers in or out of Level 3.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Dynamic Asset Allocation Fund

Description	Shares	Value (000)

Registered Investment Companies — 98.3%
Equity Exchange Traded Funds — 46.9%
Alerian MLP ETF	19,750	$507
iShares Core S&P 500 ETF	5,686	2,134
iShares MSCI EAFE Index Fund	16,903	1,233
iShares MSCI EAFE Small-Capital ETF	6,176	422
iShares MSCI Emerging Markets ETF	28,268	1,461
iShares MSCI Frontier 100 ETF	14,602	414
iShares Preferred & Income Securities ETF	16,432	633
iShares Russell 2000 ETF	5,565	1,091
SPDR S&P Emerging Markets Small Cap ETF	8,122	419
Total Equity Exchange Traded Funds		8,314

Fixed Income Exchange Traded Funds — 25.1%
BlackRock Short Maturity Bond ETF	3,459	174
Invesco Senior Loan ETF	27,982	623
iShares 20+ Year Treasury Bond ETF	3,305	521
iShares Core U.S. Aggregate Bond ETF	11,809	1,396
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,633	640
iShares iBoxx High Yield Corporate Bond ETF	4,854	424
SPDR Bloomberg Barclays International Treasury Bond ETF	21,257	664
Total Fixed Income Exchange Traded Funds		4,442

Commodity and Currency Exchange Traded Funds — 17.7%
First Trust North American Energy Infrastructure Fund	40,015	839
iShares Commodities Select Strategy ETF	46,858	1,250
iShares MSCI Global Gold Miners ETF	5,887	176
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	26,511	882
Total Commodity and Currency Exchange Traded Funds		3,147

Real Estate Exchange Traded Funds — 8.6%
Vanguard Global ex-U.S. Real Estate ETF	9,504	516
Vanguard Real Estate ETF	11,932	1,014
Total Real Estate Exchange Traded Funds		1,530
Total Registered Investment Companies (Cost $15,188 (000))		17,433

Cash Equivalent (A) — 1.8%
Goldman Sachs Financials Square Funds Government, Cl Institutional, 0.026%	312,364	312
Total Cash Equivalent (Cost $312 (000))		312
Total Investments — 100.1% (Cost $15,500 (000))		$17,745

Percentages are based on net assets of $17,729 (000).

(A)	The rate reported is the 7-day effective yield as of December 31, 2020.

Cl — Class

EAFE — Europe, Australasia and the Far East

EM — Emerging Markets

ETF — Exchange Traded Fund

MLP — Master Limited Parternship

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

As of December 31, 2020, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	December 31, 2020

International Small Cap Fund

Description	Shares	Value (000)

Common Stock — 93.3%

Australia — 3.0%
JB Hi-Fi	5,468	$205
Kina Securities	214,703	149
Objective	20,259	185
Vita Group	165,396	137
Total Australia		676

Belgium — 1.7%
Bekaert	3,188	106
bpost*	9,848	102
Smart Photo Group	4,865	178
Total Belgium		386

Canada — 4.4%
Aecon Group	7,023	90
Artis Real Estate Investment Trust	11,874	99
Boralex, Cl A	4,600	171
Fiera Capital, Cl A	16,249	136
Medical Facilities	34,643	192
Northland Power	4,943	177
Superior Plus	14,195	136
Total Canada		1,001

Denmark — 1.2%
D/S Norden	7,786	140
H+H International, Cl B*	6,538	141
Total Denmark		281

Finland — 6.7%
Altia	10,157	124
Caverion	16,280	116
Exel Composites	15,914	144
Kamux	13,423	224
Oriola, Cl B	54,096	125
Scanfil	18,709	150
Siili Solutions	9,096	148
Terveystalo	9,948	122
TietoEVRY	3,752	124
Tokmanni Group	6,514	130
Vincit	13,039	115
Total Finland		1,522

France — 1.3%
Eiffage*	1,350	130
Nexans*	2,272	165
Total France		295

Description	Shares	Value (000)

Germany — 4.5%
ADVA Optical Networking*	16,410	$142
Ceconomy*	21,013	146
Cewe Stiftung & KGAA	1,385	157
Draegerwerk & KGaA	1,968	145
Freenet	5,826	123
Hornbach Baumarkt	2,600	114
Hornbach Holding & KGaA	1,072	103
Rheinmetall	774	82
Total Germany		1,012

Hong Kong — 1.4%
CITIC Telecom International Holdings	322,766	102
K Wah International Holdings	235,751	113
Tsit Wing International Holdings	849,088	114
Total Hong Kong		329

Israel — 1.8%
AudioCodes	4,536	125
Delta Galil Industries	4,522	114
Elco	3,264	165
Total Israel		404

Italy — 6.0%
A2A	101,942	163
ACEA	7,966	167
Buzzi Unicem	9,620	155
Digital Value*	3,022	142
Esprinet*	13,972	186
Hera	28,872	106
Iren	40,689	106
Italgas	25,022	159
Unieuro*	10,466	177
Total Italy		1,361

Japan — 22.9%
Alps Alpine	5,500	72
Axell	14,800	102
BeNEXT Group	14,900	185
Broadleaf	23,500	155
Capcom	5,200	339
Cresco	9,900	126
Cybernet Systems	16,100	148
Daiwabo Holdings	2,100	187
Ebara Jitsugyo	5,600	221
Fukui Computer Holdings	6,800	265
Fullcast Holdings	8,200	128

Schedules of Investments

International Small Cap Fund (continued)

Description	Shares	Value (000)

Japan (continued)
Hanwa	4,100	$110
Hitachi Zosen	31,000	172
Itochu Enex	23,100	227
Iwasaki Electric	7,900	109
Kintetsu World Express	9,200	218
Kito	10,100	151
Krosaki Harima	3,800	146
K’s Holdings	8,900	124
KYORIN Holdings	6,300	119
Megachips	5,300	145
Meitec	2,900	151
Nihon Dengi	3,300	122
Nisso	16,500	110
Nojima	5,400	148
Relia	9,700	120
SBS Holdings	5,700	144
SRA Holdings	4,900	125
Techno Ryowa	12,800	110
T-Gaia	5,700	107
Tokuyama	4,800	108
Will Group	14,900	146
With us	30,200	121
Yuasa Trading	3,900	125
ZERIA Pharmaceutical	6,300	116
Total Japan		5,202

Netherlands — 4.0%
Koninklijke BAM Groep*	80,354	167
Pharming Group*	80,606	125
PostNL*	62,335	213
Signify*	9,305	393
Total Netherlands		898

Norway — 3.8%
AF Gruppen	8,370	171
Bouvet	2,878	239
BW LPG	27,275	190
Selvaag Bolig	23,589	160
Veidekke*	7,756	100
Total Norway		860

Singapore — 2.1%
AEM Holdings	45,900	120
ARA LOGOS Logistics Trust	263,475	119
Best World International (A)	70,700	73
Fu Yu	813,200	163
Total Singapore		475

Description	Shares	Value (000)

Spain — 1.4%
Acerinox	13,250	$146
Faes Farma	38,021	162
Total Spain		308

Sweden — 8.7%
AcadeMedia	14,775	153
Betsson	17,718	159
Doro*	21,489	122
Dustin Group	17,679	138
Elanders, Cl B*	8,298	121
Instalco	8,568	262
LeoVegas	34,433	147
Lindab International	12,544	261
Mekonomen*	12,166	135
Recipharm, Cl B	6,765	181
Scandi Standard*	15,063	126
Semcon*	16,824	162
Total Sweden		1,967

Switzerland — 2.0%
Adecco Group	2,216	149
Galenica	2,253	150
Phoenix Mecano	283	149
Total Switzerland		448

United Kingdom — 16.4%
888 Holdings	44,145	172
Belvoir Group	64,355	133
Drax Group	30,742	158
EMIS Group	9,982	148
Entain*	10,557	164
Finsbury Food Group*	146,493	159
First Property Group	281,556	144
Genus	2,554	147
Go-Ahead Group*	10,087	136
Halfords Group*	27,991	102
IMI	7,809	124
Investec	77,416	198
Man Group	89,498	169
Pagegroup*	18,044	110
Phoenix Group Holdings	15,015	144
Redde Northgate	47,136	172
Royal Mail*	25,877	120
Safestore Holdings	16,307	174
ScS Group*	33,316	97
Spirent Communications	43,870	158
SThree*	33,955	138
Stock Spirits Group	39,601	145

Schedules of Investments	December 31, 2020

International Small Cap Fund (concluded)

Description	Shares/ Number of Rights	Value (000)
United Kingdom (continued)
Tate & Lyle	16,634	$153
Tracsis	13,567	119
Tyman*	24,793	119
Vectura Group*	73,414	125
Total United Kingdom		3,728
Total Common Stock (Cost $16,738 (000))		21,153

Preferred Stock — 1.5%

Germany — 1.5%
Schaeffler 0.000%	17,281	145
STO & KGaA 0.247%	1,210	192
Total Germany		337
Total Preferred Stock (Cost $294 (000))		337

Rights — 0.0%

Singapore — 0.0%
ARA LOGOS Logistics, Trust, Expires 01/15/21*	20,288	1
Total Singapore		1

Spain — 0.0%
Faes Farma, Expires 12/31/20 *	38,021	8
Total Spain		8
Total Rights (Cost $0 (000))		9

Cash Equivalents (B) — 4.8%
Dreyfus Government Cash Management, Cl I, 0.030%	432,910	433
Goldman Sachs Financials Square Funds Government, Cl Institutional, 0.026%	659,220	659
Total Cash Equivalents (Cost $1,092 (000))		1,092
Total Investments — 99.6% (Cost $18,124 (000))		$22,591

Percentages are based on net assets of $22,675 (000).

* Non-income producing security.

(A)	Level 3 security in accordance with fair value hierarchy.
(B)	The rate reported is the 7-day effective yield as of December 31, 2020.

Cl — Class

The following is a list of the level of inputs used as of December 31, 2020, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3(1)	Total
Investments in Securities
Common Stock
Australia	$676	$—	$—	$676
Belgium	386	—	—	386
Canada	1,001	—	—	1,001
Denmark	—	281	—	281
Finland	—	1,522	—	1,522
France	295	—	—	295
Germany	—	1,012	—	1,012
Hong Kong	329	—	—	329
Israel	404	—	—	404
Italy	—	1,361	—	1,361
Japan	110	5,092	—	5,202
Netherlands	898	—	—	898
Norway	—	860	—	860
Singapore	402	—	73	475
Spain	308	—	—	308
Sweden	—	1,967	—	1,967
Switzerland	149	299	—	448
United Kingdom	3,728	—	—	3,728

Total Common Stock	8,686	12,394	73	21,153
Preferred Stock
Germany	—	337	—	337
Rights
Singapore	1	—	—	1
Spain	8	—	—	8

Total Rights	9	—	—	9
Cash Equivalents	1,092	—	—	1,092

Total Investments in Securities	$9,787	$12,731	$73	$22,591

(1)A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Louisiana Tax-Free Income Fund

Description	Face Amount (000)	Value (000)

Municipal Bonds — 92.5%
Louisiana — 92.5%
Bienville, Parish School District No. 1 Arcadia, GO, BAM
Callable 03/01/28 @ 100
3.000%, 03/01/30	$150	$166
Central, Community School System, GO
Callable 03/01/24 @ 100
4.000%, 03/01/30	150	164
Desoto, Parish School Board, RB
Callable 05/01/22 @ 100
3.500%, 05/01/32	270	277
Iberia, Parishwide School District, GO
Callable 03/01/24 @ 100
3.750%, 03/01/33	275	293
Lafayette, Parish Law Enforcement District, Limited Tax, GO, Pre-Refunded @ 100 3.250%, 03/01/22 (A)	180	186
Lafayette, Parish School Board, RB
Callable 04/01/27 @ 100
4.000%, 04/01/40	250	285
Lafayette, Utilities Revenue, RB, AGM
Callable 11/01/27 @ 100
4.000%, 11/01/35	150	175
Lafayette, Utilities Revenue, RB, AGM
Callable 05/01/29 @ 100
5.000%, 11/01/44	100	125
Lafourche, Parish School Board, GO, BAM
Callable 03/01/27 @ 100
3.125%, 03/01/37	250	271
Louisiana, Local Government Environmental Facilities & Community Development Authority, Bossier City Project, RB
Callable 11/01/25 @ 100
5.000%, 11/01/32	150	179
Louisiana, Local Government Environmental Facilities & Community Development Authority, BRCC Facilities Corp. Project, RB, Pre-Refunded @ 100
4.125%, 12/01/21 (A)	100	103
Louisiana, Local Government Environmental Facilities & Community Development Authority, City of Sulpher Project, RB, BAM
Callable 02/01/28 @ 100
5.000%, 02/01/30	150	191
Louisiana, Local Government Environmental Facilities & Community Development Authority, LCTCS Act 360 Project, RB
Callable 10/01/24 @ 100
5.000%, 10/01/34	250	281

Description	Face Amount (000)	Value (000)
Louisiana (continued)
Louisiana, Local Government Environmental Facilities & Community Development Authority, Livingston Parish Courthouse Project, RB, AGM, Pre-Refunded @ 100 4.625%, 09/01/21 (A)	$200	$206
Louisiana, Local Government Environmental Facilities & Community Development Authority, Plaquemines Project, RB, AGM
Callable 09/01/22 @ 100
4.000%, 09/01/37	200	209
Louisiana, Local Government Environmental Facilities & Community Development Authority, Youngsville Project, RB, AGM
Callable 07/01/21 @ 100
4.900%, 07/01/41	175	178
Louisiana, Transportation Authority, Ser A, RB
Callable 08/15/23 @ 100
4.500%, 08/15/43	250	269
Plaquemine City, Sales & Use Tax Project, RB, AGM
Callable 12/01/27 @ 100
3.500%, 12/01/29	250	287
Port New Orleans, Board of Commissioners, Ser D, RB
Callable 04/01/30 @ 100
5.000%, 04/01/50	150	189
Shreveport, Louisiana Water & Sewer Revenue, Ser C, RB, BAM
Callable 12/01/28 @ 100
4.000%, 12/01/33	210	246
St. Charles Parish, School District No. 1, GO
Callable 03/01/22 @ 100
3.000%, 03/01/30	200	205
St. John the Baptist Parish, GO
Callable 03/01/25 @ 100
3.500%, 03/01/30	110	121
St. Tammany Parish, Hospital Service District No. 2, GO
Callable 03/01/22 @ 100
3.125%, 03/01/32	260	265
St. Tammany Parish, Recreation District No. 14, GO
Callable 04/01/24 @ 100
3.750%, 04/01/34	175	188
Terrebonne Levee, Conservation District, Ser B, RB
Callable 06/01/30 @ 100
4.000%, 06/01/41	250	289

Schedules of Investments	December 31, 2020

Louisiana Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Louisiana (continued)
Terrebonne Parish, Sales & Use Tax Project, Ser ST, RB, AGM, Pre-Refunded @ 100 5.250%, 04/01/21 (A)	$100	$101
West Ouachita, Parish School District, RB
Callable 09/01/25 @ 100
3.750%, 09/01/34	190	209
Zachary, Community School District No. 1, GO
Callable 03/01/22 @ 100
3.500%, 03/01/32	200	205
Total Louisiana		5,863
Total Municipal Bonds (Cost $5,500 (000))		5,863

Cash Equivalent (B) — 6.8%
Goldman Sachs Financials Square Funds Government, Cl Institutional, 0.026%	427,022	427
Total Cash Equivalent (Cost $427 (000))		427
Total Investments — 99.3% (Cost $5,927 (000))		$6,290

Percentages are based on net assets of $6,337 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of December 31, 2020.

AGM — Assured Guaranty Municipal

BAM— Build America Mutual

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of December 31, 2020 in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$5,863	$—	$5,863
Cash Equivalent	427	—	—	427

Total Investments in Securities	$427	$5,863	$—	$6,290

Amounts designated as “—” are either $0 or have been rounded to $0.

For the period ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Microcap Fund

Description	Shares	Value (000)

Common Stock — 97.5%

Agriculture — 1.0%
American Vanguard	7,430	$116
Total Agriculture		116

Air Freight & Logistics — 1.2%
Radiant Logistics*	23,663	137
Total Air Freight & Logistics		137

Automotive — 3.3%
OneWater Marine, Cl A*	4,239	123
Strattec Security	2,941	145
TravelCenters of America*	3,672	120
Total Automotive		388

Banks — 10.4%
Amalgamated Bank, Cl A	8,848	122
Bancorp*	9,300	127
BankFinancial	14,057	123
Cambridge Bancorp	900	63
Carter Bankshares	6,989	75
Esquire Financial Holdings*	6,585	126
Financial Institutions	5,864	132
First Foundation	7,252	145
FS Bancorp	2,130	117
MainStreet Bancshares*	3,500	59
OP Bancorp	16,792	129
Total Banks		1,218

Building & Construction — 0.4%
Beazer Homes USA*	3,381	51
Total Building & Construction		51

Capital Markets — 1.1%
Silvercrest Asset Management Group, Cl A	9,302	129
Total Capital Markets		129

Commercial Services — 2.5%
DLH Holdings*	13,200	123
Kelly Services, Cl A	2,608	54
Select Interior Concepts, Cl A*	16,660	119
Total Commercial Services		296

Commercial Services & Supplies — 1.1%
Acme United	4,323	130
Total Commercial Services & Supplies		130

Description	Shares	Value (000)

Computer Software — 2.4%
eGain*	7,869	$93
Limelight Networks*	13,885	55
Mitek Systems*	7,390	131
Total Computer Software		279

Computers & Services — 2.9%
Calix*	3,883	116
Cambium Networks*	4,685	118
PCTEL	15,328	101
Total Computers & Services		335

Construction & Engineering — 2.2%
Great Lakes Dredge & Dock*	10,088	133
Northwest Pipe*	4,418	125
Total Construction & Engineering		258

Consumer Electronics — 2.2%
Turtle Beach*	2,498	54
Universal Electronics*	2,090	110
Vuzix*	10,306	94
Total Consumer Electronics		258

Consumer Finance — 1.2%
Regional Management	4,620	138
Total Consumer Finance		138

Consumer Products — 1.1%
Rocky Brands	4,436	125
Total Consumer Products		125

Diversified Support Services — 1.2%
VSE	3,665	141
Total Diversified Support Services		141

Drugs — 2.8%
BioDelivery Sciences International*	15,000	63
Cassava Sciences*	5,000	34
Collegium Pharmaceutical*	2,900	58
Durect*	32,000	66
Marinus Pharmaceuticals*	3,287	40
Osmotica Pharmaceuticals*	15,521	64
Total Drugs		325

Electrical Utilities — 0.8%
Genie Energy, Cl B	12,271	89
Total Electrical Utilities		89

Schedules of Investments	December 31, 2020

Microcap Fund (continued)

Description	Shares	Value (000)

Electronic Components & Equipment — 1.2%
Luna Innovations*	14,349	$142
Total Electronic Components & Equipment		142

Engineering Services — 1.2%
MYR Group*	2,283	137
Total Engineering Services		137

Financial Services — 2.3%
Curo Group Holdings	14,483	208
Enova International*	2,685	66
Total Financial Services		274

Gas & Natural Gas — 2.0%
Dorian LPG*	11,742	143
Overseas Shipholding Group, Cl A*	41,755	89
Total Gas & Natural Gas		232

Health Care Equipment & Supplies — 0.7%
FONAR*	4,717	82
Total Health Care Equipment & Supplies		82

Health Care Providers & Services — 0.5%
Joint*	2,200	58
Total Health Care Providers & Services		58

Health Care Technology — 0.8%
MTBC*	10,453	95
Total Health Care Technology		95

Home Furnishings — 0.4%
Hooker Furniture	1,595	51
Total Home Furnishings		51

Hotels, Restaurants & Leisure — 1.3%
Inspired Entertainment*	22,523	148
Total Hotels, Restaurants & Leisure		148

Household Products — 0.3%
Hamilton Beach Brands Holding, Cl A	2,275	40
Total Household Products		40

Insurance — 4.3%
Donegal Group, Cl A	6,857	96
Global Indemnity Group, Cl A	3,801	109
HCI Group	1,008	53

Description	Shares	Value (000)

Insurance (continued)
Heritage Insurance Holdings	4,494	$46
ProSight Global*	8,516	109
Protective Insurance	6,852	94
Total Insurance		507

Manufacturing — 2.2%
Allied Motion Technologies	2,617	134
Seneca Foods, Cl A*	2,987	119
Total Manufacturing		253

Media — 2.9%
DHI Group*	35,006	78
TechTarget*	2,169	128
Tribune Publishing	9,943	136
Total Media		342

Medical Products & Services — 24.9%
Accuray*	14,000	58
Albireo Pharma*	1,356	51
Alpine Immune Sciences*	10,400	131
Antares Pharma*	38,148	152
AVEO Pharmaceuticals*	9,500	55
Avid Bioservices*	6,800	78
BioCryst Pharmaceuticals*	10,573	79
Castle Biosciences*	1,860	125
Catalyst Pharmaceuticals*	16,500	55
Champions Oncology*	6,000	65
ChromaDex*	11,200	54
Computer Programs & Systems	1,674	45
Cross Country Healthcare*	7,000	62
Cue Biopharma*	4,800	60
CytomX Therapeutics*	7,200	47
Diagnostics*	3,700	34
Electromed*	7,432	73
Fulgent Genetics*	2,382	124
Harpoon Therapeutics*	5,651	94
ImmunoGen*	8,738	56
InfuSystem Holdings*	4,200	79
Invacare	5,871	53
Jounce Therapeutics*	4,770	33
Kindred Biosciences*	14,800	64
MEI Pharma*	27,950	74
Meridian Bioscience*	7,241	135
Pro-Dex*	3,240	100
Protagonist Therapeutics*	5,384	108
Rigel Pharmaceuticals*	17,892	63
Simulations Plus	1,545	111

Schedules of Investments

Microcap Fund (concluded)

Description	Shares	Value (000)

Medical Products & Services (continued)
Surmodics*	1,141	$50
Sutro Biopharma*	3,911	85
Syros Pharmaceuticals*	11,978	130
Triple-S Management, Cl B*	2,500	53
Vanda Pharmaceuticals*	6,525	86
Vericel*	5,330	165
Viemed Healthcare*	5,398	42
Total Medical Products & Services		2,929

Metals & Mining — 0.8%
SunCoke Energy	22,318	97
Total Metals & Mining		97

Paper & Paper Products — 0.8%
Verso	8,162	98
Total Paper & Paper Products		98

Personal Products — 0.5%
Lifevantage*	6,094	57
Total Personal Products		57

Petroleum & Fuel Products — 1.0%
Solaris Oilfield Infrastructure, Cl A	14,347	117
Total Petroleum & Fuel Products		117

Real Estate Investment Trust — 3.1%
Bluerock Residential Growth , Cl A	11,595	147
Plymouth Industrial	7,916	119
UMH Properties	6,851	101
Total Real Estate Investment Trust		367

Retail — 3.2%
Citi Trends	2,877	143
Lakeland Industries*	4,361	119
Sportsman’s Warehouse Holdings*	2,859	50
Titan Machinery*	3,303	64
Total Retail		376

Semi-Conductors & Instruments — 3.7%
NeoPhotonics*	10,935	99
PDF Solutions*	5,650	122
Photronics*	7,818	87
Ultra Clean Holdings*	4,245	132
Total Semi-Conductors & Instruments		440

Transportation Services — 1.6%
Shyft Group	4,129	117

Description	Shares	Value (000)

Transportation Services (continued)
USA Truck*	8,470	$76
Total Transportation Services		193
Total Common Stock (Cost $9,484 (000))		11,448

Cash Equivalent (A) — 2.7%
Goldman Sachs Financials Square Funds Government, Cl Institutional, 0.026%	318,483	318
Total Cash Equivalent (Cost $318 (000))		318
Total Investments — 100.2% (Cost $9,802 (000))		$11,766

Percentages are based on net assets of $11,739 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of December 31, 2020.

Cl — Class

As of December 31, 2020, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. GAAP.

For the period ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	December 31, 2020

Mississippi Tax-Free Income Fund

Description	Face Amount (000)	Value (000)

Municipal Bonds — 91.3%

Mississippi — 91.3%
Clinton, Public School District, GO
Callable 10/01/21 @ 100
2.750%, 10/01/28	$150	$152
Copiah County, GO
Callable 04/01/25 @ 100
3.500%, 04/01/32	390	415
Forrest County, GO
Callable 03/01/24 @ 100
4.000%, 03/01/27	385	427
Lauderdale County, GO
3.000%, 04/01/26	150	168
Lauderdale County, GO
Callable 11/01/25 @ 100
3.250%, 11/01/31	250	272
Callable 11/01/25 @ 100
3.000%, 11/01/30	100	108
Long Beach, School District, GO, BAM
4.000%, 03/01/27	275	330
Mississippi State, Development Bank, Brandon Public Improvement Project, RB
Callable 03/01/25 @ 100
3.000%, 03/01/30	155	166
Mississippi State, Development Bank, Clinton Public School District, RB
Callable 04/01/29 @ 100
4.000%, 04/01/37	100	118
Mississippi State, Development Bank, Flowood Refunding Project, RB, Pre-Refunded @ 100
4.125%, 11/01/21 (A)	200	207
Mississippi State, Development Bank, Gulf Coast Community College District, RB
Callable 12/01/26 @ 100
3.375%, 12/01/39	250	266
Mississippi State, Development Bank, Harrison County Coliseum Project, Ser A, RB
5.250%, 01/01/34	400	557
Mississippi State, Development Bank, Hinds County Project, RB
5.000%, 11/01/26	75	94
Mississippi State, Development Bank, Jackson Public School District Project, RB
Callable 04/01/23 @ 100
5.000%, 04/01/28	480	526
Mississippi State, Development Bank, Jones County Junior College Project, RB, BAM
Callable 05/01/26 @ 100

Description	Face Amount (000)	Value (000)

Mississippi — (continued)
3.500%, 05/01/35	$200	$218
Mississippi State, Development Bank, Marshall Country Industrial Development Authority, RB
Callable 01/01/25 @ 100
3.750%, 01/01/35	200	217
Mississippi State, Development Bank, Meridian Apartment Center Project, RB
5.000%, 03/01/25	360	415
Mississippi State, Development Bank, Pearl Capital Improvement Project, RB, AGM, Pre-Refunded @ 100
4.000%, 12/01/21 (A)	205	212
Mississippi State, Development Bank, Pearl River Community College Project, RB, AGM
Callable 09/01/22 @ 100
3.375%, 09/01/36	750	769
Mississippi State, Development Bank, Tax Increment Financing Project, RB
Callable 02/08/21 @ 100
4.500%, 05/01/24	120	120
Mississippi State, Development Bank, Water & Sewer Project, RB, AGM
Callable 03/01/22 @ 100
3.500%, 03/01/32	400	409
Mississippi State, Gaming Tax Revenue, Ser E, RB
5.000%, 10/15/25	500	590
Mississippi State, Ser D, GO
Callable 12/01/27 @ 100
3.000%, 12/01/37	500	553
Mississippi State, State Capital Improvement Project, Ser A, GO, Pre-Refunded @ 100
4.000%, 10/01/21 (A)	400	411
3.750%, 10/01/21 (A)	510	524
Mississippi State, University Educational Building, RB
Callable 08/01/27 @ 100
4.000%, 08/01/43	500	569
Ocean Springs, GO
4.000%, 12/01/29	250	311
Oktibbeha County, Ser A, GO, AGM
Callable 11/01/28 @ 100
4.000%, 11/01/29	270	329
Oxford, School District, GO
Callable 04/01/27 @ 100
3.000%, 04/01/31	300	329

Schedules of Investments

Mississippi Tax-Free Income Fund (concluded)

Description	Face Amount (000)	Value (000)

Mississippi — (continued)
Oxford, Ser B, GO
Callable 08/01/25 @ 100
3.125%, 08/01/33	$575	$617
Starkville, GO
4.000%, 06/01/27	400	482
University of Southern Mississippi, Facilities Refinancing Project, Ser A, RB
Callable 03/01/25 @ 100
3.250%, 03/01/33	425	454
Total Mississippi		11,335
Total Municipal Bonds (Cost $10,507 (000))		11,335

Cash Equivalent (B) — 8.0%
Goldman Sachs Financials Square Funds Government, Cl Institutional, 0.026%	997,386	997
Total Cash Equivalent (Cost $997 (000))		997
Total Investments — 99.3% (Cost $11,504 (000))		$12,332

Percentages are based on net assets of $12,415 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of December 31, 2020.

AGM — Assured Guaranty Municipal

BAM— Build America Mutual

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

The following is a list of the level of inputs used as of December 31, 2020, in valuing the Fund’s investments carried at value (000):

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Bonds	$—	$11,335	$—	$11,335
Cash Equivalent	997	—	—	997

Total Investments in Securities	$997	$11,335	$—	$12,332

Amounts designated as “—” are either $0 or have been rounded to $0.

For the period ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	December 31, 2020

Quantitative Long/Short Fund

Description	Shares	Value (000)

Common Stock — 77.0%

Aerospace & Defense — 1.3%
L3Harris Technologies (A)	2,600	$492
Lockheed Martin (A)	1,550	550
Total Aerospace & Defense		1,042

Automotive — 2.6%
BorgWarner	13,600	526
Ford Motor	33,500	294
Gentherm *	12,500	815
PACCAR	5,900	509
Total Automotive		2,144

Banks — 4.0%
Essent Group	10,200	441
JPMorgan Chase (A)	6,700	851
Morgan Stanley	8,400	576
PNC Financial Services Group (A)	6,700	998
S&P Global	1,300	427
Total Banks		3,293

Building & Construction — 1.2%
Simpson Manufacturing	6,100	570
Taylor Morrison Home, Cl A *	16,560	425
Total Building & Construction		995

Chemicals — 0.7%
Sherwin-Williams	725	533
Total Chemicals		533

Commercial Services — 1.9%
Tetra Tech	7,300	845
Waste Management (A)	5,900	696
Total Commercial Services		1,541

Computer Software — 5.8%
Adobe *(A)	1,400	700
ANSYS *	2,100	764
Atlassian, Cl A *	2,700	631
FactSet Research Systems	700	233
Intuit (A)	2,700	1,026
Mitek Systems *	46,800	832
Synopsys *	2,300	596
Total Computer Software		4,782

Description	Shares	Value (000)

Computers & Services — 6.6%
Apple (A)	7,275	$965
Cadence Design Systems *(A)	7,500	1,023
Microsoft (A)	4,100	912
PayPal Holdings *(A)	4,300	1,007
Visa, Cl A (A)	2,800	612
Zebra Technologies, Cl A *(A)	2,350	903
Total Computers & Services		5,422

Consumer Products — 1.1%
Deckers Outdoor *(A)	3,050	875
Total Consumer Products		875

Containers & Packaging — 1.3%
Crown Holdings *(A)	10,300	1,032
Total Containers & Packaging		1,032

Data Processing & Outsourced Services — 0.7%
Verisk Analytics, Cl A	2,600	540
Total Data Processing & Outsourced Services		540

Drugs — 2.1%
Bristol-Myers Squibb (A)	8,200	509
Horizon Therapeutics *(A)	6,350	464
Zoetis, Cl A (A)	4,400	728
Total Drugs		1,701

E-Commerce — 1.9%
Amazon.com *(A)	300	977
eBay	12,100	608
Total E-Commerce		1,585

Educational Services — 0.6%
Chegg *	5,800	524
Total Educational Services		524

Electronic Equipment, Instruments & Components — 1.0%
Akamai Technologies *(A)	7,700	808
Total Electronic Equipment, Instruments & Components		808

Entertainment & Gaming — 2.0%
Electronic Arts (A)	6,200	890
Take-Two Interactive Software *	3,500	728
Total Entertainment & Gaming		1,618

Schedules of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)

Financial Services — 0.7%
Moody’s	1,000	$290
MSCI, Cl A	700	313
Total Financial Services		603

Food, Beverage & Tobacco — 1.2%
Monster Beverage *	4,600	425
PepsiCo (A)	3,700	549
Total Food, Beverage & Tobacco		974

Household Products — 0.6%
Church & Dwight	5,750	502
Total Household Products		502

Hypermarkets & Super Centers — 0.9%
Costco Wholesale (A)	2,000	754
Total Hypermarkets & Super Centers		754

Industrials — 0.9%
Air Products and Chemicals (A)	2,550	696
Total Industrials		696

Information Technology — 0.9%
ServiceNow *	1,400	771
Total Information Technology		771

Insurance — 2.1%
Primerica (A)	6,300	844
Progressive (A)	9,000	890
Total Insurance		1,734

Insurance Brokers — 1.2%
Aon, Cl A	2,500	528
Marsh & McLennan	4,200	491
Total Insurance Brokers		1,019

Interactive Media & Servcies — 2.0%
Alphabet, Cl A *(A)	525	920
Charter Communications, Cl A *	1,125	744
Total Interactive Media & Servcies		1,664

Machinery — 3.5%
IDEX (A)	3,700	737
Illinois Tool Works (A)	3,400	693
SPX *(A)	14,900	813
Trane Technologies (A)	4,300	624
Total Machinery		2,867

Description	Shares	Value (000)

Manufacturing — 2.8%
Generac Holdings *(A)	4,500	$1,023
Hubbell, Cl B (A)	4,900	768
McCormick (A)	5,600	535
Total Manufacturing		2,326

Medical Products & Services — 8.3%
AbbVie (A)	8,500	911
Amgen (A)	2,900	667
Cerner	10,900	855
CVS Health	7,300	499
Edwards Lifesciences *	7,800	712
Emergent Biosolutions *(A)	8,100	726
Regeneron Pharmaceuticals *(A)	1,275	616
Thermo Fisher Scientific	1,300	605
Veeva Systems, Cl A *	2,900	790
Vertex Pharmaceuticals *	1,900	449
Total Medical Products & Services		6,830

Metals & Mining — 0.8%
Commercial Metals (A)	31,200	641
Total Metals & Mining		641

Petroleum Refining — 1.8%
Marathon Petroleum	12,600	521
Renewable Energy Group *	13,650	967
Total Petroleum Refining		1,488

Pharmaceuticals — 1.9%
Eli Lilly (A)	5,500	929
Merck (A)	8,100	662
Total Pharmaceuticals		1,591

Real Estate Investment Trust — 0.6%
Equinix (A)	300	214
Public Storage	1,100	254
Total Real Estate Investment Trust		468

Retail — 2.5%
Dollar General	2,300	484
Home Depot (A)	3,125	830
Lowe’s (A)	2,400	385
YETI Holdings *	5,200	356
Total Retail		2,055

Schedules of Investments	December 31, 2020

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)

Semi-Conductors & Instruments — 5.9%
Advanced Micro Devices *(A)	7,500	$688
Applied Materials	6,600	570
Broadcom (A)	1,600	701
Ceva *	12,700	578
Intel	8,200	409
KLA (A)	3,250	841
Lam Research (A)	2,200	1,039
Total Semi-Conductors & Instruments		4,826

Telecommunication Services — 0.6%
Facebook, Cl A *(A)	1,875	512
Total Telecommunication Services		512

Telephones & Telecommunication — 0.6%
AT&T (A)	17,500	503
Total Telephones & Telecommunication		503

Transportation Services — 0.8%
Federal Signal (A)	19,900	660
Total Transportation Services		660

Utilities — 1.0%
Ametek (A)	6,800	823
Total Utilities		823

Waste Management Services — 0.6%
Archer-Daniels-Midland	10,000	504
Total Waste Management Services		504
Total Common Stock (Cost $44,109 (000))		63,246

Cash Equivalent (B) — 23.7%
Federated Government Obligations Fund, Cl I, 0.030%	19,484,101	19,484
Total Cash Equivalent (Cost $19,484 (000))		19,484
Total Investments — 100.7% (Cost $63,593 (000))		$82,730

Percentages are based on net assets of $82,180 (000).

Description	Shares	Value (000)

Common Stock — (14.5)%
Aerospace & Defense — (0.8)%
Huntington Ingalls Industries	(1,890)	$(322)
Vectrus*	(6,910)	(344)
Total Aerospace & Defense		(666)

Banks — (0.8)%
Bank of New York Mellon	(8,290)	(352)
Washington Federal	(13,020)	(335)
Total Banks		(687)

Commercial Services — (0.4)%
Brink’s	(4,690)	(338)
Total Commercial Services		(338)

Computer Software — (0.4)%
Citrix Systems	(2,620)	(341)
Total Computer Software		(341)

Data Processing & Outsourced Services — (0.8)%
Franklin Covey*	(13,890)	(309)
FTI Consulting*	(3,010)	(336)
Total Data Processing & Outsourced Services		(645)

Drugs — (0.8)%
Prestige Consumer Healthcare*	(9,180)	(320)
Relmada Therapeutics*	(9,430)	(303)
Total Drugs		(623)

Electrical Utilities — (0.8)%
Evergy	(6,070)	(337)
NorthWestern	(5,830)	(340)
Total Electrical Utilities		(677)

Gas & Natural Gas — (0.4)%
Atmos Energy	(3,280)	(313)
Total Gas & Natural Gas		(313)

Household Products — (0.4)%
Kimberly-Clark	(2,450)	(330)
Total Household Products		(330)

Information Technology — (0.8)%
Gartner*	(2,110)	(338)
Hackett Group	(23,490)	(338)
Total Information Technology		(676)

Schedules of Investments

Quantitative Long/Short Fund (concluded)

Description	Shares	Value (000)

Insurance — (0.4)%
United Fire Group	(12,820)	$(322)
Total Insurance		(322)

Insurance Brokers — (0.4)%
eHealth*	(4,590)	(324)
Total Insurance Brokers		(324)

Manufacturing — (0.4)%
Kellogg	(5,440)	(339)
Total Manufacturing		(339)

Medical Products & Services — (2.9)%
Atrion	(530)	(340)
Baxter International	(4,190)	(336)
Boston Scientific*	(9,610)	(345)
Hill-Rom Holdings	(3,400)	(333)
Karyopharm Therapeutics*	(22,290)	(345)
Misonix*	(27,400)	(343)
Zynex*	(25,230)	(340)
Total Medical Products & Services		(2,382)

Petroleum & Fuel Products — (0.4)%
Concho Resources	(5,350)	(312)
Total Petroleum & Fuel Products		(312)

Printing & Publishing — (0.8)%
Brady, Cl A	(6,880)	(363)
Cimpress*	(3,600)	(316)
Total Printing & Publishing		(679)

Real Estate Investment Trust — (2.4)%
American Assets Trust	(11,220)	(324)
American Tower	(1,520)	(341)
Equity Residential	(5,620)	(333)
Hudson Pacific Properties	(12,910)	(310)
Mack-Cali Realty	(24,520)	(306)
Realty Income	(5,400)	(336)
Total Real Estate Investment Trust		(1,950)

Water Utilities — (0.4)%
California Water Service Group	(6,210)	(335)
Total Water Utilities		(335)
Total Common Stock (Proceeds $(11,526))		(11,939)
Total Securities Sold Short — (14.5)% (Proceeds $(11,526))		$(11,939)

Percentages are based on net assets of $82,180 (000).

*	Non-income producing security.
(A)	All or a portion of this security has been held in a segregated account as collateral for securities sold short.
(B)	The rate reported is the 7-day effective yield as of December 31, 2020.

Cl — Class

As of December 31, 2020, all of the Fund’s investments are Level 1 of the fair value hierarchy, in accordance with the authoritative guidance under U.S. G.A.A.P.

For the period ended December 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1)	As of December 31, 2020

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund
Assets:
Investments in securities at value (Cost $70,344, $28,580 and $152,174, respectively)	$131,853	$31,617	$223,915
Cash	—	—	16
Accrued income	102	244	266
Receivable for capital shares sold	47	68	16
Tax Reclaim receivable	—	—	835
Prepaid expenses	19	17	26

Total Assets	132,021	31,946	225,074

Liabilities:
Payable for capital shares redeemed	366	22	46
Shareholder servicing fees payable	97	18	10
Payable for distribution fees	92	—	—
Payable due to Adviser	66	8	149
Payable due to Administrator	10	3	17
Payable due to Custodian	10	74	37
Payable due to Transfer Agent	10	5	10
Payable due to Trustees	8	2	14
Chief Compliance Officer fees payable	2	1	3
Payable for Professional Fees	41	11	68
Payable for Printing Expense	39	10	66
Other accrued expenses	18	9	31

Total Liabilities	759	163	451

Net Assets	$131,262	$31,783	$224,623

Net Assets:
Paid-in-Capital	$68,142	$40,601	$154,672
Total Distributable Earnings/(Loss)	63,120	(8,818)	69,951

Net Assets	$131,262	$31,783	$224,623

Institutional Class Shares:
Net Assets	$61,239	$29,274	$220,444
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,687,375	2,267,192	8,613,404
Net Asset Value, Offering and Redemption Price Per Share	$36.29	$12.91	$25.59

Investor Class Shares:
Net Assets	$59,060	$2,509	$4,179
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,639,100	194,799	162,808
Net Asset Value, Offering and Redemption Price Per Share	$36.03	$12.88	$25.67

Class D Shares:
Net Assets	$10,963	n/a	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	329,143	n/a	n/a
Net Asset Value, Offering and Redemption Price Per Share	$33.31	n/a	n/a

“n/a” designates that the Fund does not offer this class.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (concluded)

	Dynamic Asset Allocation Fund		International Small Cap Fund		Louisiana Tax-Free Income Fund
Assets:
Investments in securities at value (Cost $15,500, $18,124 and $5,927, respectively)	$17,745		$22,591		$6,290
Foreign currency (Cost $–, $8 and $–, respectively)	—		9		—
Receivable for capital shares sold	9		—		—
Accrued income	4		26		60
Tax Reclaim receivable	—		81		—
Receivable due from Investment Adviser	—		—		2
Prepaid expenses	4		4		3

Total Assets	17,762		22,711		6,355

Liabilities:
Payable for capital shares redeemed	—		1		—
Payable due to Adviser	10		9		—
Payable due to Transfer Agent	5		5		4
Shareholder servicing fees payable	1		—		6
Payable due to Administrator	1		2		—
Chief Compliance Officer fees payable	—		—		—
Payable due to Trustees	1		1		—
Payable for Professional Fees	6		7		2
Payable for Printing Expense	5		7		2
Payable for Pricing Expense	—		—		1
Other accrued expenses	4		4		3

Total Liabilities	33		36		18

Net Assets	$17,729		$22,675		$6,337

Net Assets:
Paid-in-Capital	$16,056		$20,258		$6,172
Total Distributable Earnings	1,673		2,417		165

Net Assets	$17,729		$22,675		$6,337

Institutional Class Shares:
Net Assets	$17,425		$22,481		$4,759
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,009,483		1,273,984		271,932
Net Asset Value, Offering and Redemption Price Per Share	$17.26		$17.65		$17.50

Investor Class Shares:
Net Assets	$304		$194		$1,578
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	17,571		11,002		90,176
Net Asset Value, Offering and Redemption Price Per Share	$17.27	*	$17.68	*	$17.50

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated Net Asset Value because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

As of December 31, 2020

	Microcap Fund		Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund
Assets:
Investments in securities at value (Cost $9,802, $11,504, and $63,593, respectively)	$11,766		$12,332	$82,730
Deposits held at Prime Broker	—		—	11,519
Receivable for capital shares sold	2		—	2
Tax reclaim receivable	—		—	1
Accrued income	7		106	15
Prepaid expenses	4		3	18

Total Assets	11,779		12,441	94,285

Liabilities:
Payable for Securities sold short (Proceeds $11,526)	—		—	11,939
Payable for capital shares redeemed	19		—	6
Shareholder servicing fees payable	—		10	12
Payable due to Adviser	5		—	57
Payable due to Transfer Agent	4		4	—
Payable due to Administrator	1		1	7
Payable due to Trustees	1		1	6
Chief Compliance Officer fees payable	—		—	1
Payable for Professional Fees	4		4	28
Payable for Printing Expense	3		4	27
Payable for Pricing Expense	—		1	—
Other accrued expenses	3		1	22

Total Liabilities	40		26	12,105

Net Assets	$11,739		$12,415	$82,180

Net Assets:
Paid-in-Capital	$13,707		$12,080	$71,796
Total Distributable Earnings/(Loss)	(1,968)		335	10,384

Net Assets	$11,739		$12,415	$82,180

Institutional Class Shares:
Net Assets	$11,436		$10,364	$79,415
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	788,511		606,151	4,451,826
Net Asset Value, Offering and Redemption Price Per Share	$14.50		$17.10	$17.84

Investor Class Shares:
Net Assets	$303		$2,051	$2,765
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	21,063		119,810	158,319
Net Asset Value, Offering and Redemption Price Per Share	$14.38	*	$17.12	$17.47	*

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated Net Asset Value because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000)

	Burkenroad Small Cap Fund		Diversified Income Fund
	Period ended December 31, 2020(1)	Year ended January 31, 2020	Period ended December 31, 2020(1)	Year ended January 31, 2020
Investment Income:
Dividend income	$1,590	$4,239	$742	$945
Interest income	—	—	728	1,035
Less: Foreign taxes withheld	—	—	(1)	(1)

Total Investment Income	1,590	4,239	1,469	1,979

Expenses:
Investment advisory fees	966	2,578	214	290
Administration fees	113	264	29	37
Shareholder servicing fees — Investor Class Shares	107	298	6	9
Shareholder servicing fees — Class C Shares	n/a	n/a	—	—
Shareholder servicing fees — Class D	23	47	n/a	n/a
Distribution fees — Investor Class Shares	n/a	n/a	—	—
Distribution fees — Class D Shares	23	47	n/a	n/a
Transfer agent fees	54	89	27	35
Custodian fees	36	90	9	13
Trustees’ fees	36	46	9	6
Chief Compliance Officer fees	6	10	3	2
Registration fees	50	67	29	32
Professional fees	93	158	31	24
Printing fees	57	56	14	—
Insurance and other expenses	43	52	21	27

Total Expenses	1,607	3,802	392	475

Less: Investment advisory fees waived	(247)	(230)	(112)	(93)

Total Net Expenses	1,360	3,572	280	382

Net Investment Income	230	667	1,189	1,597

Net realized gain (loss) from security transactions	(4,307)	50,842	(2,015)	(340)
Net change in unrealized appreciation (depreciation) on investments	5,127	(46,973)	1,196	2,155

Net Realized and Unrealized Gain (Loss) on Investments	820	3,869	(819)	1,815

Net Increase in Net Assets Resulting from Operations	$1,050	$4,536	$370	$3,412

(1)	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements).
“n/a”	designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the period ended December 31, 2020 and the year ended January 31, 2020

	Diversified International Fund		Dynamic Asset Allocation Fund
	Period ended December 31, 2020(1)	Year ended January 31, 2020	Period ended December 31, 2020(1)	Year ended January 31, 2020
Investment Income:
Dividend income	$3,906	$6,671	$305	$419
Less: Foreign taxes withheld	(746)	(597)	—	—

Total Investment Income	3,160	6,074	305	419

Expenses:
Investment advisory fees	1,413	1,951	101	99
Administration fees	163	203	14	12
Shareholder servicing fees — Investor Class Shares	5	8	1	2
Shareholder servicing fees — Class C Shares	—	—	—	—
Shareholder servicing fees — Class D Shares	n/a	n/a	n/a	n/a
Distribution fees — Investor Class Shares	—	—	—	1
Distribution fees — Class D Shares	n/a	n/a	n/a	n/a
Transfer agent fees	53	68	25	30
Custodian fees	282	364	4	4
Trustees’ fees	53	36	4	3
Chief Compliance Officer fees	9	9	2	1
Registration fees	37	47	7	6
Professional fees	168	147	15	9
Printing fees	82	37	7	—
Insurance and other expenses	66	51	8	10

Total Expenses	2,331	2,921	188	177

Net recovery of investment advisory fees previously waived	—	—	—	23

Total Net Expenses	2,331	2,921	188	200

Net Investment Income	829	3,153	117	219

Net realized gain (loss) from security transactions	9,034	8,132	214	13
Net realized gain (loss) from foreign currency transactions	(152)	(119)	—	—
Net change in unrealized appreciation (depreciation) on investments	14,526	3,943	1,147	836
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	95	(20)	—	—

Net Realized and Unrealized Gain on Investments	23,503	11,936	1,361	849

Net Increase in Net Assets Resulting from Operations	$24,332	$15,089	$1,478	$1,068

(1)	For the period February 1, 2020 to Decemeber 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements).

“n/a” designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (continued)

	International Small Cap Fund		Louisiana Tax-Free Income Fund
	Period ended December 31, 2020(1)	Year ended January 31, 2020	Period ended December 31, 2020(1)	Year ended January 31, 2020
Investment Income:
Dividend income	$402	$562	$—	$—
Interest income	—	—	177	193
Less: Foreign taxes withheld	(52)	(63)	—	—

Total Investment Income	350	499	177	193

Expenses:
Investment advisory fees	114	131	35	39
Administration fees	13	13	5	6
Shareholder servicing fees — Investor Class Shares	—	1	2	4
Custodian fees	4	4	2	2
Transfer agent fees	25	31	23	29
Trustees’ fees	4	2	2	1
Chief Compliance Officer fees	2	1	1	1
Professional fees	16	9	6	4
Printing fees	9	3	3	2
Registration fees	7	5	7	7
Insurance and other expenses	15	12	8	8

Total Net Expenses	209	212	94	103

Less: Investment advisory fees waived	(31)	(16)	(35)	(39)
Less: Reimbursement from Adviser	—	—	(14)	(11)

Total Net Expenses	178	196	45	53

Net Investment Income	172	303	132	140

Net realized gain (loss) from security transactions	215	(538)	11	29
Net realized gain (loss) from foreign currency transactions	(41)	(34)	—	—
Net change in unrealized appreciation (depreciation) on investments	2,995	1,474	10	265
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	8	(2)	—	—

Net Realized and Unrealized Gain on Investments	3,177	900	21	294

Net Increase in Net Assets Resulting from Operations	$3,349	$1,203	$153	$434

(1)	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements).

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the period ended December 31, 2020 and the year ended January 31, 2020

	Microcap Fund		Mississippi Tax-Free Income Fund
	Period ended December 31, 2020(1)	Year ended January 31, 2020	Period ended December 31, 2020(1)	Year ended January 31, 2020
Investment Income:
Dividend income	$147	$267	$—	$—
Interest income	—	—	318	385

Total Investment Income	147	267	318	385

Expenses:
Investment advisory fees	76	126	66	75
Administration fees	9	13	10	11
Shareholder servicing fees — Investor Class Shares	1	1	2	3
Custodian fees	3	4	3	4
Transfer agent fees	24	31	24	30
Trustees’ fees	3	2	3	2
Chief Compliance Officer fees	2	1	2	1
Professional fees	9	9	12	7
Printing fees	5	—	5	2
Registration fees	9	7	8	8
Insurance and other expenses	7	10	10	10

Total Net Expenses	148	204	145	153

Less: Investment advisory fees waived	(23)	(4)	(61)	(57)

Total Net Expenses	125	200	84	96

Net Investment Income	22	67	234	289

Net realized gain (loss) from security transactions	(2,679)	(835)	(2)	86
Net change in unrealized appreciation (depreciation) on investments	1,831	448	94	585

Net Realized and Unrealized Gain (Loss) on Investments	(848)	(387)	92	671

Net Increase (Decrease) in Net Assets Resulting from Operations	$(826)	$(320)	$326	$960

(1)	For the period February 1, 2020 to Decemeber 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements).

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (concluded)

	Quantitative Long/Short Fund
	Period ended December 31, 2020(1)	Year ended January 31, 2020
Investment Income:
Dividend income	$955	$2,644

Total Investment Income	955	2,644

Expenses:
Investment advisory fees	701	1,114
Administration fees	82	123
Shareholder servicing fees — Investor Class Shares	13	33
Transfer agent fees	37	52
Custodian fees	12	13
Trustees’ fees	27	22
Chief Compliance Officer fees	5	6
Interest expense on securities sold short	41	137
Dividend expense on securities sold short	114	94
Registration fees	36	46
Professional fees	78	77
Printing fees	37	25
Insurance and other expenses	32	32

Total Expenses	1,215	1,774

Net Investment Income (Loss)	(260)	870

Net realized gain (loss) from security transactions	(4,530)	1,741
Net realized gain (loss) on securities sold short	(4,186)	(1,305)
Net change in unrealized appreciation (depreciation) on investments	3,611	5,991
Net change in unrealized appreciation (depreciation) on securities sold short	(532)	250

Net Realized and Unrealized Gain (Loss) on Investments	(5,637)	6,677

Net Decrease in Net Assets Resulting from Operations	$(5,897)	$7,547

(1)	For the period February 1, 2020 to Decemeber 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)	For the period ended December 31, 2020 and the years ended January 31,

	Burkenroad Small Cap Fund			Diversified Income Fund			Diversified International Fund
	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019
Investment Activities:
Net investment income (loss)	$230	$667	$4,158	$1,189	$1,597	$2,151	$829	$3,153	$3,048
Net realized gain (loss) from security transactions and foreign currency transactions	(4,307)	50,842	87,102	(2,015)	(340)	(530)	8,882	8,013	2,495
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,127	(46,973)	(136,258)	1,196	2,155	(2,147)	14,621	3,923	(42,317)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,050	4,536	(44,998)	370	3,412	(526)	24,332	15,089	(36,774)

Distributions:
Net investment income:
Institutional Class Shares	(4,725)	(29,822)	(42,716)	(1,395)	(1,546)	(1,134)	(9,636)	(5,180)	(2,564)
Investor Class Shares	(4,493)	(30,168)	(54,296)	(106)	(129)	(103)	(179)	(107)	(50)
Class C Shares(2)	n/a	n/a	n/a	n/a	(2)	(7)	—	—	—
Class D Shares	(880)	(4,746)	(5,779)	n/a	n/a	n/a	n/a	n/a	n/a
Return of capital:
Institutional Class Shares	—	—	—	(59)	—	(368)	—	—	—
Investor Class Shares	—	—	—	(5)	—	(36)	—	—	—
Class C Shares(2)	n/a	n/a	n/a	n/a	—	(3)	—	—	—
Class D Shares	—	—	—	n/a	n/a	n/a	n/a	n/a	n/a

Total Distributions	(10,098)	(64,736)	(102,791)	(1,565)	(1,677)	(1,651)	(9,815)	(5,287)	(2,614)

Capital Share Transactions(3):
Institutional Class Shares:
Shares issued	9,143	36,910	90,579	4,725	7,112	7,687	18,332	24,541	14,267
Shares reinvested	4,650	28,900	38,690	1,449	1,383	378	8,060	3,477	1,519
Shares redeemed	(47,881)	(98,322)	(132,360)	(11,648)	(12,810)	(14,175)	(41,942)	(36,409)	(27,417)

Net Institutional Class Shares Transactions	(34,088)	(32,512)	(3,091)	(5,474)	(4,315)	(6,110)	(15,550)	(8,391)	(11,631)

Investor Class Shares:
Shares issued	3,005	13,330	38,743	51	567	1,060	411	806	376
Shares reinvested	4,128	27,456	48,495	70	84	98	160	96	45
Shares redeemed	(39,453)	(116,761)	(250,610)	(262)	(1,701)	(2,484)	(1,382)	(1,859)	(1,760)

Net Investor Class Shares Transactions	(32,320)	(75,975)	(163,372)	(141)	(1,050)	(1,326)	(811)	(957)	(1,339)

Class C Shares(2):
Shares issued	n/a	n/a	n/a	n/a	—	—	—	28	3
Shares reinvested	n/a	n/a	n/a	n/a	1	8	—	—	—
Shares redeemed	n/a	n/a	n/a	n/a	(468)	(180)	—	(84)	(23)

Net Class C Shares Transactions	n/a	n/a	n/a	n/a	(467)	(172)	—	(56)	(20)

Class D Shares:
Shares issued	184	926	2,696	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	858	4,577	5,536	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(4,285)	(7,602)	(9,296)	n/a	n/a	n/a	n/a	n/a	n/a

Net Class D Shares Transactions	(3,243)	(2,099)	(1,064)	n/a	n/a	n/a	n/a	n/a	n/a

Total Net Increase (Decrease) in Net Assets from Capital Share Transactions	(69,651)	(110,586)	(167,527)	(5,615)	(5,832)	(7,608)	(16,361)	(9,404)	(12,990)

Total Net Increase (Decrease) in Net Assets	(78,699)	(170,786)	(315,316)	(6,810)	(4,097)	(9,785)	(1,844)	398	(52,378)

Net Assets:
Beginning of period/year	209,961	380,747	696,063	38,593	42,690	52,475	226,467	226,069	278,447

End of period/year	$131,262	$209,961	$380,747	$31,783	$38,593	$42,690	$224,623	$226,467	$226,069

“n/a” designates that the Fund does not offer this class.

(1)	For the period February 1, 2020 to Decemeber 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements).
(2)

On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019. The performance and financial history shown of the class is solely that of the Fund’s Investor Class Shares.

(3)	For shares issued, reinvested and redeemed, see Note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) (concluded)

	Dynamic Asset Allocation Fund			International Small Cap Fund			Louisiana Tax-Free Income Fund
	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019
Investment Activities:
Net investment income (loss)	$117	$219	$183	$172	$303	$333	$132	$140	$169
Net realized gain (loss) from security transactions, realized gain distributions from investment company shares and foreign currency transactions	214	13	(594)	174	(572)	(971)	11	29	29
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,147	836	(309)	3,003	1,472	(3,590)	10	265	(58)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,478	1,068	(720)	3,349	1,203	(4,228)	153	434	140

Distributions:
Institutional Class Shares	(56)	(254)	(182)	(153)	(466)	(477)	(100)	(107)	(106)
Investor Class Shares	—	(9)	(11)	(1)	(6)	(11)	(31)	(55)	(63)
Class C Shares(2)	n/a	—	(3)	n/a	—	—	n/a	—	—

Total Distributions	(56)	(263)	(196)	(154)	(472)	(488)	(131)	(162)	(169)

Capital Share Transactions(3):
Institutional Class Shares:
Shares issued	4,182	6,165	7,867	8,114	4,593	7,314	349	1,271	693
Shares reinvested	57	254	52	153	466	271	100	93	16
Shares redeemed	(3,432)	(1,886)	(2,622)	(2,516)	(6,916)	(6,153)	(678)	(531)	(505)

Net Institutional Class Shares Transactions	807	4,533	5,297	5,751	(1,857)	1,432	(229)	833	204

Investor Class Shares:
Shares issued	15	317	270	145	32	80	48	149	107
Shares reinvested	—	9	10	1	6	11	21	43	51
Shares redeemed	(92)	(708)	(79)	(18)	(404)	(109)	(76)	(1,062)	(676)

Net Investor Class Shares Transactions	(77)	(382)	201	128	(366)	(18)	(7)	(870)	(518)

Class C Shares(2):
Shares issued	n/a	7	26	n/a	—	—	n/a	—	—
Shares reinvested	n/a	—	1	n/a	—	—	n/a	—	—
Shares redeemed	n/a	(333)	(9)	n/a	—	—	n/a	(18)	—

Net Class C Shares Transactions	n/a	(326)	18	n/a	—	—	n/a	(18)	—

Total Net Increase (Decrease) in Net Assets from Capital Share Transactions	730	3,825	5,516	5,879	(2,223)	1,414	(236)	(55)	(314)

Total Net Increase (Decrease) in Net Assets	2,152	4,630	4,600	9,074	(1,492)	(3,302)	(214)	217	(343)

Net Assets:
Beginning of period/year	15,577	10,947	6,347	13,601	15,093	18,395	6,551	6,334	6,677

End of period/year	$17,729	$15,577	$10,947	$22,675	$13,601	$15,093	$6,337	$6,551	$6,334

(1)	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements).
(2)

On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019. The performance and financial history shown of the class is solely that of the Fund’s Investor Class Shares.

(3)	For shares issued, reinvested and redeemed, see Note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the period ended December 31, 2020 and the years ended January 31,

	Microcap Fund			Mississippi Tax-Free Income Fund			Quantitative Long/ Short Fund
	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019
Investment Activities:
Net investment income (loss)	$22	$67	$(93)	$234	$289	$348	$(260)	$870	$893
Net realized gain (loss) from investments (including securities sold short)	(2,679)	(835)	(150)	(2)	86	54	(8,716)	436	6,895
Net change in unrealized appreciation (depreciation) on investments (including securities sold short)	1,831	448	(2,570)	94	585	(163)	3,079	6,241	(16,026)

Net Increase (Decrease) in Net Assets Resulting from Operations	(826)	(320)	(2,813)	326	960	239	(5,897)	7,547	(8,238)

Distributions:
Institutional Class Shares	—	(70)	(409)	(196)	(213)	(234)	(373)	(915)	(8,595)
Investor Class Shares	—	(2)	(17)	(38)	(76)	(111)	—	(67)	(1,118)
Class C Shares(2)	n/a	—	(1)	—	—	(1)	n/a	—	(182)

Total Distributions	—	(72)	(427)	(234)	(289)	(346)	(373)	(982)	(9,895)

Capital Share Transactions(3):
Institutional Class Shares:
Shares issued	4,001	6,574	5,950	799	1,857	714	6,932	29,887	29,913
Shares reinvested	—	70	396	196	178	4	366	783	7,306
Shares redeemed	(4,491)	(6,710)	(4,251)	(1,004)	(1,076)	(637)	(42,981)	(30,343)	(48,774)

Net Institutional Class Shares Transactions	(490)	(66)	2,095	(9)	959	81	(35,683)	327	(11,555)

Investor Class Shares:
Shares issued	100	338	66	111	216	226	350	4,273	7,677
Shares reinvested	—	2	17	23	62	92	—	64	1,067
Shares redeemed	(179)	(478)	(110)	(124)	(2,207)	(2,245)	(9,534)	(7,155)	(11,863)

Net Investor Class Shares Transactions	(79)	(138)	(27)	10	(1,929)	(1,927)	(9,184)	(2,818)	(3,119)

Class C Shares(2):
Shares issued	n/a	—	3	n/a	1	—	n/a	—	174
Shares reinvested	n/a	—	1	n/a	—	1	n/a	—	173
Shares redeemed	n/a	(43)	(6)	n/a	(33)	—	n/a	(2,500)	(1,051)

Net Class C Shares Transactions	n/a	(43)	(2)	n/a	(32)	1	n/a	(2,500)	(704)

Total Net Increase (Decrease) in Net Assets from Capital Share Transactions	(569)	(247)	2,066	1	(1,002)	(1,845)	(44,867)	(4,991)	(15,378)

Total Net Increase (Decrease) in Net Assets	(1,395)	(639)	(1,174)	93	(331)	(1,952)	(51,137)	1,574	(33,511)

Net Assets:
Beginning of period/year	13,134	13,773	14,947	12,322	12,653	14,605	133,317	131,743	165,254

End of period/year	$11,739	$13,134	$13,773	$12,415	$12,322	$12,653	$82,180	$133,317	$131,743

(1)	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements).
(2)

On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019. The performance and financial history shown of the class is solely that of the Fund’s Investor Class Shares.

(3)	For shares issued, reinvested and redeemed, see Note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Burkenroad Small Cap Fund
INSTITUTIONAL CLASS SHARES
2020*	$34.97	$0.09		$4.20	$4.29	$(0.14)	$(2.83)	$(2.97)	$36.29
2020	47.24	0.17		0.95	1.12	—	(13.39)	(13.39)	34.97
2019	69.46	0.59		(8.01)	(7.42)	(0.65)	(14.15)	(14.80)	47.24
2018	65.95	0.08		8.94	9.02	—	(5.51)	(5.51)	69.46
2017**	57.19	0.09		8.67	8.76	—	—	—	65.95
INVESTOR CLASS SHARES^
2020*	$34.73	$0.03		$4.17	$4.20	$(0.07)	$(2.83)	$(2.90)	$36.03
2020	47.10	0.06		0.96	1.02	—	(13.39)	(13.39)	34.73
2019	69.21	0.40	(2)	(7.87)	(7.47)	(0.49)	(14.15)	(14.64)	47.10
2018	65.83	(0.03	)(2)	8.92	8.89	—	(5.51)	(5.51)	69.21
2017	51.65	(0.02)		14.20	14.18	—	—	—	65.83
2016	54.22	0.00		(2.15)	(2.15)	—	(0.42)	(0.42)	51.65
CLASS D SHARES
2020*	$32.38	$(0.05)		$3.87	$3.82	$(0.06)	$(2.83)	$(2.89)	$33.31
2020	44.91	(0.05)		0.91	0.86	—	(13.39)	(13.39)	32.38
2019	66.64	0.66		(7.72)	(7.06)	(0.52)	(14.15)	(14.67)	44.91
2018	63.69	(0.16)		8.62	8.46	—	(5.51)	(5.51)	66.64
2017	50.10	(0.16)		13.75	13.59	—	—	—	63.69
2016	52.74	(0.14)		(2.08)	(2.22)	—	(0.42)	(0.42)	50.10

(1)	Portfolio turnover is for the Fund for the fiscal year.
(2)	For the years ended January 31, the amounts include a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES
2019	$0.04	0.06%	0.06%
2018	$0.03	0.04%	0.05%
CLASS D SHARES
2019	$0.31	0.43%	0.46%

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
*

For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements). Ratios for the period have been annualized.

**	Commenced operations on May 31, 2016. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and has not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2020

Total Return††		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate††

12.34%		$61,239	1.00%	1.21%	0.33%		31%
1.23		100,412	1.06	1.14	0.37		29
(7.97)		161,260	1.15	1.17	0.88		31
13.79		228,272	1.15	1.17	0.12		50
15.32		150,676	1.14	1.14	0.22		38 (1)

12.14%		$59,060	1.20%	1.40%	0.11%		31%
1.02		94,590	1.26	1.34	0.14		29
(8.10	)(2)	197,852	1.35	1.37	0.61	(2)	31
13.61	(2)	437,070	1.35	1.37	(0.04	)(2)	50
27.45		582,849	1.39	1.39	(0.03)		38
(4.01)		629,950	1.37	1.37	0.01		39

11.87%		$10,963	1.50%	1.71%	(0.19)%		31%
0.69		14,959	1.56	1.64	(0.11)		29
(7.79	)(2)	21,635	1.40	1.42	1.04	(2)	31
13.40		30,721	1.52	1.53	(0.25)		50
27.13		46,867	1.64	1.64	(0.28)		38
(4.25)		55,168	1.62	1.62	(0.26)		39

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Diversified Income Fund
INSTITUTIONAL CLASS SHARES
2020*	$13.24	$0.43	$(0.18)	$0.25	$(0.56)	$(0.02)	$—	$(0.58)	$12.91
2020	12.68	0.51	0.59	1.10	(0.54)	—	—	(0.54)	13.24
2019	13.21	0.57	(0.66)	(0.09)	(0.33)	(0.11)	—	(0.44)	12.68
2018	13.37	0.49	(0.01)	0.48	(0.51)	(0.13)	—	(0.64)	13.21
2017	12.56	0.51	0.92	1.43	(0.47)	(0.15)	—	(0.62)	13.37
2016	14.79	0.64	(2.05)	(1.41)	(0.73)	(0.09)	—	(0.82)	12.56
INVESTOR CLASS SHARES^#
2020*	$13.21	$0.40	$(0.17)	$0.23	$(0.54)	$(0.02)	$—	$(0.56)	$12.88
2020	12.65	0.42	0.65	1.07	(0.51)	—	—	(0.51)	13.21
2019	13.19	0.53	(0.65)	(0.12)	(0.31)	(0.11)	—	(0.42)	12.65
2018	13.35	0.45	(0.01)	0.44	(0.47)	(0.13)	—	(0.60)	13.19
2017	12.54	0.46	0.93	1.39	(0.42)	(0.16)	—	(0.58)	13.35
2016	14.78	0.60	(2.04)	(1.44)	(0.72)	(0.08)	—	(0.80)	12.54

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
*

For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements). Ratios for the period have been annualized.

†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2020

Total Return††	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate††

2.30%	$29,274	0.90%	1.27%	3.91%	60%
8.78	35,854	0.90	1.12	3.87	66
(0.62)	38,593	0.90	1.08	4.43	69
3.64	46,668	0.90	1.07	3.64	59
11.56	48,405	0.90	1.04	3.84	83
(9.90)	40,448	0.90	1.00	4.56	77

2.08%	$2,509	1.15%	1.52%	3.64%	60%
8.54	2,739	1.15	1.37	3.19	66
(0.89)	3,846	1.15	1.33	4.13	69
3.38	5,367	1.15	1.32	3.38	59
11.29	6,514	1.15	1.28	3.50	83
(10.11)	8,557	1.15	1.25	4.28	77

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Diversified International Fund
INSTITUTIONAL CLASS SHARES
2020*	$23.51	$0.09		$3.16	$3.25	$(0.06)	$(1.11)	$(1.17)	$25.59
2020	22.56	0.32		1.19	1.51	(0.37)	(0.19)	(0.56)	23.51
2019	26.41	0.30		(3.88)	(3.58)	(0.27)	—	(0.27)	22.56
2018	20.61	0.23		5.81	6.04	(0.24)	—	(0.24)	26.41
2017	17.57	0.22		3.05	3.27	(0.23)	—	(0.23)	20.61
2016	21.02	0.23		(3.42)	(3.19)	(0.26)	—	(0.26)	17.57
INVESTOR CLASS SHARES^#
2020*	$23.58	$0.07		$3.15	$3.22	$(0.02)	$(1.11)	$(1.13)	$25.67
2020	22.63	0.28		1.19	1.47	(0.33)	(0.19)	(0.52)	23.58
2019	26.42	0.26	(1)	(3.84)	(3.58)	(0.21)	—	(0.21)	22.63
2018	20.62	0.18		5.79	5.97	(0.17)	—	(0.17)	26.42
2017	17.56	0.21		3.00	3.21	(0.15)	—	(0.15)	20.62
2016	20.94	0.22		(3.45)	(3.23)	(0.15)	—	(0.15)	17.56

(1)	For the year ended January 31, 2019, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARE	$0.03	0.13%	0.12%
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
*

For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements). Ratios for the period have been annualized.

†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2020

Total Return††		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

13.85%		$220,444	1.34%	1.34%	0.48%	30%
6.58		221,662	1.27	1.27	1.38	15
(13.48)		220,490	1.27	1.27	1.26	10
29.35		270,452	1.28	1.28	0.99	16
18.67		244,532	1.26	1.26	1.17	29
(15.27)		290,492	1.24	1.24	1.09	15

13.71%		$4,179	1.49%	1.49%	0.35%	30%
6.39		4,805	1.42	1.42	1.21	15
(13.50	)(1)	5,496	1.47	1.47	1.08 (1)	10
29.00		7,875	1.53	1.53	0.77	16
18.32		7,782	1.51	1.51	1.08	29
(15.50)		14,295	1.49	1.49	1.05	15

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Dynamic Asset Allocation Fund
INSTITUTIONAL CLASS SHARES
2020*	$15.87	$0.12	$1.33	$1.45	$(0.06)	$—	$(0.06)	$17.26
2020	14.96	0.25	0.93	1.18	(0.27)	—	(0.27)	15.87
2019	16.54	0.31	(1.61)	(1.30)	(0.28)	—	(0.28)	14.96
2018	14.65	0.25	1.82	2.07	(0.18)	—	(0.18)	16.54
2017	12.83	0.06	1.86	1.92	(0.10)	—	(0.10)	14.65
2016**	15.00	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	12.83
INVESTOR CLASS SHARES^#
2020*	$15.88	$0.07	$1.33	$1.40	$(0.01)	$—	$(0.01)	$17.27
2020	14.95	0.19	0.96	1.15	(0.22)	—	(0.22)	15.88
2019	16.53	0.23	(1.57)	(1.34)	(0.24)	—	(0.24)	14.95
2018	14.64	0.14	1.88	2.02	(0.13)	—	(0.13)	16.53
2017	12.81	0.03	1.86	1.89	(0.06)	—	(0.06)	14.64
2016**	15.00	—	(2.18)	(2.18)	(0.01)	—	(0.01)	12.81

*

For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements). Ratios for the period have been annualized.

**	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

(1)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2020

Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

9.11%	$17,425	1.30%		1.30%	0.82%	131%
7.85	15,219	1.40		1.23	1.58	172
(7.78)	9,935	1.40	(1)	1.37	1.96	310
14.15	5,449	1.40		2.04	1.60	140
14.98	1,764	1.40		2.77	0.44	239
(14.31)	750	1.40		3.00	0.62	379

8.82%	$304	1.54%		1.54%	0.51%	131%
7.70	358	1.65		1.49	1.20	172
(8.04)	682	1.65	(1)	1.63	1.47	310
13.86	552	1.65		2.39	0.92	140
14.74	649	1.65		3.11	0.22	239
(14.54)	604	1.65		2.99	(0.04)	379

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
International Small Cap Fund
INSTITUTIONAL CLASS SHARES
2020*	$15.33	$0.16	$2.28	$2.44	$(0.12)	$—	$(0.12)	$17.65
2020	14.53	0.31	1.03	1.34	(0.54)	—	(0.54)	15.33
2019	18.54	0.30	(3.85)	(3.55)	(0.23)	(0.23)	(0.46)	14.53
2018	14.16	0.14	4.56	4.70	(0.32)	—	(0.32)	18.54
2017	13.47	0.16	0.74	0.90	(0.21)	—	(0.21)	14.16
2016**	15.00	(0.03)	(1.49)	(1.52)	(0.01)	—	(0.01)	13.47
INVESTOR CLASS SHARES^
2020*	$15.34	$0.11	$2.28	$2.39	$(0.05)	$—	$(0.05)	$17.68
2020	14.54	0.29	0.99	1.28	(0.48)	—	(0.48)	15.34
2019	18.53	0.25	(3.83)	(3.58)	(0.18)	(0.23)	(0.41)	14.54
2018	14.16	0.12	4.53	4.65	(0.28)	—	(0.28)	18.53
2017	13.46	0.15	0.72	0.87	(0.17)	—	(0.17)	14.16
2016**	15.00	(0.05)	(1.49)	(1.54)	—	—	—	13.46

*

For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements). Ratios for the period have been annualized.

**	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2020

Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

15.92%	$22,481	1.25%	1.47%	1.20%	58%
9.11	13,560	1.36	1.47	2.10	73
(18.93)	14,699	1.55	1.57	1.81	86
33.27	17,866	1.55	1.71	0.85	64
6.77	8,259	1.55	1.87	1.19	88
(10.12)	7,102	1.55	2.27	(0.30)	29

15.60%	$194	1.50%	1.76%	0.80%	58%
8.71	41	1.63	1.73	1.97	73
(19.10)	394	1.80	1.81	1.55	86
32.87	529	1.80	1.96	0.73	64
6.50	423	1.80	2.10	1.09	88
(10.27)	582	1.80	2.55	(0.55)	29

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Louisiana Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2020*	$17.42	$0.37	$0.08	$0.45	$(0.37)	$—	$(0.37)	$17.50
2020	16.70	0.38	0.78	1.16	(0.44)	—	(0.44)	17.42
2019	16.77	0.45	(0.07)	0.38	(0.45)	—	(0.45)	16.70
2018	16.79	0.47	—	0.47	(0.49)	—	(0.49)	16.77
2017	17.29	0.49	(0.49)	—	(0.50)	—	(0.50)	16.79
2016	17.37	0.51	(0.08)	0.43	(0.51)	—	(0.51)	17.29
INVESTOR CLASS SHARES^#
2020*	$17.42	$0.35	$0.07	$0.42	$(0.34)	$—	$(0.34)	$17.50
2020	16.70	0.35	0.78	1.13	(0.41)	—	(0.41)	17.42
2019	16.77	0.41	(0.07)	0.34	(0.41)	—	(0.41)	16.70
2018	16.78	0.42	0.01	0.43	(0.44)	—	(0.44)	16.77
2017	17.28	0.44	(0.49)	(0.05)	(0.45)	—	(0.45)	16.78
2016	17.37	0.47	(0.09)	0.38	(0.47)	—	(0.47)	17.28

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
*

For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements). Ratios for the period have been annualized.

†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2020

Total Return††	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

2.60%	$4,759	0.75%	1.59%	2.32%	8%
7.00	4,972	0.75	1.51	2.21	10
2.31	3,969	0.75	1.62	2.70	24
2.80	3,781	0.75	1.53	2.74	27
(0.06)	3,939	0.75	1.38	2.84	5
2.56	4,902	0.75	1.32	2.99	16

2.46%	$1,578	0.90%	1.74%	2.17%	8%
6.84	1,579	0.90	1.67	2.06	10
2.10	2,348	0.96	1.82	2.49	24
2.60	2,879	1.00	1.78	2.49	27
(0.31)	3,290	1.00	1.63	2.58	5
2.25	4,740	1.00	1.57	2.74	16

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Microcap Fund
INSTITUTIONAL CLASS SHARES
2020*	$15.62	$0.03	$(1.15)	$(1.12)	$—	$—	$—	$14.50
2020	15.94	0.08	(0.31)	(0.23)	(0.09)	—	(0.09)	15.62
2019	19.28	(0.10)	(2.76)	(2.86)	(0.01)	(0.47)	(0.48)	15.94
2018	17.26	(0.01)	2.39	2.38	—	(0.36)	(0.36)	19.28
2017	13.72	0.04	3.54	3.58	(0.04)	—	(0.04)	17.26
2016**	15.00	(0.04)	(1.24)	(1.28)	—	—	—	13.72
INVESTOR CLASS SHARES^#
2020*	$15.52	$0.01	$(1.15)	$(1.14)	$—	$—	$—	$14.38
2020	15.84	(0.01)	(0.26)	(0.27)	(0.05)	—	(0.05)	15.52
2019	19.19	(0.15)	(2.73)	(2.88)	—	(0.47)	(0.47)	15.84
2018	17.23	(0.05)	2.37	2.32	—	(0.36)	(0.36)	19.19
2017	13.70	—	3.53	3.53	—	—	—	17.23
2016**	15.00	(0.06)	(1.24)	(1.30)	—	—	—	13.70

*

For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements). Ratios for the period have been annualized.

**	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2020

Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

(7.17)%	$11,436	1.30%		1.54%	0.25%	137%
(1.44)	12,710	1.37		1.39	0.47	112
(14.55)	13,158	1.50	(1)	1.47	(0.55)	143
13.77	14,167	1.50		1.59	(0.05)	116
26.11	7,476	1.50		1.85	0.28	153
(8.53)	4,491	1.50		2.48	(0.39)	153

(7.35)%	$303	1.55%		1.79%	0.05%	137%
(1.71)	424	1.61		1.64	(0.06)	112
(14.73)	574	1.75	(1)	1.72	(0.80)	143
13.44	729	1.75		1.84	(0.26)	116
25.77	780	1.75		2.11	(0.02)	153
(8.67)	969	1.75		2.70	(0.62)	153

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Mississippi Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2020*	$16.96	$0.33		$0.14	$0.47	$(0.33)	$—	$(0.33)	$17.10
2020	16.08	0.39		0.88	1.27	(0.39)	—	(0.39)	16.96
2019	16.18	0.42		(0.10)	0.32	(0.42)	—	(0.42)	16.08
2018	16.21	0.46		(0.03)	0.43	(0.46)	—	(0.46)	16.18
2017	16.86	0.46		(0.63)	(0.17)	(0.48)	—	(0.48)	16.21
2016	17.01	0.49		(0.15)	0.34	(0.49)	—	(0.49)	16.86
INVESTOR CLASS SHARES^#
2020*	$16.98	$0.32		$0.14	$0.46	$(0.32)	$—	$(0.32)	17.12
2020	16.10	0.37		0.88	1.25	(0.37)	—	(0.37)	16.98
2019	16.18	0.39	(1)	(0.08)	0.31	(0.39)	—	(0.39)	16.10
2018	16.21	0.42		(0.03)	0.39	(0.42)	—	(0.42)	16.18
2017	16.87	0.42		(0.65)	(0.23)	(0.43)	—	(0.43)	16.21
2016	17.01	0.45		(0.14)	0.31	(0.45)	—	(0.45)	16.87

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
*

For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements). Ratios for the period have been annualized.

†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

(1)	For the year ended January 31, 2019, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES	$0.00	0.02%	0.02%

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2020

Total Return††	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

2.82%	$10,364	0.75%	1.30%	2.16%	—%
7.98	10,297	0.75	1.20	2.35	6
2.03	8,856	0.75	1.20	2.61	40
2.68	8,829	0.75	1.17	2.82	17
(1.09)	7,877	0.75	1.11	2.73	1
2.11	7,931	0.75	1.10	2.97	6

2.72%	$2,051	0.85%	1.41%	2.06%	—%
7.85	2,025	0.85	1.31	2.25	6
1.96 (1)	3,765	0.94	1.38	2.42 (1)	40
2.42	5,744	1.00	1.42	2.57	17
(1.40)	6,563	1.00	1.36	2.48	1
1.91	8,409	1.00	1.35	2.72	6

Financial Highlights (concluded)

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Quantitative Long/Short Fund
INSTITUTIONAL CLASS SHARES
2020*	$18.36	$(0.04)	$(0.40)	$(0.44)	$(0.08)	$—	$(0.08)	$17.84
2020	17.48	0.11	0.91	1.02	(0.14)	—	(0.14)	18.36
2019	19.97	0.12	(1.24)	(1.12)	(0.10)	(1.27)	(1.37)	17.48
2018	18.23	0.03	1.97	2.00	—	(0.26)	(0.26)	19.97
2017	17.15	0.03	1.05	1.08	—	—	—	18.23
2016	17.87	(0.09)	(0.18)	(0.27)	—	(0.45)	(0.45)	17.15
INVESTOR CLASS SHARES^#
2020*	$17.94	$(0.07)	$(0.40)	$(0.47)	$—	$—	$—	$17.47
2020	17.06	(0.05)	1.02	0.97	(0.09)	—	(0.09)	17.94
2019	19.54	0.10 (3)	(1.24)	(1.14)	(0.07)	(1.27)	(1.34)	17.06
2018	17.82	0.03 (3)	1.95	1.98	—	(0.26)	(0.26)	19.54
2017	16.81	(0.01)	1.02	1.01	—	—	—	17.82
2016	17.57	(0.13)	(0.18)	(0.31)	—	(0.45)	(0.45)	16.81

(1)

Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2017 and 2016 was 0.92% and 1.15%, respectively. Expense limitations are applied before giving effect to performance incentive adjustments. Effective June 1, 2017, the performance fee adjustment was discontinued. The effective advisory fee rate from February 1, 2017 through June 1, 2017 was 0.77%.

(2)

Expense ratio includes interest and dividend expense related to short sales. Excluding such interest and dividend expense, the ratio of expenses to average net assets for the yearsor periods presented would be:

	Institutional Class Shares	Investor Class Shares
2020*	1.19%	1.43%
2020	1.08%	1.34%
2019	1.07%	1.22%
2018	1.04%	1.24%
2017	1.13%	1.40%
2016	1.35%	1.63%
(3)	For the years ended January 31, the amounts include a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES
2019	$0.00	0.02%	0.02%
2018	$0.05	0.18%	0.26%
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
#	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.
*

For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements). Ratios for the period have been annualized.

†	Per share data calculated using average shares method.
††

Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2020

Total Return††		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

(2.37)%		$79,415	1.37%	1.37%	(0.29)%	74%
5.83		120,650	1.25	1.25	0.63	83
(5.21)		114,494	1.20	1.20	0.64	84
11.04		141,821	1.14	1.14	0.18	104
6.30		100,557	1.26	1.26	0.18	126
(1.59)		78,415	1.64	1.64	(0.47)	159

(2.62)%		$2,765	1.61%	1.61%	(0.47)%	74%
5.69		12,667	1.50	1.50	(0.28)	83
(5.42	)(3)	14,875	1.35	1.35	0.51 (3)	84
11.18	(3)	19,994	1.34	1.34	0.15 (3)	104
6.01		59,079	1.53	1.53	(0.06)	126
(1.85)		75,436	1.92	1.92	(0.74)	159

Notes to Financial Statements

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with 18 funds. The financial statements included herein relate to the Trust’s Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Burkenroad Small Cap Fund (the “Burkenroad Small Cap Fund”), the Hancock Horizon Diversified Income Fund (the “Diversified Income Fund”), the Hancock Horizon Diversified International Fund (the “Diversified International Fund”), the Hancock Horizon Dynamic Asset Allocation Fund (the “Dynamic Asset Allocation Fund”), the Hancock Horizon International Small Cap Fund (the “International Small Cap Fund”), the Hancock Horizon Louisiana Tax-Free Income Fund (the “Louisiana Tax-Free Income Fund”), the Hancock Horizon Microcap Fund (the “Microcap Fund”), the Hancock Horizon Mississippi Tax-Free Income Fund (the “Mississippi Tax-Free Income Fund”), and the Hancock Horizon Quantitative Long/Short Fund (the “Quantitative Long/Short Fund”) (each a “Fund” and collectively the “Funds”). Each Fund, except for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, is diversified. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund are non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

Effective May 31, 2016, Class A Shares were redesignated as Investor Class Shares. The share class name had no impact on the Funds’ operations or investment policy.

Effective May 24, 2019, Class C Shares merged into Investor Class Shares. The merger had no impact on the Fund’s operations or investment policy.

Effective July 31, 2020, the Funds changed its fiscal year end to December 31. The previous fiscal year end was January 31.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies in accordance with Accounting Standards Codification (“ASC”) Topic 946 — Investment Companies.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the

December 31, 2020

automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: a security’s trading has been halted or suspended; a security has been de-listed from a national exchange; a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or a security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Fair valued securities, if applicable, are identified in the Schedules of Investments.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Horizon Advisers (the “Adviser”) or a sub-adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund and International Small Cap Fund use MarkIt Fair Value. (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its

Notes to Financial Statements (continued)

portfolio that exceed the applicable “confidence interval” based values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Diversified International Fund or International Small Cap Fund owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above. As of December 31, 2020, the Diversified International Fund and International Small Cap Fund valued certain securities in accordance with the procedures described above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value.

Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes – It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended December 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended December 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Purchase discounts

December 31, 2020

and premiums on debt securities are accreted and amortized to maturity and are included in interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

The Diversified International Fund and the International Small Cap Fund may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Investments in REITs – Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Short Sales – The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or prime broker interest expense. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions. Please refer to the Quantitative Long/Short Fund’s Statement of Asset and Liabilities regarding deposits held/due to prime broker.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed

Notes to Financial Statements (continued)

Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

The Fund had prime brokerage borrowings throughout the period ended December 31, 2020 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
$4,322,047	$1,208,870	0.01%	$9,441

Expenses – Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes of Shares – Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid monthly for the Diversified Income Fund, the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, and declared and paid annually for the Burkenroad Small Cap Fund, the Diversified International Fund, the Dynamic Asset Allocation Fund, the International Small Cap Fund, the Microcap Fund, and the Quantitative Long/Short Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

3.	Agreements and other Transactions with Affiliates:

Advisory Agreement

Horizon Advisers (the “Adviser”) is an unincorporated division of Hancock Whitney Bank and serves as the investment adviser to the Funds. Hancock Whitney Bank, which uses the trade name Hancock Bank, is part of Hancock Whitney Corporation’s family of companies. Hancock Whitney Corporation and its family of companies, including Hancock Whitney Bank, are collectively known as “Hancock”. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund as follows:

Assets	Burkenroad Small Cap Fund(1)	Diversified Income Fund	Diversified International Fund(1)	Dynamic Asset Allocation Fund	International Small Cap Fund(1)
$0-$100 million	n/a	n/a	0.86%	n/a	n/a
Over $100 million	n/a	n/a	0.76%	n/a	n/a
$0-$500 million	0.80%	0.70%	n/a	0.70%	0.80%
$501 million - $1 billion	0.75%	0.65%	n/a	0.65%	0.75%
over $1 billion	0.70%	0.60%	n/a	0.60%	0.70%

Assets	Louisiana Tax-Free Income Fund	Microcap Fund(1)	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund(2)
$0-$500 million	0.60%	0.80%	0.60%	0.80%
$501 million - $1 billion	0.55%	0.75%	0.55%	0.75%
over $1 billion	0.50%	0.70%	0.50%	0.70%

“n/a” designates asset tier not applicable.

(1)

Prior to May 31, 2019, the advisory fee was 0.95% on the first $500 million in assets, 0.90% for assets between $500 million and $1 billion, and 0.85% on assets over $1 billion for the Burkenroad Small Cap Fund; 1.00% on the first $100 million in assets and 0.90% on assets over $100 million for the Diversified International Fund; 1.10% on the first $500 million in assets, 1.05% for assets between $500 million and $1 billion, and 1.00% on assets over $1 billion for the International Small Cap Fund; and 1.00% on the first $500 million in assets, 0.95% for assets between $500 million and $1 billion, and 0.90% on assets over $1 billion for the Microcap Fund.

(2)

Prior to June 1, 2017, the advisory fee paid to the Adviser for providing services to the Quantitative Long/Short Fund consisted of a basic annual fee rate (the “Basic Fee”) of 1.20% of the Fund’s average daily net assets for the first $500 million in assets, 1.15% of the Fund’s average daily net assets for the next $500 million in assets, and 1.10% of the Fund’s average daily net assets for assets over $1 billion, and a potential performance adjustment (“Performance Adjustment”) of 0.40% of the Fund’s average daily net assets during the 12-month period ending on each monthly Performance Adjustment calculation date (a “Performance Period”). The Performance Adjustment was subtracted from the Basic Fee if the Fund’s Institutional Class Shares underperformed the S&P Composite 1500 Index by 200 basis points or more during a Performance Period, and was added to the Basic Fee if the Fund’s Institutional Class Shares outperformed the S&P Composite 1500 Index by 200 basis points or more during a Performance Period. Prior to May 31, 2016, the Basic Fee was 1.20% of the Fund’s average daily net assets.

The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

	Burkenroad Small Cap Fund*(1)	Diversified Income Fund*	Diversified International Fund*(2)	Dynamic Asset Allocation Fund*	International Small Cap Fund*(3)
Institutional Class Shares	1.00%	0.90%	1.36%	1.40%	1.25%
Investor Class Shares	1.25%	1.15%	1.61%	1.65%	1.50%
Class D Shares	1.50%	n/a	n/a	n/a	n/a

December 31, 2020

	Louisiana Tax-Free Income Fund*	Microcap Fund*(4)	Mississippi Tax-Free Income Fund*	Quantitative Long/Short Fund*
Institutional Class Shares	0.75%	1.30%	0.75%	1.70	%(1)
Investor Class Shares	1.00%	1.55%	1.00%	1.95	%(1)

“n/a” designates that the Fund does not offer this class.

*	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2021.
(1)	Prior Contractual Expense Limit for the Burkenroad Small Cap Fund was 1.15% for Institutional Class Shares, 1.40% for Investor Class Shares and 1.65% for Class D Shares.
(2)	Prior to May 31, 2019, the Contractual Expense Limit for the Diversified International Fund was 1.50% for Institutional Class Shares and 1.75% for Investor Class Shares.
(3)	Prior to May 31, 2019, the Contractual Expense Limit for the International Small Cap Fund was 1.55% for Institutional Class Shares and 1.80% for Investor Class Shares.
(4)	Prior to May 31, 2019, the Contractual Expense Limit for the Microcap Fund was 1.50% for Institutional Class Shares and 1.75% for Investor Class Shares.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

As of December 31, 2020, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until December 31:	Diversified Income Fund	International Small Cap Fund	Burkenroad Small Cap Fund	Louisiana Tax-Free Income Fund
2018	2021	$86,004	$6,001	$158,253	$55,413
2019	2022	96,550	14,430	211,979	52,970
2020	2023	117,805	32,652	253,707	50,915

	Total	$300,359	$53,083	$623,939	$159,298

Fiscal Year	Subject to Repayment until December 31:	Microcap Fund	Mississippi Tax-Free Income Fund
2018	2021	$451	$59,998
2019	2022	—	60,262
2020	2023	22,929	63,489

	Total	$23,380	$183,749

The Adviser oversees EARNEST Partners, LLC (“EARNEST” or the “Sub-Adviser”), the sub-adviser to the Diversified International Fund, and GlobeFlex Capital, L.P.

(“GlobeFlex” or the “Sub-Adviser” and, together with EARNEST, the “Sub-Advisers”), the sub-adviser to the International Small Cap Fund, to ensure compliance with the investment policies and guidelines of each Fund, and monitors each Sub-Adviser’s adherence to its investment style. The Adviser pays EARNEST out of the advisory fee it receives from the Diversified International Fund and pays GlobeFlex out of the advisory fee it receives from the International Small Cap Fund. The Board supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

Administration Agreement

SEI Investments Global Funds Services (the “Administrator”) is the Administrator of the Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the period ended December 31, 2020, the Funds were charged as follows for these services:

Fund Name	Administration Fee Charged
Burkenroad Small Cap Fund	$113,060
Diversified Income Fund	28,657
Diversified International Fund	162,996
Dynamic Asset Allocation Fund	13,545
International Small Cap Fund	13,349
Louisiana Tax-Free Income Fund	5,422
Mississippi Tax-Free Income Fund	10,262
Microcap Fund	8,918
Quantitative Long/Short Fund	82,152

Transfer Agent and Custodian Agreement

Hancock serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock is paid an annual fee of $12,000 for each class of each Fund and 0.0175% of the average daily net assets of the Funds.

Hancock Whitney Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such

Notes to Financial Statements (continued)

services is paid an annual fee from the Funds’ assets of 0.03% of each daily net assets, subject to a minimum of $250 per month per Fund.

U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund’s average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund and Hancock Horizon International Small Cap Fund, and for such services is paid an annual fee based on each Fund’s average daily net assets.

Distribution Agreement

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the distribution fees charged:

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	—	—	—	—	—
Class D Shares	0.25%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund
Institutional Class Shares	—	—	—	—
Investor Class Shares	—	—	—	—

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Whitney Investment Securities, Inc., those Hancock Whitney Bank entities may receive the distribution and servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the period ended December 31, 2020, Hancock Whitney Investment Securities, Inc. did not receive distribution fees during the period.

The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the shareholder servicing fees charged:

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class D Shares	0.25%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund
Institutional Class Shares	—	—	—	—
Investor Class Shares	0.25%	0.25%	0.25%	0.25%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Whitney Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the period ended December 31, 2020, Hancock Whitney Investment Securities, Inc. received shareholder servicing fees in the amount of $4,105 for the Burkenroad Small Cap Fund.

Other

Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

December 31, 2020

4.	Share Transactions:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

For the period ended December 31, 2020 and the years ended January 31.

	Burkenroad Small Cap Fund			Diversified Income Fund			Diversified International Fund			Dynamic Asset Allocation Fund
	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019
Institutional Class Shares:
Shares issued	328	796	1,426	409	543	598	935	1,070	622	268	400	501
Shares reinvested	129	793	910	120	106	29	318	140	73	3	16	3
Shares redeemed	(1,641)	(2,130)	(2,210)	(971)	(983)	(1,116)	(2,065)	(1,555)	(1,165)	(221)	(121)	(170)

Total Institutional Class Shares Transactions	(1,184)	(541)	126	(442)	(334)	(489)	(812)	(345)	(470)	50	295	334

Investor Class Shares:
Shares issued	103	295	590	4	28	82	19	36	16	1	21	17
Shares reinvested	115	759	1,148	6	6	8	6	4	2	—	1	1
Shares redeemed	(1,303)	(2,531)	(3,853)	(22)	(131)	(193)	(67)	(79)	(73)	(5)	(46)	(5)

Total Investor Class Shares Transactions	(1,085)	(1,477)	(2,115)	(12)	(97)	(103)	(42)	(39)	(55)	(4)	(24)	13

Class C Shares(2):
Shares issued	n/a	n/a	n/a	n/a	—	—	n/a	—	—	n/a	—	2
Shares reinvested	n/a	n/a	n/a	n/a	—	1	n/a	—	—	n/a	—	—
Shares redeemed	n/a	n/a	n/a	n/a	(20)	(14)	n/a	(4)	(1)	n/a	(22)	(1)

Total Class C Shares Transactions	n/a	n/a	n/a	n/a	(20)	(13)	n/a	(4)	(1)	n/a	(22)	1

Class D Shares:
Shares issued	8	20	41	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	26	136	137	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(167)	(175)	(157)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Total Class D Shares Transactions	(133)	(19)	21	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Net Change in Capital Shares	(2,402)	(2,037)	(1,968)	(454)	(451)	(605)	(854)	(388)	(526)	46	249	348

“n/a” designates that the Fund does not offer this class.

(1)	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31.
(2)	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

Notes to Financial Statements (continued)

	International Small Cap Fund			Louisiana Tax-Free Income Fund			Microcap Fund			Mississippi Tax-Free Income Fund
	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019	02/01/20 to 12/31/20(1)	2020	2019
Institutional Class Shares:
Shares issued	552	314	443	20	73	42	336	411	319	47	110	45
Shares reinvested	9	29	20	6	5	1	—	4	28	12	11	—
Shares redeemed	(171)	(471)	(415)	(39)	(31)	(30)	(361)	(426)	(257)	(59)	(65)	(40)

Total Institutional Class Shares Transactions	390	(128)	48	(13)	47	13	(25)	(11)	90	—	56	5

Investor Class Shares
Shares issued	9	2	5	3	9	6	9	21	3	7	13	14
Shares reinvested	—	—	1	1	3	3	—	—	1	1	4	6
Shares redeemed	(1)	(26)	(8)	(4)	(62)	(40)	(15)	(30)	(6)	(7)	(132)	(141)

Total Investor Class Shares Transactions	8	(24)	(2)	—	(50)	(31)	(6)	(9)	(2)	1	(115)	(121)

Class C Shares(2):
Shares issued	n/a	—	—	n/a	—	—	n/a	—	—	n/a	—	—
Shares reinvested	n/a	—	—	n/a	—	—	n/a	—	—	n/a	—	—
Shares redeemed	n/a	—	—	n/a	(1)	—	n/a	(3)	—	n/a	(2)	—

Total Class C Shares Transactions	n/a	—	—	n/a	(1)	—	n/a	(3)	—	n/a	(2)	—

Net Change in Capital Shares	398	(152)	46	(13)	(4)	(18)	(31)	(23)	88	1	(61)	(116)

(1)	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31.
(2)	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

	Quantitative Long/Short Fund
	02/01/20 to 12/31/20(1)	2020	2019
Institutional Class Shares:
Shares issued	409	1,676	1,537
Shares reinvested	21	42	439
Shares redeemed	(2,549)	(1,698)	(2,526)

Total Institutional Class Shares Transactions	(2,119)	20	(550)

Investor Class Shares:
Shares issued	22	240	405
Shares reinvested	—	4	66
Shares redeemed	(570)	(410)	(622)

Total Class A Shares Transactions	(548)	(166)	(151)

Class C Shares(2):
Shares issued	n/a	—	10
Shares reinvested	n/a	—	12
Shares redeemed	n/a	(153)	(61)

Total Class C Shares Transactions	n/a	(153)	(39)

Net Change in Capital Shares	(2,667)	(299)	(740)

(1)	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31.
(2)	On April 18, 2019, the Trust’s Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

December 31, 2020

5.	Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the period ended December 31, 2020 were as follows:

	Burkenroad Small Cap Fund (000)	Diversified Income Fund (000)	Diversified International Fund (000)	Dynamic Asset Allocation Fund (000)	International Small Cap Fund (000)
Cost of Security Purchases
U.S. Government Securities	$—	$—	$—	$—	$—
Other	41,889	19,279	54,623	20,958	13,974

Proceeds from Sales and Maturities
U.S. Government Securities	$—	$—	$—	$—	$—
Other	118,985	24,332	81,269	20,319	8,580

	Louisiana Tax-Free Income Fund (000)	Microcap Fund (000)	Mississippi Tax-Free Income Fund (000)	Quantitative Long/Short Fund (000)
Cost of Security Purchases
U.S. Government Securities	$—	$—	$—	$—
Other	469.00	14,047	—	32,345

Proceeds from Sales and Maturities
U.S. Government Securities	$—	$—	$—	$—
Other	531	14,174	50	60,862

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (accumulated losses), as appropriate, in the periods that the differences arise.

The permanent differences primarily consist of foreign currency transactions, reclassification of long term capital gain distribution on REITs, investments in PFICs, interest and dividend expense, distribution reclassification, premium and market discount adjustment, net operating loss and return of capital. The permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of December 31, 2020 is primarily related to net operating loss, distribution in excess, and return of capital. Accordingly, the following reclassifications have been made to/from the following accounts (000):

	Distributable (Earnings/Loss)	Additional Paid-In Capital
Burkenroad Small Cap Fund	154	(154)
Dynamic Asset Allocation Fund	46	(46)
Microcap Fund	7	(7)
Quantitative Long/Short Fund	203	(203)

Notes to Financial Statements (continued)

The tax character of dividends and distributions declared during period ended December 31, 2020 and the fiscal years ended January 31, 2020 and January 2019 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Tax Exempt	Return of Capital	Totals
Burkenroad Small Cap Fund
2020(1)	$1,069	$9,029	$—	$—	$10,098
2020	—	64,736	—	—	64,736
2019	4,743	98,048	—	—	102,791
Diversified Income Fund
2020(1)	1,501	—	—	64	1,565
2020	1,677	—	—	—	1,677
2019	1,244	—	—	407	1,651
Diversified International Fund
2020(1)	492	9,323	—	—	9,815
2020	4,041	1,246	—	—	5,287
2019	2,614	—	—	—	2,614
Dynamic Asset Allocation Fund
2020(1)	56	—	—	—	56
2020	263	—	—	—	263
2019	196	—	—	—	196
International Small Cap Fund
2020(1)	154	—	—	—	154
2020	472	—	—	—	472
2019	240	248	—	—	488
Louisiana Tax-Free Income Fund
2020(1)	—	—	131	—	131
2020	5	—	157	—	162
2019	4	—	165	—	169
Microcap Fund
2020(1)	—	—	—	—	—
2020	72	—	—	—	72
2019	10	417	—	—	427
Mississippi Tax-Free Income Fund
2020(1)	—	—	234	—	234
2020	4	—	284	—	288
2019	7	—	339	—	346
Quantitative Long/Short Fund
2020(1)	373	—	—	—	373
2020	982	—	—	—	982
2019	809	9,086	—	—	9,895

(1)	For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31 (See Note 1 in the Notes to Financial Statements).

Amounts designated as “—” are either $0 or have been rounded to $0.

Amounts are as of fiscal year end, tax character has been determined at the Funds’ tax year end April 30th and December 31st.

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Undistributed ordinary income	$659	$—	$—	$41	$52
Undistributed long-term capital gain	950	—	3,222	—	—
Unrealized appreciation (depreciation)	61,509	3,025	66,725	2,183	4,411
Capital Loss Carryforward	—	(11,840)	—	(551)	(2,045)
Post-October Losses	—	—	—	—	—
Late-Year Loss Deferral	—	—	—	—	—
Other temporary differences	2	(3)	4	—	(1)

Total distributable earnings (accumulated losses)	$63,120	$(8,818)	$69,951	$1,673	$2,417

December 31, 2020

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund
Undistributed ordinary income	$—	$1	$—	$—
Undistributed long-term capital gain	—	—	—	—
Undistributed Tax Exempt Income	1	—	1	—
Unrealized appreciation (depreciation)	363	1,959	827	18,612
Capital Loss Carryforward	(182)	(3,928)	(493)	(8,227)
Post-October Losses	—	—	—	—
Other temporary differences	(17)	—	—	(1)

Total distributable earnings (accumulated losses)	$165	$(1,968)	$335	$10,384

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from February 1, 2020 through December 31, 2020 and specified losses realized on investment transactions from February 1, 2020 through December 31, 2020, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

During the period ended December 31, 2020, the Dynamic Asset Allocation Fund, International Small Cap and Louisiana Tax-Free Income Fund utilized capital loss carryforwards to offset realized capital gains in the amount of (000) $870, $451 and $11.

For the period ended December 31, 2020, the Funds have capital losses carried forwards as follows (000):

	Short Term	Long Term	Total Capital Loss Carryforwards
Diversified Income Fund	$7,548	$4,292	$11,840
Dynamic Asset Allocation Fund	551	—	551
International Small Cap Fund	2,045	—	2,045
Louisiana Tax-Free Income Fund	159	23	182
Microcap Fund	3,236	692	3,928
Mississippi Tax-Free Income Fund	161	332	493
Quantitative Long/Short Fund	8,227	—	8,227

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at December 31, 2020 were as follows (000):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Burkenroad Small Cap Fund	$70,344	$62,792	$(1,283)	$61,509
Diversified Income Fund	28,592	3,346	(321)	3,025
Diversified International Fund	157,237	75,021	(8,296)	66,725
Dynamic Asset Allocation Fund	15,561	2,241	(58)	2,183
International Small Cap Fund	18,186	4,786	(381)	4,405
Louisiana Tax-Free Income Fund	5,927	363	—	363
Microcap Fund	9,807	2,495	(536)	1,959
Mississippi Tax-Free Income Fund	11,504	827	—	827
Quantitative Long/Short Fund	63,706	19,622	(597)	19,025

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to deferral of interest and dividend expense, PFICs, basis adjustment on REITs and wash sales which cannot be used for Federal Income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on securities sold short held by the Quantitative Long/Short Fund at December 31, 2020 was as follows (000):

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Quantitative Long/Short Fund	$11,526	$254	$(667)	$(413)

Notes to Financial Statements (continued)

7.	Other:

On December 31, 2020, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	Number of Shareholders	% of Outstanding Shares
Burkenroad Small Cap Fund, Institutional Class	2	81
Burkenroad Small Cap Fund, Investor Class	2	24
Burkenroad Small Cap Fund, Class D	4	42
Diversified Income Fund, Institutional Class	1	99
Diversified Income Fund, Investor Class	2	33
Diversified International Fund, Institutional Class	4	93
Diversified International Fund, Investor Class	4	38
Dynamic Asset Allocation Fund, Institutional Class	1	100
Dynamic Asset Allocation Fund, Investor Class	3	70
International Small Cap Fund, Institutional Class	1	94
International Small Cap Fund, Investor Class	2	92
Louisiana Tax-Free Income Fund, Institutional Class	2	100
Louisiana Tax-Free Income Fund, Investor Class	4	64
Microcap Fund, Institutional Class	2	97
Microcap Fund, Investor Class	4	83
Mississippi Tax-Free Income Fund, Institutional Class	1	93
Mississippi Tax-Free Income Fund, Investor Class	8	66
Quantitative Long/Short Fund, Institutional Class	2	94
Quantitative Long/Short Fund, Investor Class	3	51

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

8.	Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust’s experience, the risk of loss from such claims is considered remote.

9.	Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC, or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below:

Municipal Securities Risk (Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund) – Because the Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund primarily purchase municipal bonds, the Funds are more susceptible to adverse economic, political or regulatory changes that may impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund’s securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

The Fund’s concentration of investments in securities of issuers located in Louisiana or Mississippi subjects the Fund to economic conditions and government policies within that state. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Louisiana or Mississippi obligations than a mutual fund that does not have as great a concentration in Louisiana or Mississippi. As with Louisiana or Mississippi municipal securities, events in any of the U.S. territories where the Fund is invested may affect the Fund’s investments and its performance.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Income from municipal obligations could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or non-compliant conduct of bond issuers. A portion of the Fund’s income may be taxable to shareholders subject to the federal alternative minimum tax.

December 31, 2020

Fixed Income Securities Risk (Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and Diversified Income Fund) – The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. The volatility of lower-rated securities is even greater than that of higher-rated securities. Interest rate risk is generally greater for fixed income securities with longer maturities or duration.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment grade security is more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

High Yield Securities Risk (Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and Diversified Income Fund) – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial condition of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

Investment in Other Investment Companies Risk (Diversified Income Fund, Diversified International Fund, Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund) – To the extent the Fund invests in other investment companies, such as ETFs, closed-end funds and other mutual funds, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund’s ability to invest in other investment companies.

Because closed-end funds and ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares may trade at a discount or premium to their net asset value. Investments in closed-end funds and ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of closed-end funds and ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Non-Diversification Risk (Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund) – Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

Notes to Financial Statements (continued)

Equity Risk (Burkenroad Small Cap Fund, Diversified Income Fund, Diversified International Fund, International Small Cap Fund, Microcap Fund and Quantitative Long/Short Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Small- and Mid-Capitalization Company Risk (Burkenroad Small Cap Fund, Diversified Income Fund, International Small Cap Fund and Quantitative Long/Short Fund) – The mid- and small-capitalization companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Mortgage-Backed Securities Risk (Diversified Income Fund) – The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. The Fund may have to re-invest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Asset-Backed Securities Risk (Diversified Income Fund) – Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage backed securities. This is because certain asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.

U.S. Government Securities Risk (Diversified Income Fund) – U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

Foreign Company Risk (Diversified Income Fund, Diversified International Fund and International Small Cap Fund) – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home

December 31, 2020

country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk (Diversified Income Fund and Diversified International Fund) – The Fund may invest in companies located or doing business in emerging market countries. An “emerging market” country is any country determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

MLPs Risk (Diversified Income Fund) – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

REITs Risk (Burkenroad Small Cap Fund, Diversified Income Fund, Microcap Fund and Quantitative Long/Short) – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses.

Bank Loans Risk (Diversified Income Fund) – The Fund may invest in bank loans through participations or assignments. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the

Notes to Financial Statements (continued)

Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. Investments in unsecured bank loans are subject to a greater risk of loss than investments in bank loans secured by collateral.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Short Sales Risk (Quantitative Long/Short Fund) – The Fund is also subject to short sales risk. Short sales are transactions in which the Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

In addition, the Fund’s investment performance may suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. Moreover, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an equity security that pays a dividend, it is obligated to pay the dividend on the security it has sold. However, a dividend paid on a security sold short generally reduces the market value of the shorted security and thus, increases the Fund’s unrealized gain or reduces the Fund’s unrealized loss on its short sale transaction. To the extent that the dividend that the Fund is obligated to pay is greater than the return earned by the Fund on investments, the performance of the Fund will be negatively impacted. Furthermore, the Fund may be required to pay a premium or interest to the lender of the security. The foregoing types of short sale expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity.

Derivatives Risk (Quantitative Long/Short Fund) – Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its investment objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective or to realize profits or limit losses.

Because derivative instruments may be purchased by the Fund for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the

December 31, 2020

underlying investment may result in an immediate and substantial gain or loss to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it.

Portfolio Turnover Risk (Dynamic Asset Allocation Fund and Quantitative Long/Short Fund) – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

Regional Focus Risk (Burkenroad Small Cap Fund) – The Fund’s concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

Asset Allocation Risk (Dynamic Asset Allocation Fund) – The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among the various asset classes and selection of the Underlying ETFs will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Underlying ETFs Investment Risk (Dynamic Asset Allocation Fund) – The Fund’s investments in Underlying ETFs will subject it to substantially the same risks as those associated with the direct ownership of the securities held by such Underlying ETFs. As a shareholder of an Underlying ETF, the Fund relies on the Underlying ETF to achieve its investment objective. If the Underlying ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an Underlying ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the Underlying ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because the value of the Underlying ETFs depends on the demand in the market, they may trade at a discount or premium to their net asset value and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance. Investments in Underlying ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.

Before investing in the Fund, investors should assess the risks associated with the Underlying ETFs and the types of investments made, or tracked, by the Underlying ETFs. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will depend on its allocations to the Underlying ETFs.

Equity Risk – Investments in common stocks are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency, the value of which may be influenced by currency exchange rates and exchange control regulations. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of foreign investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission and foreign companies are

Notes to Financial Statements (continued)

generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Emerging Markets Securities Risk – Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. Moreover, the currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Preferred Stocks Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Fixed Income Securities Risk – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise, and vice versa. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows. Interest rate risk is generally greater for lower-rated securities and securities with longer maturities or durations.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment grade security is more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

December 31, 2020

High Yield Securities Risk – High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial condition of the issuer of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds, and a lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

U.S. Government Securities Risk – Investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Foreign Sovereign Debt Securities Risk – The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Municipal Securities Risk – Municipal securities are susceptible to adverse economic, political or regulatory changes that may impact the ability of municipal issuers to repay principal and to make interest payments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes. Mortgage-Backed Securities Risk – The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. Prepaid amounts may have to be reinvested at lower interest rates.

Mortgage-Backed Securities Risk – The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore difficult to calculate how they will respond to changes in interest rates. Prepaid amounts may have to be reinvested at lower interest rates.

Asset-Backed Securities Risk – Asset-backed securities are subject to risks similar to those associated with mortgage backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because certain asset-backed securities do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.

Commodities Risk – The prices of physical commodities (such as energy, minerals, or agricultural products) may be affected by factors such as natural disasters, weather, and

Notes to Financial Statements (concluded)

U.S. and international economic, political and regulatory developments. The prices of commodities can also fluctuate due to supply and demand disruptions in major producing or consuming regions, as well as temporary distortions in the commodities markets due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.

REITs Risk – REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: (i) declines in property values; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv) zoning changes; and (v) losses from casualty or condemnation.

MLPs Risk – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed 36 to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Derivatives Risk – Derivatives are often more volatile than other investments and may magnify gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives purchased or sold. The lack of a liquid secondary market for a derivative may prevent the closing of derivative positions and could adversely impact the ability to realize profits or limit losses. Because derivative instruments may be purchased for a fraction of the market value of the investments underlying such instruments, a relatively small price movement in the underlying investment may result in an immediate and substantial gain or loss. Derivatives are often more volatile than other investments and more can be lost from a derivative than the amount originally invested in it.

Micro-Capitalization Company Risk (Microcap Fund) – The micro-capitalization companies that the Fund invests in may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- or small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-capitalization stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market. Investing in micro-capitalization companies requires a longer term investment view and may not be appropriate for all investors. The Fund is also subject to the risk that the Fund’s particular investment style, which focuses on micro-capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

Call Risk – During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause a Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

Credit Risk – The possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

December 31, 2020

10.	New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Funds early adopted this guidance as of February 1, 2020. The adoption of this guidance did not have a material impact on the financial statements.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Call-able Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The implications of the ASU have been determined to be immaterial to the Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund.

11.	Change of Independent Registered Public Accounting Firm

The Trust has selected PricewaterhouseCoopers LLP (“PWC”) to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended December 31, 2020. The decision to select PWC was recommended by the Trust’s Audit Committee on August 18, 2020, and was approved by the Board of Trustees on August 18, 2020. During the Trust’s fiscal year ended December 31, 2020, the Trust, nor anyone on its behalf, consulted with PWC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph(a)(1)(iv) in Item 304 of Regulation S-K).

The selection of PWC does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Trust’s prior independent registered public accounting firm, Ernst & Young LLP (“EY”). EY’s report on the Trust’s financial statement for the fiscal years ended January 31, 2020 and January 31, 2019, contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Trust’s fiscal years ended 2020 and 2019 (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused them to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

12.	Subsequent Events:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of December 31, 2020.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Microcap Fund, Hancock Horizon Mississippi Tax-Free Income Fund and Hancock Horizon Quantitative Long/Short Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Microcap Fund, Hancock Horizon Mississippi Tax-Free Income Fund and Hancock Horizon Quantitative Long/Short Fund (nine of the Funds constituting The Advisors’ Inner Circle Fund II, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period February 1, 2020 to December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period February 1, 2020 to December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the years ended January 31, 2020 and 2019 and the financial highlights for each of the periods ended on or prior to January 31, 2020 (not presented herein, other than the statements of operations and changes in net assets and the financial highlights) were audited by other auditors whose report dated March 31, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Report of Independent Registered Public Accounting Firm	December 31, 2020

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2021

We have served as the auditor of one or more investment companies in Hancock Horizon Family of Funds since 2020.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupations During the Past Five Years

INTERESTED TRUSTEES[2,3]

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

N. JEFFERY KLAUDER (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

INDEPENDENT TRUSTEES[3]

JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager-Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

(1)

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

(2)	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
(3)	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund II.

December 31, 2020

Messrs. Nesher and Klauder are Trustees who may be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-990-2434. The following chart lists Trustees and Officers as of December 31, 2020.

Other Directorships Held In The Past Five Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019.

(4)

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupations During the Past Five Years

INDEPENDENT TRUSTEES[2] (continued)

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

ROBERT MULHALL (Born: 1956)	Trustee (Since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments, since 2004.

JAMES BERNSTEIN (Born: 1962)	Vice President (Since 2017) Assistant Secretary (Since 2020)	Attorney, SEI Investments, since 2017. Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

(1)

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

(2)	Trustees oversee 18 funds in The Advisors’ Inner Circle Fund II.

December 31, 2020

Other Directorships Held In The Past Five Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997 and RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund, Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

None.

None.

None.

(3)

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (concluded)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years

OFFICERS (continued)

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.

BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

MATTHEW M. MAHER (Born: 1975)	Vice President and Secretary (Since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Secretary (Since 2019)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

ALEXANDER SMITH (Born: 1977)	Vice President and Assistant Secretary (Since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

December 31, 2020

Other Directorships Held by Officer

None.

None.

None.

None.

None.

None.

None.

Notice to Shareholders (unaudited)

For shareholders that do not have an April 30, 2020 tax year end, this notice is for informational use only.

For the tax year ended April 30, 2020, each Fund is designating long-term capital gains, tax-exempt interest, ordinary income and return of capital with regard to distributions paid during the tax-year end as follows:

Fund	Return of Capital	Long Term Capital Gain Distributions	Ordinary Income Distributions	Tax-Exempt Interest	Total Distributions	Dividends Recieved Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Income (4)	Short Term Capital Gain Dividend (5)	Foreign Tax Credit (6)	Qualified Business Income (7)

Burkenroad Small Cap Fund	0.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Diversified Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	34.96%	39.30%	0.00%	47.53%	0.00%	0.00%	8.22%

Diversified International Fund	0.00%	21.40%	78.60%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%	9.19%	0.00%

Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	0.00%	100.00%	40.52%	61.80%	9.33%	11.33%	0.00%	0.00%	0.00%

International Small Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	10.18%	0.00%

Louisiana Tax-Free Income Fund	0.00%	0.00%	3.84%	96.16%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Microcap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Mississippi Tax-Free Income Fund	0.00%	0.00%	2.58%	97.42%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Quantitative Long/ Short Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

December 31, 2020

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the tax year ended April 30, 2020. The Funds intend to pass through a Foreign Tax Credit to shareholders for the tax year ended April 30, 2020. The total amount of foreign source income is $3,201,388 and $324,909 for Diversified International Fund and International Small Cap Fund, respectively. The total amount of foreign tax paid is $534,713 and $53,490 for Diversified International Fund and International Small Cap Fund, respectively. Your allocable share of the foreign tax credit is reported on form 1099-DIV.

(7)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Notice to Shareholders (unaudited) (concluded)

For shareholders that do not have an December 31, 2020 tax year end, this notice is for informational use only.

For the tax year ended December 31, 2020, each Fund is designating long-term capital gains, tax-exempt interest, ordinary income and return of capital with regard to distributions paid during the tax-year end as follows:

Fund	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Tax- Exempt Interest	Total Distributions	Dividends Received Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Income (4)	Short Term Capital Gain Dividend (5)	Foreign Tax Credit (6)	Qualified Business Income (7)

Burkenroad Small Cap Fund	0.00%	89.42%	10.58%	0.00%	100.00%	70.53%	43.92%	0.00%	0.00%	100.00%	0.00%	4.65%

Diversified Income Fund	5.60%	0.00%	94.40%	0.00%	100.00%	44.33%	47.73%	0.00%	49.06%	0.00%	0.00%	7.40%

Diversified International Fund	0.00%	90.14%	9.86%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	51.77%	0.00%

Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	55.07%	22.29%	0.00%	0.00%	0.00%

International Small Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	71.88%	0.00%	0.00%	0.00%	17.21%	0.00%

Louisiana Tax-Free Income Fund	0.00%	0.00%	0.16%	99.84%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Microcap Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Mississippi Tax-Free Income Fund	0.00%	0.00%	0.12%	99.88%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Quantitative Long/Short Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

December 31, 2020

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the tax year ended December 31, 2020. The Funds intend to pass through a Foreign Tax Credit to shareholders for the tax year ended December 31, 2020. The total amount of foreign source income is $906,486 and $171,342 for Diversified International Fund and International Small Cap Fund, respectively. The total amount of foreign tax paid is $527,848 and $31,923 for Diversified International Fund and International Small Cap Fund, respectively. Your allocable share of the foreign tax credit is reported on form 1099-DIV.

(7)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

HHF-AR-001-1300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are George Sullivan and Robert Mulhall, and each of whom is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Hancock Horizon Family of Funds (December 31, 2020 and January 31, 2020) (the “Funds”).

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

		FYE December 31, 2020			FYE January 31, 2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	N/A	N/A	N/A	$274,235	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to Hancock Horizon Family of Funds (December 31, 2020 and January 31, 2020) (the “Funds”).

PwC billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

		FYE December 31, 2020			FYE January 31, 2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees (1)	$274,235	None	None	N/A	N/A	N/A
(b)	Audit-Related Fees	None	None	None	N/A	N/A	N/A
(c)	Tax Fees (2)	None	None	$193,800	N/A	N/A	N/A
(d)	All Other Fees	None	None	None	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance service fees for affiliates of the Funds.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2020	FYE January 31, 2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2020	FYE January 31, 2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)    Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for December 31, 2020 and January 31, 2020, respectively.

(g) The aggregate non-audit fees and services billed by PWC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $193,800 and $0 for December 31, 2020 and January 31, 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: March 10, 2021

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: March 10, 2021